                                                      Registration No. 333-76152
                                                                      & 811-8174
================================================================================
                                  SECURITIES AND EXCHANGE COMMISSION
                                        Washington, D.C. 20549

                                   POST-EFFECTIVE AMENDMENT NO 1 TO
                                               FORM S-6

                              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                              OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                            ON FORM N-8B-2

                                    LB VARIABLE INSURANCE ACCOUNT I
                                      (Exact Name Of Registrant)

                                     AID ASSOCIATION FOR LUTHERANS
                                          (Name of Depositor)

                         625 Fourth Avenue South, Minneapolis, Minnesota 55415
                         (Address of Depositor's Principal Executive Offices)

                   Depositor's Telephone Number, including Area Code: (612) 340-7005

                                 NAME AND ADDRESS OF AGENT FOR SERVICE
                                             John C. Bjork
                                        625 Fourth Avenue South
                                     Minneapolis, Minnesota 55415

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[x] on April 30, 2002 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                 TITLE OF SECURITIES BEING REGISTERED:
Interest in a separate account under individual flexible premium variable life insurance contracts.

                           APPROXIMATE DATE OF THE PROPOSED PUBLIC OFFERING:
As soon as practicable after effectiveness of the Registration Statement.
================================================================================

LB VARIABLE INSURANCE ACCOUNT

CROSS REFERENCE SHEET
(Reconciliation and Tie Sheet)

Item Number of
  Form N-8B-2            Heading in the Prospectus
--------------           -------------------------

      1                  Cover Page
      2                  Cover Page
      3                  Not Applicable
      4                  Sales and Other Agreements
      5                  The Variable Account
      6                  The Variable Account
      7                  Not Applicable
      8                  Not Applicable
      9                  Legal Proceedings
      10                 Summary; Contract Benefits; Payment and Allocation
                           of Premiums; Death Benefit Guarantee; Contract
                           Rights; General Provisions; Voting Rights
      11                 Summary; LB Series Fund, Inc.
      12                 LB Series Fund, Inc.; Sales and Other Agreements
      13                 Summary; Charges and Deductions; LB Series Fund,
                           Inc.
      14                 AAL/LB and the Variable Account; Issuance of a
                           Contract; General Provisions
      15                 Payment and Allocation of Premiums
      16                   AAL/LB and the Variable Account; Payment and
                           Allocation of Premiums
      17                 Summary; LB Series Fund, Inc.; Contract Benefits;
                           Charges and Deductions; Contract Rights; General
                           Provisions
      18                 AAL/LB and the Variable Account; Contract
                           Benefits; Payment and Allocation of Premiums;
                           Contract Rights
      19                 General Provisions; Voting Rights
      20                 Not Applicable
      21                 Loan Privileges
      22                 Not Applicable
      23                 Sales and Other Agreements
      24                 Definitions; General Provisions
      25                 AAL/LB and the Variable Account
      26                 AAL/LB and the Variable Account
      27                 AAL/LB and the Variable Account; Our Directors
                           and Officers
      28                 AAL/LB and the Variable Account
      30                 Not Applicable
      31                 Not Applicable
      32                 Not Applicable
      33                 Not Applicable
      34                 Not Applicable
      35                 Sales and Other Agreements
      36                 Not Applicable
      37                 Not Applicable
      38                 Summary; Sales and Other Agreements
      39                 Summary; Sales and Other Agreements
      40                 Not Applicable
      41                 Summary; Sales and Other Agreements
      42                 Not Applicable
      43                 Not Applicable
      44                 Summary; AAL/LB and the
                           Variable Account; Accumulated Value and Cash
                           Surrender Value; Payment and Allocation of
                           Premiums; Charges and Deductions; Employment-
                           Related Benefit Plans
      45                 Not Applicable
      46                 Summary; LB Series Fund, Inc.; Charges and
                           Deductions
      47                 AAL/LB and the Variable Account; Payment and
                           Allocation of Premiums
      48                 Not Applicable
      49                 Not Applicable
      50                 AAL/LB and the Variable Account
      51                 Cover Page; Summary; AAL/LB;
                           Contract Benefits; Payment and Allocation of
                           Premiums; Charges and Deductions; Contract
                           Rights; General Provisions
      52                 Addition, Deletion or Substitution of Investments
      53                 Federal Tax Matters
      54                 Not Applicable
      55                 Not Applicable
      56                 Not Applicable
      57                 Not Applicable
      58                 Not Applicable
      59                 Financial Statements

                                         Prospectus
                                      Flexible Premium
                              Variable Life Insurance Contract
                                          Issued By
                                Aid Association For Lutherans

                   625 Fourth Avenue South * Minneapolis, Minnesota 55415
                               (800) 990-6290 * (612) 340-7210

On January 1, 2002, Lutheran Brotherhood ("LB") merged with and into Aid Association for
Lutherans ("AAL"). The merged organization intends to begin operating by a new name as soon as possible after the new name is approved by its members and appropriate regulators. In the meantime, it will do business as Aid Association for Lutherans/Lutheran Brotherhood or
AAL/LB. This Prospectus describes a variable life insurance contract (the "Contract")
previously offered by LB and now offered by AAL/LB ("we", "us" or "our"). We are a fraternal benefit society organized under Wisconsin law and in compliance with Internal
Revenue Code Section 501(c)(8). We offer the Contract only to persons who are eligible for membership with us.

We designed this Contract to provide maximum flexibility in connection with premium payments and death benefits by giving the Contract owner ("you") the opportunity to allocate net premiums among investment alternatives with different investment objectives.
You may, subject to certain restrictions, vary the frequency and amount of premium payments and increase or decrease the level of death benefits payable under the Contract. This flexibility allows you to provide for changing insurance needs under a single insurance contract.

In general, we will allocate net premiums to one or more of the seven Subaccounts of LB
Variable Insurance Account I (the "Variable Account") according to your instructions. The assets of each Subaccount will be invested solely in a corresponding Portfolio of LB Series
Fund, Inc. (the "Fund"), which is a diversified, open-end management investment company
(commonly known as a "mutual fund").

The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the seven corresponding Portfolios of the Fund - the Opportunity Growth Portfolio,
the Mid Cap Growth Portfolio, the World Growth Portfolio, the Growth Portfolio, the High
Yield Portfolio, the Income Portfolio, and the Money Market Portfolio. You bear the entire investment risk for all amounts allocated to the Variable Account; no minimum Accumulated
Value is guaranteed.

The Contracts have not been approved or disapproved by the Securities and Exchange
Commission ("SEC"). Neither the SEC or any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus should be read and kept for future reference. It is valid only when accompanied or preceded by the current prospectus of LB Series Fund, Inc.

The date of this Prospectus is April 30, 2002.

Special Notice
---------------------------------------------------------------------------------------------

Because the charges imposed upon early surrender or lapse may be significant, you should purchase a Contract only if you have the financial capability to keep it in force for a substantial period of time. Also, charges imposed upon surrender or lapse of the Contract will usually exceed the Accumulated Value of the Contract during the early Contract years, which means that payments sufficient to maintain the Death Benefit Guarantee will usually be required to avoid lapse during this period of time. Moreover, because additional charges may be imposed upon surrender or lapse after a requested increase in Face Amount, the Death
Benefit Guarantee may be required to avoid lapse after a requested increase whenever the
Accumulated Value is not sufficient to cover these additional charges.

Replacing existing insurance with a Contract described in this Prospectus may not be to your advantage. In addition, it may not be to your advantage to purchase this Contract to obtain additional insurance protection if you already own another life insurance contract.

Unauthorized Statements
---------------------------------------------------------------------------------------------

This Prospectus does not constitute an offering or solicitation in any jurisdiction in which such offering or solicitation may not be lawfully made. No person is authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus or the accompanying Fund prospectus and, if given or made, such information or representations must not be relied upon as having been authorized.

This entire Prospectus should be read to completely understand the Contract being offered.

Table of Contents
---------------------------------------------------------------------------------------------

Summary
  The Contract                                    5
  Subaccounts of the Variable Account;
  Portfolios of the Fund                          5
  Death Proceeds and Death Benefit Options        6
  Additional Insurance Benefits                   6
  Amount of Accumulated Value and
    Cash Surrender Value                          7
  Flexibility to Adjust Amount of Death Benefit   7
  Contract Issuance                               8
  Allocation of Net Premiums                      8
  Charges Assessed in Connection with the
    Contract                                      8
  Contract Lapse and Reinstatement               10
  Death Benefit Guarantee Protection (called
    No-Lapse Guarantee in Maryland)              11
  Free Look Privileges                           11
  Loan Privileges                                12
  Exchange Privileges                            12
  Surrender of the Contract                      12
  Tax Treatment of Accumulated Value             13
  Tax Treatment of Death Benefits Received by
    the Beneficiary                              13
  Employment-Related Benefit Plans               13

AAL/LB and the Variable Account
  AAL/LB                                         14
  The Variable Account                           14
  LB Series Fund, Inc.                           14
  Performance Information                        15
  Addition, Deletion or Substitution of
    Investments                                  16

Contract Benefits
  Death Benefits                                 17
  Accumulated Value and Cash Surrender Value     22
  Payment of Contract Benefits                   23

Payment and Allocation of Premiums
  Issuance of a Contract                         25
  Amount and Timing of Premiums                  25
  Allocation of Premiums and Accumulated Value   26
  Contract Lapse and Reinstatement               28

Charges and Deductions
  Premium Expense Charges                        30
  Accumulated Value Charges                      30
  Monthly Deduction                              34
  Partial Surrender Charge                       37
  Charges Against the Variable Account           37

Death Benefit Guarantee                          38
Contract Rights
  Loan Privileges                                40
  Surrender Privileges                           41
  Free Look Privileges                           44
  Exchange Privileges                            45

General Provisions
  Postponement of Payments                       46
  Date of Receipt                                46
  The Contract                                   46
  Suicide                                        46
  Incontestability                               46
  Change of Owner or Beneficiary                 46
  Assignment as Collateral                       46
  Misstatement of Age or Gender                  47
  Due Proof of Death                             47
  Reports to Contract Owners                     47
  Additional Insurance Benefits                  47
  Charitability(R)                               48
  Accelerated Benefits Rider                     48
  Reservation of Certain Rights                  49

Federal Tax Matters
  Contract Proceeds                              49
  Our Tax Status                                 51

Employment-Related Benefit Plans                 52
Voting Rights                                    53
Our Directors and Officers                       54
Sales and Other Agreements                       56
Legal Proceedings                                57
Legal Matters                                    57
Experts                                          58
Financial Statements                             58

Appendix A - Definitions

Appendix B - Illustrations of Death Benefits,
  Accumulated Values and Cash Surrender Values

Appendix C - Deferred Administrative Charges
  Per $1,000 of Face Amount

Appendix D - Initial Monthly Administrative
  Charges Per $1,000 of Face Amount

Appendix E - Prior Contracts

Prior Contracts
---------------------------------------------------------------------------------------------

Prior to May 1, 1997, LB issued a class of flexible premium variable contract ("prior contract" or "VUL 1 contracts"). The VUL 1 contracts were sold from February 1994 until at least May 1, 1997. Even though the VUL 1 contracts are no longer issued, premium payments are still made under the VUL 1 contracts. This prospectus principally describes the
Contract but also describes the VUL 1 contracts. The principal differences between the
Contract and the VUL 1 contracts relate to charges, different premium classes, issue ages and maturity ages, and different ranges of face amounts. See the section entitled "Appendix
E - Prior Contracts" in the Prospectus.

Summary
---------------------------------------------------------------------------------------------

Please refer to Appendix A at the end of this Prospectus for definitions of technical terms used herein.

The Contract
This flexible premium variable life insurance contract (the "Contract") allows you, subject to certain limitations, to make premium payments in any amount until the Insured's Attained
Age 100 and at any frequency. As long as the Contract remains in force, it will provide for

 1. life insurance coverage on the named Insured;
 2. an Accumulated Value;
 3. surrender rights and Contract loan privileges; and
 4. a variety of additional insurance benefits.

We offer the Contract to provide protection against economic loss when the Insured dies, and not primarily as an investment.

The Contract is called "flexible premium" because, unlike many other insurance contracts, there is no fixed schedule for premium payments. See "PAYMENT AND ALLOCATION OF
PREMIUMS-Amount and Timing of Premiums". The Contract is called "variable" because, unlike a conventional fixed-benefit whole life insurance contract, the Death Benefit under the
Contract may, and the Accumulated Value and the Cash Surrender Value will, increase or decrease to reflect the investment performance of the selected Subaccounts of the Variable
Account, as well as other factors. See "CONTRACT BENEFITS".

Your failure to pay Scheduled Premiums will not itself cause the Contract to lapse.
Conversely, your payment of premiums in any amount or frequency (including Scheduled
Premiums) will not necessarily guarantee that the Contract will remain in force, except to the extent these premium payments are sufficient to maintain the Death Benefit Guarantee.
See "DEATH BENEFIT GUARANTEE". In general, subject to the Death Benefit Guarantee, the
Contract will lapse when

(a) Cash Surrender Value is insufficient to pay the Monthly Deduction (for insurance and administration charges) or
(b) Contract Debt exceeds Accumulated Value less any Decrease Charge, and in either case if a grace period expires without sufficient additional payments. See "PAYMENT AND
    ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement".

We will require satisfactory evidence of insurability before issuing any Contract.
We offer the Contract only to Insureds who are eligible for membership with us.

Subaccounts of the Variable Account; Portfolios of the Fund
You allocate the Net Premium payments to one or more of the seven Subaccounts of the
Variable Account--

o  the Opportunity Growth Subaccount,
o  the Mid Cap Growth Subaccount,
o  the World Growth Subaccount,
o  the Growth Subaccount,
o  the High Yield Subaccount,
o  the Income Subaccount, and
o  the Money Market Subaccount.

The assets of each such Subaccount will be invested in the corresponding Portfolio of the
Fund. Subject to certain restrictions, you may transfer amounts among the Subaccounts of the Variable Account (see "PAYMENT AND ALLOCATION OF PREMIUMS-Allocation of Premiums and
Accumulated Value").

The investment objectives of the Portfolios of the Fund (individually a "Portfolio" and collectively the "Portfolios") are:

Opportunity Growth Portfolio. To achieve long term growth of capital by investing primarily in a professionally managed diversified portfolio of smaller capitalization common stocks.

Mid Cap Growth Portfolio. To achieve long term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations.

World Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of established, non-U.S.
companies.

Growth Portfolio. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

High Yield Portfolio. To achieve a higher level of income through a diversified portfolio of high yield securities ("junk bonds") which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities.

Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

No assurance can be given that the Portfolios of the Fund will achieve their respective investment objectives.

We act as investment adviser to the Fund and are paid a daily fee by the Fund for investment management services equal to an annual rate of .40% of the aggregate average daily net assets of all Portfolios except the World Growth Portfolio. We receive a daily investment advisory fee from the Fund equal to .85% of the aggregate average daily net assets of the World Growth Portfolio, as described in the accompanying current prospectus for the Fund. See "AAL/LB AND THE VARIABLE ACCOUNT-LB Series Fund, Inc."

The accompanying prospectus of the Fund contains detailed information about the Fund, its
Portfolios, the investment advisory arrangement, and other matters relating to the Fund and its investment objectives and policies.

Death Proceeds and Death Benefit Options
As long as the Contract remains in force, we will pay the death proceeds to the Beneficiary upon receipt of due proof of death of the Insured.

For all contracts except those issued in New York, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age
100, the amount payable will be the Cash Surrender Value on the date of death.

For contracts issued in New York, if the Insured dies before the Contract Anniversary on or next following the Insured's 100th birthday (the "Maturity Date"), the proceeds of the contract will consist of the Contract Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, we will pay the
Cash Surrender Value on the Maturity Date, and the Contract will be terminated. See
"CONTRACT BENEFITS-Death Benefits" and "GENERAL PROVISIONS-Additional Insurance Benefits".

There are two Death Benefit Options. Death Benefit Option A provides for the greater of (a)
the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated
Value (with Accumulated Value in each case being determined on the Valuation Date on or next following the Insured's date of death). Death Benefit Option B provides for the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured's death. As long as the
Contract remains in force, the Death Benefit will not be less that the Contract's Face
Amount in force.

Additional Insurance Benefits
Additional insurance benefits offered under the Contract include:

o  waiver of selected amount in the event of total disability;
o  additional insurance coverage for accidental death;
o  term insurance on the Insured's spouse;
o  term insurance on the Insured's children;
o  a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability; and
o  a cost of living insurance adjustment without proof of insurability.

See "GENERAL PROVISIONS-Additional Insurance Benefits". The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly
Deduction. See "CHARGES AND DEDUCTIONS-Monthly Deduction".

CharitAbility(R)is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. CharitAbility for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract. See "GENERAL PROVISIONS-CharitAbility(R)."

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. See "GENERAL PROVISIONS-Accelerated
Benefits Rider". The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS-Contract Proceeds-Benefits Paid under the
Accelerated Benefits Rider".

Amount of Accumulated Value and Cash Surrender Value
The Accumulated Value of the Contract is the total amount of the value held under the
Contract at any time. It equals the sum of the amounts held in the Loan Account and the
Variable Account. The Contract's Accumulated Value in the Variable Account will increase or decrease and reflects

o  the investment performance of the chosen Subaccounts of the Variable Account,
o  any Net Premiums paid,
o  any partial surrenders,
o  any loans,
o  any loan repayments,
o  any loan interest paid or credited, and
o  any charges assessed in connection with the Contract (including any Decrease Charge previously imposed upon a requested decrease in Face Amount).

The Contract Owner bears the entire investment risk for amounts allocated to the Variable
Account. We do not guarantee a minimum Accumulated Value. See "CONTRACT
BENEFITS-Accumulated Value and Cash Surrender Value".

The Accumulated Value is relevant to
o  continuation of the Contract,
o  the Cash Surrender Value (which determines various other rights under the Contract),
o  determining the amount available for Contract loans, and
o  computation of cost of insurance charges, and
o  may be relevant to the computation of Death Benefits.

The Contract's Cash Surrender Value will be the Accumulated Value less any Contract Debt and any Decrease Charge. The Cash Surrender Value is relevant to continuation of the
Contract and to determining the amount available upon partial or total surrender of the
Contract.

Flexibility to Adjust Amount of Death Benefit
You have significant flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount of the Contract. Any change in the Face Amount may affect the charges under the Contract. Any increase in the Face Amount will result in an increase in the Monthly
Deduction, and any requested increase in Face Amount will also increase the Decrease
Charge, which is imposed upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount. For any requested decrease in Face Amount, that part of the Decrease Charge reflecting the decrease will reduce the Accumulated Value attributable to the Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. See "CONTRACT BENEFITS-Death Benefits-Ability to Change Face
Amount".

The minimum requested increase in Face Amount is $25,000. Any requested increase may require additional evidence of insurability. See "CONTRACT BENEFITS-Death Benefits-Changes in Face Amount". Any requested increase in Face Amount is subject to a limited "free look"
privilege (see "CONTRACT RIGHTS-Free Look Privileges"), and, during the first 24 months following the increase, to an exchange privilege (see "CONTRACT RIGHTS-Exchange
Privileges").

Any requested decrease in Face Amount cannot result in a Face Amount less than the Minimum
Face Amount. The minimum Face Amount ("Minimum Face Amount") at issue for a Contract is
$50,000 for Insureds with an Attained Age of 18 through 50, and $25,000 for all other
Insureds. After issuance of the Contract, the Minimum Face Amount at issue continues to apply to the Contract, except that if a Contract has a Minimum Face Amount of $50,000 the
Minimum Face Amount will be reduced to $25,000 after an Insured reaches Attained Age 51. We reserve the right to establish a different Minimum Face Amount for Contracts issued in the future.

To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect the decrease. See "PAYMENT AND ALLOCATION OF
PREMIUMS-Amount and Timing of Premiums-Premium Limitations".

Contract Issuance
If the applicant desires to have temporary conditional insurance pending Contract issuance, we will require a premium payment (the "Minimum Conditional Insurance Premium") equal to three initial Death Benefit Guarantee Premiums, or, in the case of automatic monthly payment plans, two initial Death Benefit Guarantee Premiums. If we subsequently determine that the proposed Insured is not an acceptable risk under our underwriting standards and rules, even if the Minimum Conditional Insurance Premium has been paid, no temporary conditional insurance coverage will have been provided and any premium paid will be refunded (without interest).

Upon delivery of the Contract, you must pay the balance (if any) of the premium required before issuance of the Contract (the "Minimum Contract Issuance Premium"). The Minimum
Contract Issuance Premium will equal the initial Scheduled Premium you select (e.g., the quarterly, semi-annual or annual premium payment you select), or, in the case of automatic monthly payment plans, the greater of the Minimum Conditional Insurance Premium or the initial Scheduled Premium. If the Date of Issue precedes the Contract Date and the Minimum
Contract Issuance Premium otherwise required would not provide a premium payment sufficient to cover the next Contract Month, we will require additional Scheduled Premium payment(s)
sufficient to cover through the next Contract Month. See "PAYMENT AND ALLOCATION OF
PREMIUMS-Amount and Timing of Premiums".

Until the Contract Date, premium payments will be held in our General Account. If a
Contract is issued, we will credit interest on the premium payments at a rate of interest determined by us. No interest will be credited if no Contract is issued (but the full amount of any premiums paid, without deduction of any Contract charges, will be refunded).
On the Contract Date, we will deduct the Premium Expense Charges attributable to the premiums paid. We will then transfer the balance of such premiums, together with any interest credited, from the General Account to the Variable Account and allocate that amount among the Subaccount(s) you have selected. See "PAYMENT AND ALLOCATION OF
PREMIUMS-Issuance of a Contract".

Allocation of Net Premiums
Net Premiums are the premiums paid less the Premium Expense Charges. See "CHARGES AND
DEDUCTIONS-Premium Expense Charges". Generally, we will allocate your Net Premiums to the
Subaccount(s) of the Variable Account in accordance with the your instructions (as specified in the Application for the Contract or as subsequently changed).

You must notify us if payment is a premium payment; otherwise, it will be considered a loan repayment.

Charges Assessed in Connection with the Contract
Premium Expense Charges. We will deduct certain charges (the "Premium Expense Charges")
from each premium payment. The Premium Expense Charges will consist of a percent-of-premium charge of 5% of each premium payment (a 5% sales charge) and a premium processing charge of
$1.00 per premium payment ($.50 for automatic payment plans). We reserve the right to increase the premium processing charge in the future to an amount not exceeding $2.00 per premium payment ($1.00 for automatic payment plans).

Monthly Deduction. On the Contract Date and on each Monthly Anniversary thereafter, we will reduce the Accumulated Value by a Monthly Deduction equal to the sum of

o  the monthly cost of insurance charge,
o  the monthly administration charges, and
o  a charge for any additional insurance benefits added by rider.

We will determine the monthly cost of insurance charge by multiplying the net amount at risk (that is, in general, the Death Benefit less Accumulated Value) by the applicable cost of insurance rate(s). Those rates will depend upon the gender, Attained Age and premium class of the Insured and upon our expectation as to future mortality experience. The rates will not exceed the guaranteed cost of insurance rates set forth in the Contract based on the Insured's Attained Age and the 1980 Commissioners Standard Ordinary Mortality Table.
See "CHARGES AND DEDUCTIONS-Monthly Deduction".

The monthly administration charges will include (1) a basic monthly administrative charge equal to $10.00 per month and (2) the Initial Monthly Charge, which applies until 180
Monthly Deductions have been made following Contract issuance or a requested increase in
Face Amount. The Initial Monthly Charge will be computed as a charge per $1,000 of Face
Amount, the amount of the charge depending upon

 o the initial Face Amount,
 o the Insured's Attained Age at issue and,
 o except for Insureds with an Attained Age at Contract issuance under 18, upon the
   Insured's gender and whether the Insured is a tobacco user or not.

If the Face Amount is increased, a separate Initial Monthly Charge for Increases will be deducted from Accumulated Value as part of the first 180 Monthly Deductions after the increase. See "CHARGES AND DEDUCTIONS-Monthly Deduction-Monthly Administration Charge".

The charge for additional insurance benefits added by rider will be specified in the
Contract or in a supplement to the Contract. See "GENERAL PROVISIONS-Additional Insurance
Benefits".

The cost of insurance rate and the Initial Monthly Charge per $1,000 of Face Amount will be lower for Contracts having a Face Amount at issuance or after requested increases that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana not vary on the basis of the Insured's gender, and so, in Montana, this charge will not be based on the gender of the Insured.

Decrease Charge. We will deduct a deferred charge (the "Decrease Charge") upon Contract lapse or surrender, or in part upon a requested decrease in Face Amount, if these events occur before 180 Monthly Deductions have been made (that is, approximately 15 years)
following Contract issuance or a requested increase in Face Amount. The Decrease Charge consists of a contingent deferred sales charge (the "Contingent Deferred Sales Charge") and a deferred administrative charge (the "Deferred Administrative Charge").

The term "Decrease Charge" is used to describe this charge because, during the applicable
15-year period, the charge is imposed in connection with a decrease in the Face Amount, either as the result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).

We will deduct the Decrease Charge from the Accumulated Value in determining the Contract's
Cash Surrender Value (which is the Accumulated Value less any Contract Debt and any
Decrease Charge). The Cash Surrender Value determines various rights under the Contract
(including how long the Contract remains in effect). See "CONTRACT BENEFITS-Accumulated
Value and Cash Surrender Value".

Subject to an additional limitation keyed to actual premium payments (described below), we will determine the maximum Contingent Deferred Sales Charge at issuance of the Contract.
The charge will equal 25% of an annual premium amount used solely for the purpose of calculating the Contingent Deferred Sales Charge (the "CDSC Premium"). The maximum
Contingent Deferred Sales Charge based upon the CDSC Premium will be shown in the Contract.
(For further information concerning the determination of the CDSC Premium and the calculation of the Contingent Deferred Sales Charge, see "CHARGES AND
DEDUCTIONS-Accumulated Value Charges-Decrease Charge".)

The maximum Contingent Deferred Sales Charge calculated in this manner will remain level until the fifth Contract Anniversary and will then be reduced on each Monthly Anniversary commencing on the fifth Contract Anniversary. After the 120th Monthly Deduction following the fifth Contract Anniversary, the Contingent Deferred Sales Charge will be zero. The actual Contingent Deferred Sales Charge will, however, never exceed 25% of premiums paid
(before deducting the Premium Expense Charges) during the first Contract Year.

We will determine the maximum Deferred Administrative Charge at issuance of the Contract.
The charge will equal an amount per $1,000 of Face Amount based upon

o  the initial Face Amount,
o  the Insured's Attained Age at Contract issuance, and,
o  except for Insureds with an Attained Age at Contract issuance under 18, the Insured's gender and whether the Insured is a tobacco user or not.

(For further information concerning the calculation of the Deferred Administrative Charge, see "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge.")

The Deferred Administrative Charge is reduced on the Date of Issue and on each subsequent
Monthly Anniversary so that it reaches zero when 180 Monthly Deductions have been made. See
"CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge".

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana not vary on the basis of the Insured's gender, and so, in Montana, this charge will not be based on the gender of the Insured.

A separate Decrease Charge will also be calculated, and then reduced over a 15-year period, in a similar manner upon a requested increase in Face Amount. See "CHARGES AND
DEDUCTIONS-Accumulated Value Charges-Decrease Charge".

Partial Surrender Charge. We will deduct a charge equal to $25 or 2% of the surrender amount requested, whichever is less, from the amount withdrawn to compensate us for our costs upon a partial surrender - that is, a partial Accumulated Value withdrawal. See
"CHARGES AND DEDUCTIONS-Partial Surrender Charge".

Daily Charges Against the Variable Account. We impose a daily charge for our assumption of certain mortality and expense risks incurred in connection with the Contract. Currently, this Mortality and Expense Risks Charge is at an annual rate of .60% of the average daily net assets of each Subaccount of the Variable Account.  However, we may raise the charge to an annual rate of .75%. See "CHARGES AND DEDUCTIONS-Charges Against the Variable Account".

We currently make no charges against the Variable Account for Federal or state income taxes. We may make deductions from the Variable Account to pay such taxes if we determine that such taxes may be imposed. See "FEDERAL TAX MATTERS".

In addition, because the Variable Account purchases shares of the Fund, the value of Units in the Subaccount(s) of the Variable Account will reflect the net asset value of the shares of the Fund held therein, and therefore the investment advisory fee incurred by the Fund.
See "AAL/LB AND THE VARIABLE ACCOUNT-LB Series Fund, Inc." and "CONTRACT
BENEFITS-Accumulated Value and Cash Surrender Value".

Contract Lapse and Reinstatement
Your failure to make a Scheduled Premium payment will not itself cause a Contract to lapse.
Subject to the Death Benefit Guarantee (see "DEATH BENEFIT GUARANTEE"), lapse will only occur when

 (a)    the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) is insufficient to cover the Monthly Deduction or
 (b)    Contract Debt exceeds the Accumulated Value less any Decrease Charge,

and in either case if a 61-day grace period expires without a sufficient payment. See
"PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement".

Subject to certain conditions (including evidence of insurability satisfactory to us and the payment of a sufficient premium), you may reinstate a Contract at any time within 5 years after the expiration of the grace period. See "PAYMENT AND ALLOCATION OF
PREMIUMS-Contract Lapse and Reinstatement".

Death Benefit Guarantee Protection
---------------------------------------------------------------------------------------------
The Contract will not lapse if sufficient premium payments have been made to maintain the
Death Benefit Guarantee. (In Contracts issued in the State of Maryland, the "Death Benefit
Guarantee" described in this Prospectus is called a "No-Lapse Guarantee."  For Maryland
Contracts, references in this Prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.) In general, in order to maintain the
Death Benefit Guarantee, as of each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount must equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly
Anniversary since the issuance of the Contract.

If the Death Benefit Guarantee requirement is not met on a Monthly Anniversary but the Cash
Surrender Value less any unearned prepaid loan interest is greater than or equal to the sum of Death Benefit Guarantee Premiums from the Date of Issue through that Monthly
Anniversary, then the sum of premiums paid will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement. In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met.

The Death Benefit Guarantee applies until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of

(a) the Insured's Attained Age 71 (for contracts issued in New York, the Insured's
    Attained Age 66) and
(b) the Attained Age of the Insured at the end of a period ranging from 8 to 34 years
    (3 to 29 years for contracts issued in New York (varying with the Insured's Attained Age at issue) from the Date of Issue.

The Death Benefit Guarantee terminates immediately as of any Monthly Anniversary when these cumulative premium requirements are not satisfied.

We will send written notice to you indicating that the Death Benefit Guarantee has terminated, and you will have 31 days from the date such notice is sent by us to reinstate the Death Benefit Guarantee. After that, the Death Benefit Guarantee can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee. The written notice of termination from us to you will indicate the premium payment required to reinstate the Death Benefit Guarantee. See "DEATH BENEFIT
GUARANTEE".

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, we will use any excess of Accumulated Value over the Contract Debt to pay the Monthly
Deduction. If the available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

The Death Benefit Guarantee provides significant protection against lapse of the Contract.
First, the Death Benefit Guarantee can prevent lapse of the Contract due to a decrease in
Cash Surrender Value resulting from poor investment performance. Also, the Death Benefit
Guarantee will probably be necessary to avoid lapse of the Contract during the early
Contract Years because the Cash Surrender Value will probably not be sufficient to cover the Monthly Deduction. Finally, because the Decrease Charge will increase after a requested increase in Face Amount, thereby reducing the Cash Surrender Value, the Death Benefit
Guarantee may also be necessary to avoid lapse after a requested increase in Face Amount.
See "DEATH BENEFIT GUARANTEE".

In Contracts issued in the State of Maryland, the "Death Benefit Guarantee" described in this Prospectus is called a "No-Lapse Guarantee."  For Maryland Contracts, references in this Prospectus to the Death Benefit Guarantee should be understood as references to the
No-Lapse Guarantee.

Free Look Privileges
The Contract provides for an initial Free Look Period. You may cancel the Contract until the latest of

 (a) 45 days after Part I of the application for the Contract is signed,
 (b) 10 days after you receive the Contract (15 days for Contracts issued in Colorado and 20 days for Contracts issued in North Dakota), and
 (c) 10 days after we mail or personally deliver a notice of withdrawal right to you.

In Alaska, Arizona, Delaware, Florida, Iowa, Kansas, Montana, Oregon and Wisconsin, when you return the Contract, you will receive a refund equal to the sum of

o  the Accumulated Value (as of the date the returned Contract is received by us at our office at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or by our representative from whom the Contract was purchased),without any deduction of the Decrease Charge, plus
o  the amount of any Premium Expense Charges, plus
o  any Monthly Deductions charged against the Contract's Accumulated Value, plus
o  any Mortality and Expense Risk Charges deducted from the value of the net assets or the
   Variable Account attributable to the Contract, plus
o  the advisory fees charged by the Fund against net asset value in the Fund Portfolios attributable to the Contract's value in the corresponding Subaccount(s) of the Variable
   Account. See "CONTRACT RIGHTS-Free Look Privileges".

In all other states, we will refund the sum of all premiums paid.

Similar free look privileges apply after a requested increase in Face Amount. See "CONTRACT
RIGHTS-Free Look Privileges".

Loan Privileges
You may at any time after the Contract Date obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. See "CONTRACT RIGHTS-Loan Privileges".

Contract loans will bear interest at a fixed rate of 8.0% per year, which is 7.4% per year when paid in advance. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If you do not pay interest when due, it will be added to the loan balance. You may repay Contract loans at any time. Each repayment must be at least $25. When Contract loans are repaid, we will credit any prepaid interest attributable to the repaid amount to the Subaccount(s) in the same manner as the repayment.

Contract loans are allocated against the Subaccounts of the Variable Account in proportion to the Accumulated Value in the respective Subaccounts or, with our approval, in accordance with your instructions. The loan amount is, in effect, treated as part of the Contract's
Accumulated Value, but the proceeds payable under the Contract will be reduced by the Debt.
We will transfer Accumulated Value equal to the Contract loan from the appropriate
Subaccount(s) to our General Account (such amounts being herein called the "Loan Account").
This amount in the Loan Account will earn interest for you at an effective annual rate of
6%. We will credit this interest monthly to the Contract's Accumulated Value held in the
Subaccount(s).

You must notify us if a payment is a premium payment; otherwise, it will be considered a loan repayment.

We will allocate any partial or full repayment of Debt by you, as well as any interest credited from the Loan Account, to the Subaccount(s) in proportion to the Accumulated Value in the respective Subaccounts. Subject to our approval, you may choose a different allocation. A loan taken from a Contract may have Federal income tax consequences. See
"CONTRACT RIGHTS-Loan Privileges".

Exchange Privileges
During the first 24 Contract Months after the Date of Issue, subject to certain restrictions, you may exchange the Contract for a fixed benefit permanent life insurance contract issued by us. The new contract will have the same Date of Issue and issue age as the Contract. The new contract will also have, at your option, either a death benefit equal to the Death Benefit under the Contract on the effective date of the exchange or a net amount at risk equaling the net amount at risk under the Contract on the effective date of the exchange. We may require an additional premium payment. See "CONTRACT RIGHTS-Exchange
Privileges". An exchange may have tax consequences. See "FEDERAL TAX MATTERS-Contract
Proceeds".

Surrender of the Contract
You may at any time fully surrender the Contract and receive in cash the Cash Surrender
Value, if any. The Cash Surrender Value will equal the Accumulated Value of the Contract, less any Contract Debt and any Decrease Charge. The Cash Surrender Value will include any unearned prepaid loan interest. As unearned prepaid loan interest is earned, the Cash
Surrender Value will decrease. See "CONTRACT RIGHTS-Surrender Privileges".

Subject to certain restrictions (including a minimum surrender amount of $200 and a remaining Cash Surrender Value of at least $500), and a partial surrender charge of $25 or
2% of the surrender amount requested, whichever is less, you may also partially surrender the Contract and withdraw part of the Contract's Accumulated Value at any time while the
Insured is living. If Death Benefit Option B is in effect, a partial surrender may result in a reduction in the Face Amount in force. Under either Death Benefit Option, a partial surrender will reduce the Death Benefit. A surrender taken from a Contract may have federal income tax consequences. See "CONTRACT RIGHTS-Surrender Privileges".

Tax Treatment of Accumulated Value
Under current tax law, Accumulated Value under a Contract should be subject to the same
Federal income tax treatment as cash value in a conventional fixed-premium, fixed-benefit whole life insurance contract. A change of Contract Owners or a partial or total surrender may have tax consequences depending on the circumstances. See "FEDERAL TAX MATTERS-Contract
Proceeds".

Tax Treatment of Death Benefits Received by the Beneficiary
Under current tax law, like death benefits payable under conventional life insurance contracts, Death Benefit proceeds payable under the Contract should ordinarily be completely excludable from the gross income of the Beneficiary. As a result, the
Beneficiary will generally not be taxed on the proceeds. See "FEDERAL TAX MATTERS-Contract
Proceeds".

Employment-Related Benefit Plans
The cost of insurance rates applicable to Contracts purchased under employment-related insurance or benefit programs may in some cases not vary depending on the Insured's gender, as is the case generally (except for Contracts issued in the state of Montana) under the
Contracts. In addition, different limitations with respect to the minimum Face Amount, increases in Face Amount, additional insurance benefits, and issue ages may apply to
Contracts issued in connection with employment-related insurance or benefit programs. SEE
"EMPLOYMENT-RELATED BENEFIT PLANS".

For further information, please read the following detailed description. Illustrations of how investment performance of the Variable Account may cause Death Benefits, Accumulated
Values and Cash Surrender Values under the Contract to vary are included in Appendix B.

You should retain a copy of the Contract. That document, together with the application attached to the Contract, any supplemental applications and any Contract supplements, and our Articles of Incorporation and Bylaws which are in force on the Date of Issue, constitutes the entire agreement between you and us.

AAL/LB and the Variable Account
---------------------------------------------------------------------------------------------

AAL/LB
On January 1, 2002, LB merged with and into AAL. The merged organization intends to begin operating by a new name as soon as possible after the new name is approved by its members and appropriate regulators.  In the meantime, we will do business as Aid Association for
Lutherans/Lutheran Brotherhood or AAL/LB. We issue the Contracts. We are a fraternal benefit society owned by and operated for our members. We are a non-profit, non-stock, membership organization, organized in 1902 under the laws of the State of Wisconsin. We are currently licensed to transact life insurance business in all 50 states and the District of
Columbia.

We are subject to regulation by the Office of the Commissioner of Insurance of the State of
Wisconsin as well as by the insurance departments of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in the Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which the Contracts are sold. We are also subject to certain
Federal securities laws and regulations.

Our Financial Statements are included elsewhere in this Prospectus.

The Variable Account
We established the Variable Account as a separate account in 1993 pursuant to the laws of the State of Minnesota. As a result of LB's merger with and into AAL, the Variable Account is now operated under the laws of the State of Wisconsin. The Variable Account meets the definition of a "separate account" under the federal securities laws. We have caused the
Variable Account to be registered with the SEC as a unit investment trust under the
Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the
Variable Account.

The assets of the Variable Account are owned by us, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our General Account assets of the
Variable Account which exceed the reserves and other liabilities of the Variable Account.
Income and realized and unrealized gains and losses from each Subaccount of the Variable
Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

LB Series Fund, Inc.
Each Subaccount of the Variable Account invests only in shares of a corresponding Portfolio of the Fund. The Fund is registered with the SEC under the 1940 Act as a diversified, open-end management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund. The Fund is designed to provide an investment vehicle for variable annuity and variable life insurance contracts.

Shares of the Fund are sold to other separate accounts of ours and of our wholly owned indirect subsidiary, Lutheran Brotherhood Variable Insurance Products Company ("LBVIP").
The Fund may in the future create new portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts to invest simultaneously in the Fund, although we do not foresee any such disadvantages. The management of the Fund intends to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.
Material conflicts could result from, for example,

(1) changes in state insurance laws,
(2) changes in Federal income tax law,
(3) changes in the investment management of the Fund, or
(4) differences in voting instructions between those given by the contract owners from the different separate accounts.

In addition, if we believe the Fund's response to any of those events or conflicts insufficiently protects Contract Owners, we will take appropriate action on our own.

The Variable Account will purchase and redeem shares from the Fund at net asset value.
Shares will be redeemed to the extent necessary for us to collect charges under the
Contracts, to pay Cash Surrender Value upon full surrenders of the Contracts, to pay partial surrenders, to make Contract loans, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. As investment adviser to the
Fund, we charge the Fund a daily investment advisory fee equal to an annual rate of .40% of the aggregate average daily net assets of the Money Market, Income, High Yield, Growth, Mid
Cap Growth, and Opportunity Growth Portfolios. We also charge the Fund an annual investment advisory fee equal to .85% of the aggregate average daily net assets of the World Growth
Portfolio, as described in the accompanying current prospectus for the Fund.

We have engaged T. Rowe Price International, Inc. ("Price International") as investment subadviser for the World Growth Portfolio. Price International is one of the world's largest international mutual fund asset managers with the U.S. equivalent of about $24.4 billion under management as of December 31, 2001 in its offices in Baltimore, London,
Tokyo, Singapore, Paris, Hong Kong and Buenos Aires. Price International has an investment advisory group that has day-to-day responsibility for managing the World Growth Portfolio and developing and executing the Portfolio's investment program. We pay the Subadviser for the World Growth Portfolio an annual subadvisory fee for the performance of subadvisory services. The formula for determining the subadvisory fee is described fully in the prospectus for the Fund.

You should periodically consider the allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investing in the Fund's various
Portfolios. A full description of the Fund, its investment objectives, policies and restrictions, its expenses, the risks attendant to investing in the Fund's Portfolios and other aspects of its operation is contained in the accompanying Prospectus for the Fund, which should be carefully read together with this Prospectus. There is no assurance that the investment objectives of the current Portfolios will be met.

Performance Information
Performance information for the Variable Account and/or the Fund may appear in advertisements, sales literature, or reports to Contract Owners. Performance information for the Fund will appear only when accompanied by performance information for the Variable
Account. Performance information for the Variable Account will reflect the deduction of applicable charges to the Contract. Quotations of performance information for the Fund will not take into account charges or deductions against the Variable Account to which Fund shares are sold or deductions against the Contract. Performance information reflects only the performance of a hypothetical investment during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolios of the
Fund in which the Variable Account invests, and the market conditions during the given period of time, and should not be considered as a representation of what may be achieved in the future.

Performance for the Variable Account and/or the Fund, as reported from time to time in advertisements and sale literature, may be compared with that of other company separate accounts or mutual funds included in the generally accepted indices, analyses or rankings prepared by Lipper, Inc., Standard & Poor's Corporation, Morningstar, Inc., VARDS, Dow
Jones or similar independent rating or statistical investment services that monitor the performance of insurance company separate accounts or mutual funds. Performance of the
Variable Account may be quoted or compared to rankings, yields or returns as published or prepared by independent rating or statistical services or publishers or publications such as THE BANK RATE MONITOR NATIONAL INDEX, BARRON'S, BUSINESS WEEK, DONOGHUE'S MONEY MARKET
FUND REPORT, FINANCIAL SERVICES WEEK, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE,
GLOBAL INVESTOR, INSTITUTIONAL INVESTOR, INVESTOR'S DAILY, KIPLINGER'S PERSONAL FINANCE,
LIPPER ANALYTICAL SERVICES, MONEY, MUTUAL FUND FORCASTER, NEWSWEEK, THE NEW YORK TIMES,
PERSONAL INVESTOR, STANGER REPORT, SYLVIA PORTER'S PERSONAL FINANCE, USA TODAY, U.S. NEWS
AND WORLD REPORT, THE WALL STREET JOURNAL and WIESENBERGER INVESTMENT COMPANIES SERVICE.

Addition, Deletion or Substitution of Investments
We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable
Account may purchase. If the shares of a Portfolio of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a
Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law. The Variable Account may to the extent permitted by law purchase other securities for other contracts or permit a conversion between contracts upon request by the Contract Owners.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new
Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing
Contract Owners on a basis to be determined by us.

If any of these substitutions or changes are made, we may by appropriate endorsement change the Contract to reflect the substitution or change. If we deem it to be in the best interest of Contract Owners, and subject to any approvals that may be required under applicable law, we may operate the Variable Account as a management company under the 1940
Act, we may cause it to be deregistered under that Act if registration is no longer required, or we may combine it with other separate accounts of ours.

Contract Benefits
---------------------------------------------------------------------------------------------

Death Benefits
General. As long as the Contract remains in force (see "PAYMENT AND ALLOCATION OF
PREMIUMS-Contract Lapse and Reinstatement"), we will pay the death proceeds of the
Contract, upon due proof of the Insured's death, to the named Beneficiary in accordance with the designated Death Benefit Option. The proceeds may be paid in cash or under one of the settlement options set forth in the Contract. See "CONTRACT BENEFITS-Payment of
Contract Benefits". The amount payable under the designated Death Benefit Option will be reduced by any outstanding Contract Debt and any due and unpaid Monthly Deduction(s), and will be increased by any additional insurance benefits on the Insured's life provided for in the Contract.

The amount or duration of the Death Benefit may vary with the Accumulated Value and may increase or decrease.  As long as this contract remains in force and there is no Debt or unpaid Monthly Deductions, the Death Proceeds will always be at least equal to the Face
Amount.

Except for those contracts issued in New York, if the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.  For contracts issued in New York, if the Insured is living on the Maturity Date, we will pay the Cash Surrender
Value on the Maturity Date, and the Contract will be terminated.

Death Benefit Options. The Contract provides two Death Benefit Options: Option A and Option
B. You designate the Death Benefit Option in the application.

Option A. The Death Benefit is equal to the greater of (a) the Face Amount of the Contract plus the Accumulated Value of the Contract and (b) the Accumulated Value multiplied by the specified percentage shown in the following table (with the Accumulated Value in each case being determined on the Valuation Date on or next following the Insured's date of death):

  Specified                 Specified
Attained Age  Percentage   Attained Age  Percentage
---------------------------------------------------------------------------------------------
40 or less        250%         61           128%
     41           243          62           126
     42           236          63           124
     43           229          64           122
     44           222          65           120
     45           215          66           119
     46           209          67           118
     47           203          68           117
     48           197          69           116
     49           191          70           115
     50           185          71           113
     51           178          72           111
     52           171          73           109
     53           164          74           107
     54           157       75 to 90        105
     55           150          91           104
     56           146          92           103
     57           142          93           102
     58           138          94           101
     59           134       95 to 99        100
     60           130

Illustration of Option A. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt. (The specified percentage is 250%
for an Insured aged 40 or below on the Contract Anniversary prior to the date of death.)

Under Option A, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000 plus Accumulated Value. Thus, for example, a Contract with an Accumulated Value of $5,000 will have a Death Benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of
$10,000 will yield a Death Benefit of $60,000 ($50,000 + $10,000); and an Accumulated Value
of $25,000 will yield a Death Benefit of $75,000 ($50,000 + $25,000). The Death Benefit,
however, will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated
Value of the Contract exceeds $33,333, the Death Benefit will be greater than the Face
Amount plus Accumulated Value.

Each additional dollar added to Accumulated Value above $33,333 will increase the Death
Benefit by $2.50. An Insured with an Accumulated Value of $35,000 will therefore have a
Death Benefit of $87,500 (2.50 X $35,000); an Accumulated Value of $40,000 will yield a
Death Benefit of $100,000 (2.50 X $40,000); and an Accumulated Value of $50,000 will yield a Death Benefit of $125,000 (2.50 X $50,000).

Similarly, any time Accumulated Value exceeds $33,333 each dollar taken out of Accumulated
Value will reduce the Death Benefit by $2.50. If at any time, however, Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated
Value of the Contract, the Death Benefit will be the Face Amount plus the Accumulated Value.

Option B. The Death Benefit is the greater of (a) the Face Amount of the Contract and (b)
the Accumulated Value on the Valuation Date on or next following the Insured's date of death multiplied by the specific percentage shown in the table above.

Illustration of Option B. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt.

Under Option B, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000. However, because the Death Benefit must be equal to or be greater than 2.50 times the Accumulated Value, any time the Accumulated Value of the Contract exceeds
$20,000, the Death Benefit will exceed the Face Amount. Each additional dollar added to
Accumulated Value above $20,000 will increase the Death Benefit by $2.50. Thus, a
40-year-old Insured with an Accumulated Value of $25,000 will have a Death Benefit of
$62,500 (2.50 X $25,000); an Accumulated Value of $30,000 will yield a Death Benefit of
$75,000 (2.50 X $30,000); and an Accumulated Value of $40,000 will yield a Death Benefit of
$100,000 (2.50 X $40,000).

Similarly, any time Accumulated Value exceeds $20,000 each dollar taken out of Accumulated
Value will reduce the Death Benefit by $2.50. If at any time, however, the Accumulated
Value multiplied by the specified percentage is less than the Face Amount, the Death
Benefit will be the Face Amount of the Contract.

Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option A. If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have premium payments and favorable investment performances reflected to the maximum extent in the Accumulated Value, you should select
Option B.

Change in Death Benefit Option. At any time when the Death Benefit would be the Face Amount plus the Accumulated Value (if Option A is in effect) or the Face Amount (if Option B is in effect), you may change the Death Benefit Option in effect by sending us a Written Notice of change. No charges will be imposed to make a change in Death Benefit Option. The effective date of any such change will be the Monthly Anniversary on or next following the date we receive the Written Notice.

If the Death Benefit Option is changed from Option A to Option B, the Face Amount will not change and the Death Benefit will be decreased by the Accumulated Value of the Contract on the effective date of the change. These changes will generally have the effect of decreasing the net amount at risk under the Contract. In addition, if a Contract Owner changed from Option A to Option B, and then back to Option A from Option B, the resulting
Face Amount and net amount at risk under Option A would generally be lower as a result of the intervening change to Option B.

If the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change; however, this change may not be made if it would reduce the Face Amount to less than $5,000.

The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and net amount at risk (that is, the difference between the Death Benefit and Accumulated Value)
can be illustrated as follows. Assume that a Contract under Option A has a Face Amount of
$100,000 and an Accumulated Value of $10,000, and therefore a Death Benefit of $110,000
($100,000 + $10,000) and a net amount at risk of $100,000 ($110,000 - $10,000). If the
Death Benefit Option is changed from Option A to Option B, the Face Amount would remain the same, the Death Benefit (which equals the Face Amount under Option B) would be reduced from
$110,000 to $100,000, and the net amount at risk would be reduced from $100,000 to $90,000
($100,000 - $10,000). If the Death Benefit Option were then changed back to Option A, the
Death Benefit would remain the same, the Face Amount would be reduced from $100,000 to
$90,000 (that is, reduced by the amount of the Accumulated Value), and the net amount at risk would remain the same ($100,000 - $10,000 = $90,000). The overall effect of changing from Option A to Option B and then back to Option A would be to have reduced the Face
Amount from $100,000 to $90,000, to have reduced the Death Benefit from $110,000 to
$100,000, and to have reduced the net amount at risk from $100,000 to $90,000.

If a change in Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change. See "PAYMENT AND ALLOCATION OF PREMIUMS-Amount and Timing of
Premiums-Premium Limitations".

A change in Death Benefit Option may affect the monthly cost of insurance charge because this charge varies with the net amount at risk-that is, in general, the Death Benefit less the Accumulated Value. See "CHARGES AND DEDUCTIONS-Monthly Deduction". Changing from Option
A to Option B will generally decrease the net amount at risk, thereby reducing the cost of insurance charges. Changing from Option B to Option A will generally result in a net amount at risk that remains level. Such a change from Option B to Option A, however, will result in an increase in the cost of insurance charges over time because the net amount at risk will (unless the Death Benefit is based on the applicable percentage of Accumulated Value)
remain level rather than decreasing as the Accumulated Value increases.

How Death Benefits May Vary in Amount. The Death Benefit may vary with the Contract's
Accumulated Value and the Accumulated Value may increase or decrease. The Death Benefit under Option A will always vary with the Accumulated Value because the Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage shown in the foregoing table. Under Option B, the
Death Benefit will only vary with the Contract's Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Contract.

Ability to Change Face Amount. Subject to certain limitations (see "Decreases" and
"Increases" below), generally you may increase your Contract's Face Amount in force or decrease your Contract's Face Amount in force. The effective date of the increase will be the date shown on the supplemental schedule page that we will mail you.  (For contracts issued in New York, the effective date of the increase will be the Monthly Anniversary on or next following the date we approve your application for insurance.)  The effective date of the decrease will be the Monthly Anniversary on or next after we receive written notice.
An increase in Face Amount may have tax consequences. See "TAX MATTERS-Contract Proceeds".
The effect of changes in Face Amount on Contract charges, as well as certain additional considerations, are described below:

Decreases. A decrease in the Face Amount may affect the total net amount at risk and the portion of the net amount at risk covered by various premium classes, both of which may affect your monthly insurance charges. See "CHARGES AND DEDUCTIONS-Monthly Deduction".

A decrease in the Face Amount will result in the partial imposition of the Decrease Charge as of the Monthly Anniversary on which the decrease becomes effective. See "CHARGES AND
DEDUCTIONS-Accumulated Value Charges-Decrease Charge". Whenever the Decrease Charge is
imposed in part in connection with a requested decrease in Face Amount, the Initial Monthly
Charge included in the first 180 Monthly Deductions will be reduced proportionately to take into account the amount of the Deferred Administrative Charge included in the Decrease
Charge then imposed. See "CHARGES AND DEDUCTIONS-Monthly Deduction-Initial Monthly Charge".

See Appendix E for information about differences in charges on VUL 1 contracts.

If the Death Benefit Guarantee is in force, then on the effective date of any requested decrease in Face Amount the Accumulated Value less any Contract Debt must be sufficient to cover the Decrease Charge imposed in connection with the requested decrease and the Monthly
Deduction due on that date. If the Death Benefit Guarantee is not in force, then the Cash
Surrender Value must be sufficient to cover the Monthly Deduction due on that date. If these requirements are not satisfied, we will not execute the requested decrease in Face
Amount.

The Face Amount in force after any requested decrease may not be less than the Minimum Face
Amount. Also, to the extent a decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not execute the decrease (see "PAYMENT AND ALLOCATION OF
PREMIUMS-Amount and Timing of Premiums-Premium Limitations").

As discussed previously (see "CONTRACT BENEFITS-Death Benefit-Change in Death Benefit
Option"), if the Death Benefit Option is changed from Option B to Option A, the Death
Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change; however, this change may not be made if it would reduce the Face Amount to less than $5,000.

We will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. Also, if a partial surrender would decrease the Face Amount, we will not execute the partial surrender to the extent that it would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance. See "PAYMENT AND ALLOCATION
OF PREMIUMS-Amount and Timing of Premiums-Premium Limitations".

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in force in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Face Amount. See "CHARGES AND DEDUCTIONS-Monthly Deduction". If you request a decrease in Face Amount, that part of any Decrease Charge applicable to the decrease will reduce the Accumulated Value attributable to the Contract and the Decrease Charge will be reduced by this amount. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease
Charge".

Increases. An increase in the Face Amount will generally affect the total net amount at risk and may affect the portion of the net amount at risk covered by various premium classes (if multiple premium classes apply), both of which may affect your monthly insurance charges. See "CHARGES AND DEDUCTIONS-Monthly Deduction".

An increase in the Face Amount will also increase the Decrease Charge and will result in the imposition of a new Initial Monthly Charge for Increases (which is included in the
Monthly Deduction) as of the Monthly Anniversary when the increase becomes effective. See
"CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge" and "CHARGES AND
DEDUCTIONS-Monthly Deduction".

You may not request an increase in Face Amount for less than $25,000. You may not increase the Face Amount after the Insured's Attained Age 85. To obtain an increase, you must submit an application for the increase. We may require that additional evidence of insurability be submitted with any request for an increase. An increase need not be accompanied by an additional premium, but we will continue to deduct the Premium Expense Charges from any premiums paid and will deduct other charges associated with the increase from Accumulated
Value.

After increasing the Face Amount, you will have the right (i) during a Free Look Period, to have the increase cancelled and receive a credit or refund (see "CONTRACT RIGHTS-Free Look
Privileges"), and (ii) during the first 24 months following the increase to exchange the increase in Face Amount for a fixed benefit permanent life insurance contract issued by us, subject to the same conditions and principles as apply to an exchange of the entire
Contract for such a new contract (see "CONTRACT RIGHTS-Exchange Privileges").

See Appendix E for information about changes in face amounts for VUL 1 contracts.

Unless the Death Benefit Guarantee is in effect, on the effective date of an increase the
Accumulated Value must be sufficient to cover any Contract Debt and any Decrease Charge
(including the additional Decrease Charge arising from the requested increase) and the
Monthly Deduction due on that date. In other words, on that date, taking the increase into account, the Cash Surrender Value before the Monthly Deduction must be equal to or greater than the amount of the Monthly Deduction then due. If the existing Accumulated Value at the time of a requested increase does not result in a sufficient Cash Surrender Value after the increase, you may have to make additional premium payments to increase the Accumulated
Value and thereby increase the Cash Surrender Value sufficiently.

If the Death Benefit Guarantee is in effect, the Cash Surrender Value after the increase before the Monthly Deduction may be less than the Monthly Deduction then due, even though the Death Benefit Guarantee Premium will be increased as a result of any requested increase in Face Amount (see "DEATH BENEFIT GUARANTEE-Death Benefit Guarantee Premium").

Insurance Protection. You may increase or decrease the insurance protection provided by the
Contract (that is, the net amount at risk, which is, in general, the difference between the
Death Benefit and the Accumulated Value) in one of several ways as insurance needs change.
These include

o  increasing or decreasing the Face Amount,
o  changing the level of premium payments, and,
o  to a lesser extent, making a partial surrender under the Contract.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

(a) A decrease in the Face Amount will, subject to the applicable percentage limitations
    (see "CONTRACT BENEFITS-Death Benefits-Death Benefit Options"), decrease the insurance protection without reducing the Accumulated Value (except for the deduction of any
    Decrease Charge applicable to the decrease). If the Face Amount is decreased, the Monthly
    Deduction generally will decrease as well, but any Decrease Charge then applicable will be imposed in part upon a requested decrease in Face Amount (see "CHARGES AND DEDUCTIONS-
    Accumulated Value Charges-Decrease Charge" and CHARGES AND DEDUCTIONS--Monthly Deduction").
(b) An increase in the Face Amount (which may require satisfactory evidence of insurability-see "Increases" above) will likely increase the amount of insurance protection, depending on the amount of Accumulated Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Monthly Deduction will increase as well (see "CONTRACT BENEFITS-Death Benefits-Increases").
(c) Under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the amount of insurance protection as long as premium payments are sufficient to keep the Contract in force. See "Payment and Allocation of Premiums-Contract Lapse
    and Reinstatement-Lapse".
(d) Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount, an increased level of premium payments will generally reduce the amount of insurance protection.
(e) Under either Death Benefit Option, if the Death Benefit is the applicable percentage of Accumulated Value, then an increased level of premium payments will increase the amount of insurance protection.
(f) A partial surrender will reduce the Death Benefit. See "CONTRACT RIGHTS-Surrender
    Privileges". However, it has a limited effect on the charges under the Contract, because the partial surrender will affect the net amount at risk only when the Death Benefit is based on the applicable percentage of Accumulated Values (see "CONTRACT RIGHTS-Surrender
    Privileges--Partial Surrender"). The primary use of a partial surrender is to withdraw
    Accumulated Value. Furthermore, it results in a reduced amount of Accumulated Value and increases the possibility that the Contract will lapse.

The techniques described in this section for changing the amount of insurance protection under the contract (for example, changing the face amount, making a partial surrender, and changing the amount of premium payments) must be considered together with the other restrictions and considerations described elsewhere in this prospectus.

How the Duration of the Contract May Vary. Subject to the Death Benefit Guarantee (which depends upon the level of premium payments, partial surrenders and the Contract Loan
Amount-see "DEATH BENEFIT GUARANTEE"), the duration of the Contract depends upon the Cash
Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease
Charge). The Contract will remain in force as long as (a) the Cash Surrender Value of the
Contract is sufficient to pay the Monthly Deduction and (b) Contract Debt does not exceed
Accumulated Value less any Decrease Charge.

In general, however, when the Cash Surrender Value is insufficient to pay the Monthly
Deduction or when Contract Debt exceeds Accumulated Value less any Decrease Charge, and a grace period expires without an adequate payment by the Contract Owner, the Contract will lapse and terminate without value. The Contract Owner has certain rights to reinstate the
Contract. See "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement".

Accumulated Value and Cash Surrender Value
The Accumulated Value of the Contract is the total amount of value held under the Contract at any time. The Accumulated Value is used in determining the Cash Surrender Value (the
Accumulated Value less any Contract Debt and any Decrease Charge). See "CONTRACT
RIGHTS-Surrender Privileges". There is no guaranteed minimum Accumulated Value. Because a
Contract's Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

A Contract's Accumulated Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts of the Variable Account and may increase or decrease.
They will also reflect any Net Premiums paid, any partial surrenders, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Contract (including any Decrease Charge previously imposed on a requested decrease in
Face Amount).

Calculation of Accumulated Value. The Accumulated Value of the Contract is determined first on the Contract Date and thereafter on each Valuation Date. On the Contract Date, the
Accumulated Value will be the New Premiums received, plus any interest earned during the period when premiums are held in our General Account (before being transferred to the
Variable Account) (see "PAYMENT AND ALLOCATION OF PREMIUMS-Issuance of a Contract"), less any Monthly Deductions due on the Contract Date.

On each Valuation Date after the Contract Date, the Contract's Accumulated Value will be:

(1) the aggregate of the values attributable to the Contract in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount's
    Unit Value on the date by the number of Subaccount Units allocated to the Contract; plus
(2) the value attributable to the Contract in the Loan Account (see "CONTRACT
    RIGHTS-Loan Privileges") on the Valuation Date.

Determination of Number of Units. Any amounts allocated to the Subaccounts will be converted into Units of the Subaccount. The number of Units to be credited to the Contract is determined by dividing the dollar amount being allocated by the Unit Value as of the end of the Valuation Period during which the amount was allocated.

The number of Subaccount Units in any Subaccount will be increased by:

(i)   any Net Premiums allocated to the Subaccount during the current Valuation Period;
(ii)  any Accumulated Value transferred to the Subaccount from the General Account or another Subaccount during the current Valuation Period;
(iii) any repayments of the Contract Debt during the current Valuation Period; and
(iv)  any interest earned on the amount in the Loan Account and transferred to the Variable
      Account during the current Valuation Period.

 The number of Subaccount Units in any Subaccount will be decreased by:

(i)   any Monthly Deduction allocated to the Subaccount during the current Valuation
      Period to cover the Contract Month following a Monthly Anniversary;
(ii)  any Accumulated Value transferred from the Subaccount to another Subaccount or the
      General Account;
(iii) the amount of any partial surrender (including the partial surrender charge) during the current Valuation Period; and
(iv)  any Contract loans allocated to the Subaccount and transferred to the Loan Account during the current Valuation Period.

The Subaccount Unit Value is determined before any Contract transactions on the Valuation
Date that would affect the number of Subaccount Units (see immediately preceding paragraph). If the Contract's Accumulated Value in the Variable Account is to be calculated for a day that is not a Valuation Date, the next following Valuation Date will be used.

Determination of Unit Value.  The Unit Value for a Subaccount is calculated on each
Valuation Date by dividing (1) by (2):
Where:
(1) is the net result of:
    (a) the net asset value of the corresponding Portfolio of the Subaccount at the end of the current Valuation Period, plus
    (b) the amount of any dividend or capital gain distribution by the Portfolio if the
        "ex-dividend" date occurs during the Valuation Period, plus or minus
    (c) a charge or credit or any taxes reserved which we determine a result of the investment operation of the Portfolio, minus
    (d) the Mortality and Expense Risk Charge (see "CHARGES and DEDUCTIONS-Charges Against the
        Variable Account-Mortality and Expense Risk Charge") for each day during the current
        Valuation Period (a current charge of .001644%, but never to exceed .002055%, of the net assets for each day during the current Valuation Period), and
(2) is the number of Units for the Subaccount attributable to all Contracts.

Payment of Contract Benefits
Except for those Contracts issued in New York, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age
100, the amount payable will be the Cash Surrender Value on the date of death.

For contracts issued in New York, if the Insured dies before the Maturity Date, the proceeds of the contract will consist of the Contract Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions.  If the Insured is living on the
Maturity Date, we will pay the Cash Surrender Value on the Maturity Date, and the Contract
will be terminated.

See Appendix E for information about benefits at maturity date on VUL 1 contracts, which is the Contract Anniversary on or next following the Insured's 96th birthday.

Death proceeds under a Contract will ordinarily be paid within seven days after we receive due proof of death. The Cash Surrender Value (Accumulated Value less any Contract Debt and any Decrease Charge), partial surrenders and Contract loans will ordinarily be paid within seven days of receipt of a Written Notice. Payments may be postponed in certain circumstances. See "GENERAL PROVISIONS-Postponement of Payments".

You may decide the form in which the proceeds will be paid. During the Insured's lifetime, you may arrange for the death proceeds to be paid in a lump sum or under one of the settlement options described below. These choices are also available if the Contract is surrendered. If no election is made, the proceeds will be paid pursuant to Option 1 described below.

For an option to be used, the proceeds to be applied must be at least $2,000. Election of an option is also subject to the conditions that (a) payments must not be less than $50 each and (b) payments must be made only at annual, semi-annual, quarterly or monthly intervals.

Settlement options currently offered under a Contract are as follows:

Option 1-Interest Income. The proceeds may be left on deposit. Interest will be paid at a rate of not less than 3% per year. These proceeds may be withdrawn upon request.

Option 2-Income of a Fixed Amount. Income of a fixed amount will be paid at agreed upon intervals. This income is subject to the conditions that (a) income per year must not be less than 6% of the proceeds, and (b) income is paid until the proceeds, with interest credited at the rate of 3 1/2% per year on the unpaid balance, are paid in full (this income may be increased by the crediting of additional interest).

Option 3-Income for a Fixed Period. Income for a fixed number of years, not to exceed 30, will be paid with interest credited on unpaid balance at a rate not less than 3.5% per year
(the income will not be less than the amounts set forth in a table in the Contract relating to this option).

Option 4-Life Income with Guaranteed Period. Income for the lifetime of the payee will be paid. If the payee dies during the guaranteed period, payments will be continued to the payee's beneficiary to the end of that period. A period of 10 or 20 years may be elected
(the income will not be less than the amounts set forth in tables in the Contract relating to this option). After the first payment is made, this option may not be revoked or changed.

Option 5-Other Options. The proceeds may be paid under any other settlement option agreeable to us.

You may elect an option by Written Notice to us during the Insured's lifetime. The option must be elected before proceeds become payable. Assignees and third-party owners may elect an option only with our consent. Election of Option 4 may be made only if the payee is a natural person who is the Insured or a Beneficiary.

If it is the death proceeds under a Contract that are payable, the Beneficiary may elect a settlement option provided that (a) the manner of settlement has not been restricted before the Insured's death, and (b) the death proceeds have not been paid.

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner to receive benefits from the Contract that would be otherwise payable upon the death of the
Insured. Our representative should be consulted as to whether and to what extent the rider is available in a particular state and on any particular Contract. See "GENERAL
PROVISIONS-Accelerated Benefits Rider". The tax treatment of benefits paid under the
Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS-Contract
Proceeds-Benefits Paid under the Accelerated Benefits Rider".

Payment and Allocation of Premiums
---------------------------------------------------------------------------------------------

Issuance of a Contract
In order to purchase a Contract, an individual must make application to us through our licensed representative, who is also a registered representative of Lutheran Brotherhood
Securities Corp. or AAL Capital Management Corporation. We are offering Contracts only to
Insureds who are eligible for membership with us. At issue the Minimum Face Amount of a
Contract under our rules is currently $50,000 for Insureds with an Attained Age of 18 through 50, and $25,000 for all other Insureds. We reserve the right to revise our rules from time to time to specify a different Minimum Face Amount at issue for subsequently issued Contracts. A Contract will be issued only on Insureds who have an Attained Age of 85 or less and who provide satisfactory evidence of insurability to us. Acceptance is subject to our underwriting rules. We reserve the right to reject an application for any reason permitted by law.

At the time an application for a Contract is accepted, subject to our underwriting rules, an applicant can obtain temporary conditional insurance protection pending issuance of the
Contract by submitting payment of the Minimum Conditional Insurance Premium. The Minimum
Conditional Insurance Premium will equal three initial Death Benefit Guarantee Premiums, or, in the case of automatic monthly payment plans, two initial Death Benefit Guarantee
Premiums. If we subsequently determine that the proposed Insured is not an acceptable risk under our underwriting standards and rules, even if the Minimum Conditional Insurance
Premium has been paid, no temporary conditional insurance coverage will have been provided and any premium paid will be refunded (without interest).

Upon delivery of the Contract, you must pay the balance (if any) of the Minimum Contract
Issuance Premium. The Minimum Contract Issuance Premium will equal the initial Scheduled
Premium selected by you (see "Amount and Timing of Premiums" below), or, in the case of automatic monthly payment plans, the greater of the Minimum Conditional Insurance Premium or the initial Scheduled Premium. If the Date of Issue precedes the Contract Date and the
Minimum Contract Issuance Premium otherwise required would not provide a premium payment sufficient to cover the next Contract Month, we will require additional Scheduled Premium payment(s) sufficient to cover through the next Contract Month.

The Date of Issue is the date we use to determine Contract Months, Contract Years, Monthly
Anniversaries and Contract Anniversaries. It will be shown on page 3 of the Contract. The
Contract Date is the date on which we will allocate the initial Net Premium(s) to the
Variable Account. The Contract Date will be the latest of (i) the Date of Issue; (ii) the date we receive the first premium payment on the Contract at our office at 625 Fourth
Avenue South, Minneapolis, Minnesota 55415; and (iii) any other date mutually agreed upon by us and you.

Until the Contract Date, we will hold premium payments in our General Account. If a
Contract is issued, we will credit interest on premium payments held in our General Account at a rate of interest determined by us; no interest will be credited on these premium payments if no Contract is issued (but the full amount of any premiums paid, without deduction of any Contract charges, will be refunded). We will credit any interest on these premium payments to the Contract on the Contract Date in the same manner as a premium payment, except without deduction of any Premium Expense Charge. On the Contract Date, we
will deduct the Premium Expense Charges attributable to the premiums paid, and the balance of the amount held in the General Account (on which no Premium Expense Charges will be imposed) will be transferred from the General Account and allocated among the Subaccount(s)
of the Variable Account pursuant to your instructions.

Amount and Timing of Premiums
A Contract Owner has considerable flexibility in determining the frequency and amount of premiums.

Scheduled Premiums. You will select a periodic premium payment schedule (based on a periodic billing mode of annual, semi-annual, or quarterly payment) which provides for the billing of a level premium at the specified interval. Also, under several automatic payment plans, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other payment source rather than being billed. The periodic payment selected by you is called the "Scheduled Premium".

The initial Scheduled Premium on an annualized basis will be shown in the Contract as the
"Planned Annual Premium". You are not, however, required to pay Scheduled Premiums in accordance with the specified schedule. You have the flexibility to alter the amount, frequency and time period over which the premiums are paid.

Your payment of Scheduled Premiums will not guarantee that the Contract will remain in force. Instead, the duration of the Contract depends upon the Contract's Accumulated Value and Cash Surrender Value and upon whether the Death Benefit Guarantee is in effect. See
"CONTRACT BENEFITS-Death Benefits" and "DEATH BENEFIT GUARANTEE". Thus, even if you pay
Scheduled Premiums, unless the Death Benefit Guarantee is in effect, the Contract will lapse whenever

(a) the Cash Surrender Value is insufficient to pay the Monthly Deduction or
(b) the Contract Debt exceeds the Accumulated Value less a Decrease Charge,

and in either case if a grace period expires without your making an adequate payment. See
"Contract Lapse and Reinstatement" below.

Minimum Conditional Insurance Premium. The Minimum Conditional Insurance Premium is the
minimum premium required to provide temporary conditional insurance protection pending issuance of the Contract. See "Issuance of a Contract" above.

Death Benefit Guarantee Premium. The Death Benefit Guarantee Premium is a monthly premium amount specified in the Contract and determined by us. The Death Benefit Guarantee Premium may change as the result of Contract changes. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee. See "DEATH
BENEFIT GUARANTEE".

Premium Flexibility. Unlike some insurance contracts, the Contract frees you from the requirement that premiums be paid in accordance with a fixed premium schedule. Although you determine a Scheduled Premium (initially, on an annualized basis, this premium will be called the Planned Annual Premium), you need not make premium payments in accordance with this schedule and the failure to make such payments will not in itself cause the Contract to lapse. See "Contract Lapse and Reinstatement" below.

Moreover, subject to the requirements described above regarding the Minimum Conditional
Insurance Premium and the Minimum Contract Issuance Premium (see "Issuance of a Contract"
above), and to the minimum and maximum premium limitations described below, you may make premium payments in any amount at any time before age 100 (or before the Maturity Date in
New York). The Contract, therefore, provides you with the flexibility to vary the frequency and amount of premium payments.

Premium Limitations. The Internal Revenue Code provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Contract exceed such limits. If at any time a premium is paid which would result in total premiums exceeding such limits, we will only accept that portion of the premium which will make total premiums equal that amount.
Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the
Internal Revenue Code.

The maximum premium limitations set forth in the Internal Revenue Code depend in part upon the amount of the Death Benefit at any time. As a result, Contract changes that affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Contract exceed these maximum premium limitations. For example, a decrease in Face Amount made at the Contract Owner's request (see "CONTRACT BENEFITS-Death Benefits-Ability to Change Face
Amount") or made as a result of a partial surrender (see "CONTRACT RIGHTS-Surrender
Privileges-Partial Surrender"), or a change in the Death Benefit Option (see "CONTRACT
RIGHTS-Death Benefits-Change in Death Benefit Option"), could result in cumulative premiums paid exceeding these maximum premium limitations. To the extent that any such Contract change would result in cumulative premiums exceeding these maximum premium limitations, we will not execute such change.

Allocation of Premiums and Accumulated Value
Net Premiums. The Net Premium equals the premium paid less the Premium Expense Charges. See
"CHARGES AND DEDUCTIONS-Premium Expense Charges".

Allocation of Net Premiums. You will, in the application for the Contract, indicate how your Net Premiums should be allocated to the Subaccount(s) of the Variable Account. Until
the Contract Date, premium payments will be allocated to our General Account. If a Contract is issued, interest will be credited on premium payments held in our General Account at a rate of interest determined by us; no interest will be credited on these premium payments if no Contract is issued (but the full amount of any premiums paid will be refunded). On the Contract Date, Net Premiums, together with any interest credited on premiums held in the General Account, will be transferred from our General Account and allocated among the
Subaccount(s) of the Variable Account that you have chosen. Any Net Premiums received after the Contract Date will be allocated to the Subaccount(s) you have chosen.

The percentages of each Net Premium that may be allocated to any Subaccount of the Variable
Account must be in whole numbers and the sum of the allocation percentages must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. You may change your allocation for future Net Premiums without charge at any time by providing us with Written Notice or by telephone (if you have completed the Telephone Transaction
Authorization Form).

The values of the Subaccount(s) of the Variable Account will vary with the investment experience of the Subaccount(s) and may increase or decrease. You bear the entire investment risk. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

You must notify us if a payment is a premium payment; otherwise, it will be considered a loan repayment.

Transfers. You may transfer your Accumulated Value among the Subaccounts of the Variable
Account by sending us Written Notice or by telephone (if you have completed the Telephone
Transaction Authorization Form). The total amount that you transfer each time must be at least $200 (unless the total cash value in a Subaccount is less than $200, in which case the entire amount may be transferred). No fees are currently charged for transfers. We may postpone transfers in certain circumstances. See "GENERAL PROVISIONS-Postponement of
Payments". Under present law, transfers are not taxable transactions.

The provisions described above can be illustrated as follows. If a Contract Owner wishes to transfer a total of $200 or more, any amount can be transferred from the various
Subaccounts (for example, $100 from the Money Market Subaccount and $100 from the Income
Subaccount, or any other combination that totals $200 or more). A Contract Owner may transfer a total of less than $200 only if the amount transferred from each Subaccount equals the total Accumulated Value in that Subaccount (for example, a $150 total transfer taken totally from the Money Market Subaccount when $150 represents the total Accumulated
Value in that Subaccount, or a $150 total transfer taken $100 from the Money Market
Subaccount and $50 from the Income Subaccount when these amounts represent the total
Accumulated Value in these Subaccounts).

Telephone Transfers. Telephone transfers are available when you complete the Telephone
Transaction Authorization Form. If you elect to complete that form, you thereby agree that we and our agents and employees will not be liable for any loss, liability, cost or expense when we and our agents and employees act in accordance with the telephone transfer instructions that have been properly received and recorded on voice recording equipment. If a telephone authorization or instruction, processed after you have completed the Telephone
Transaction Authorization Form, is later determined not to have been made by you or was made without your authorization, and a loss results from such unauthorized instruction, you bear the risk of this loss. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.
Such procedures may include among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such instructions and/or tape recording telephone instructions.

Special Transfer Service--Dollar Cost Averaging. We administer a dollar cost averaging program which enables you to pre-authorize a periodic exercise of the transfer rights described above. Your entering into a dollar cost averaging agreement will instruct us to periodically transfer predetermined dollar amounts from the Money Market Subaccount to as many of the other Subaccounts as specified by you until the amount in the Money Market
Subaccount is exhausted or you terminate the agreement.

The dollar cost averaging program is generally suitable for Contract Owners making a substantial deposit to the Contract and who wish to use the other Subaccount investment options, but desire to control the risk of investing at the top of a market cycle. The dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the
Variable Account will gain in value, nor will it protect against a decline in value if market prices fall. However, if a Contract Owner can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet long-term goals. Contract Owners interested in the dollar cost averaging program may obtain an application and full information concerning the program and its restrictions from us.

Contract Lapse and Reinstatement
Lapse. Your failure to make a Scheduled Premium payment will not itself cause a Contract to lapse. Subject to the Death Benefit Guarantee (see "DEATH BENEFIT GUARANTEE"), lapse will only occur when

(a)  the Cash Surrender Value is insufficient to cover the Monthly Deduction or
(b)  Contract Debt exceeds the Accumulated Value less any Decrease Charge, and in either case if a grace period expires without a sufficient payment. Even if the Cash
Surrender Value is insufficient to cover the Monthly Deduction, the Contract will not lapse if the Death Benefit Guarantee is in effect.

Because unearned prepaid loan interest will not be included in Contract Debt (see definition of "Contract Debt" in section entitled "DEFINITIONS"), the Cash Surrender Value
(which is Accumulated Value less any Contract Debt and any Decrease Charge) will always include any unearned prepaid loan interest. This means that, in effect, unearned prepaid loan interest will be applied to keep the Contract in force because this amount will be available to pay the Monthly Deduction and because the grace period for the Contract does not commence until the Cash Surrender Value is insufficient to cover the Monthly Deduction.
Any payment you make after unearned prepaid loan interest has been applied in this manner will first be used to replace unearned prepaid loan interest so applied.

The Contract provides for a 61-day grace period that is measured from the date on which we send notice. Thus, the Contract does not lapse, and the insurance coverage continues, until the expiration of this grace period. We will send you notice on or after the Monthly
Anniversary on which (a) the Cash Surrender Value is insufficient to pay the Monthly
Deduction chargeable on the Monthly Anniversary or (b) the Contract Debt exceeds the
Accumulated Value less any Decrease Charge. The notice will specify the payment required to keep the Contract in force and the length of the grace period.

In order to prevent lapse, you must during the grace period make a premium payment or make a loan repayment sufficient to (a) increase the Cash Surrender Value (that is, the
Accumulated Value less any Contract Debt and any Decrease Charge) to an amount sufficient to cover any unpaid Monthly Deductions or (b) reduce Contract Debt to an amount equal to or less than the Accumulated Value less any Decrease Charge. Failure to make a sufficient payment within the grace period will result in lapse of the Contract without value.

For all Contracts except those issued in New Jersey and New York, at the commencement of the grace period, we will transfer your Contract's Accumulated Value attributable to the
Variable Account (that is, the Accumulated Value in excess of the amount held in the Loan
Account) into our General Account. For Contracts issued in New Jersey and New York, if the
Contract enters the grace period, any Accumulated Value in the Subaccount(s) will be transferred to the General Account and will be credited with interest at an effective annual rate of 4.5% from the commencement of the grace period to the date we receive the required payment. If you make sufficient payments during the grace period to avoid lapse of the Contract, then any Accumulated Value in excess of the amount to be held in the Loan
Account will be reallocated to the Variable Account upon receipt of such payments. The amount reallocated to the Variable Account will be reduced by the amount of any Monthly
Deductions not paid during the grace period. The amount allocated to the Variable Account will be allocated among the Subaccount(s) in the same proportion as the Accumulated Value was transferred to the General Account from the Subaccount(s) at the commencement of the grace period.

If a sufficient payment is made during the grace period, we will allocate Net Premiums among the Subaccount(s) according to the current Net Premium allocation and then any amount required to pay unpaid Contract charges will be deducted. See "Allocations of Premiums and
Accumulated Value" above.

If the Insured dies during the grace period, the proceeds under the Contract will equal the amount of the Death Benefit and any additional life insurance benefits on the Insured provided by rider as of the Monthly Anniversary on or immediately preceding the commencement of the grace period, reduced by any Contract Debt and any unpaid Monthly
Deductions.

If a sufficient payment is not made during the grace period, the Contract will lapse without value and insurance coverage will end as of the expiration of the grace period. The
Contract will have no Accumulated Value or Cash Surrender Value upon termination of the
Contract.

On any Monthly Anniversary when the Death Benefit Guarantee is in effect, the Contract will not lapse. See "DEATH BENEFIT GUARANTEE".

Reinstatement.  A Contract that lapses without value may be reinstated at any time within 5 years after the expiration of the grace period by submitting the following items to us:

(1) Written application for reinstatement;
(2) Evidence of insurability satisfactory to us;
(3) Payment or reinstatement of any Contract Debt  that existed on the date the grace period expired; and
(4) A payment that is sufficient to cover:
    (a) payment of any unpaid Monthly Deductions for the grace period; and
    (b) a premium repayment sufficient to increase Cash Surrender Value (that is, the
        Accumulated Value less any Contract Debt and any Decrease Charge) to an amount at least equal to the Monthly Deductions and interest on Contract loans for the next two
        Contract Months, based on Unit Values on the date of reinvestment.

The amount of your Cash Surrender Value on the date of reinstatement will equal the
Accumulated Value on that date less any reinstated Contract Debt and any reinstated
Decrease Charge (discussed below). The amount of Accumulated Value on the date of reinstatement will equal:

o  the Accumulated Value as of the expiration of the grace period before termination of the
   Contract; plus
o  any premiums received at the time of reinstatement, reduced by the Premium Expense
   Charges; less
o  any Monthly Deductions and any loan interest due for the grace period; less
o  the Monthly Deduction for the next Contract Month.

Contract charges will, in effect, be calculated and reinstated on a reinstated Contract as if the Contract had been reinstated effective as of the expiration of the grace period. Any
Decrease Charge and any Initial Monthly Charge that applied to the Contract at the expiration of the grace period will be reinstated. The period of time from Contract lapse until Contract reinstatement will not be taken into account in determining when the
15-year-time periods for the Decrease Charge and the Initial Monthly Charge expire or in determining when the first Contract Year expires for the purpose of calculating the
Contingent Deferred Sales Charge (see "CHARGES AND DEDUCTIONS-Accumulated Value
Charges-Decrease Charge-Amount of Contingent Deferred Sales Charge"). Moreover, the Monthly
Deductions and any loan interest that would have otherwise been payable during the grace period must be paid before reinstatement.

See Appendix E for information about differences in the Decrease Charge and the Deferred
Administrative Charge on VUL 1 contracts.

The effective date of reinstatement will be the date on which the reinstatement application was approved.

The Death Benefit Guarantee cannot be reinstated after lapse of the Contract. See "DEATH
BENEFIT GUARANTEE".

Charges and Deductions
---------------------------------------------------------------------------------------------

We will deduct charges in connection with the Contract to compensate us for:

(a) providing the insurance benefits set forth in the Contract and any additional insurance benefits added by rider;
(b) administering the Contract;
(c) assuming certain risks in connection with the Contract; and
(d) incurring expenses in distributing the Contract.

The nature and amount of these charges are described more fully below.

Premium Expense Charges
Sales Charges. Sales charges, generally called "sales load", will be deducted to compensate us for the costs of selling the Contract. These costs include sales commissions, the printing of prospectuses and sales literature, and advertising. There are two types of sales load under the Contract. The first, a front-end sales load, is 5% of each premium payment. It will be deducted from each premium payment prior to allocation of the Net
Premium to the Variable Account. The second, the Contingent Deferred Sales Charge, which is part of the Decrease Charge, will reduce the Contract's Accumulated Value in the Variable
Account in the event of full surrender or lapse of the Contract, or in part upon a requested decrease in the Face Amount. See "Charges Against Accumulated Value-Decrease
Charge" below.

The sales charges in any Contract year are not necessarily related to actual distribution expenses incurred during that Contract Year. Instead, we expect to incur the majority of distribution expenses in the early Contract Years and to recover any deficiency over the life of the Contract. To the extent that sales and distribution expenses exceed sales loads
(both front-end and deferred) in any year, we will pay them from our other assets or surplus in our General Account, which includes amounts derived from the Mortality and
Expense Risk Charge. (See "Accumulated Value Charges-Mortality and Expense Risk Charge"
below).

Premium Processing Charge. We will deduct an amount equal to $1.00 per premium payment
($.50 for automatic payment plans) to compensate us for the cost of collecting and processing premiums. This amount will be deducted from each premium payment prior to its allocation to the Variable Account. We reserve the right to increase this charge to an amount not exceeding $2.00 per premium payment ($1.00 for automatic payment plans).

Accumulated Value Charges
Decrease Charge. The Contract provides for the Decrease Charge, which is a deferred charge that will be imposed if you surrender the Contract or let it lapse, or in part if you request a decrease in the Face Amount, in each case at any time before 180 Monthly
Deductions have been made after issuance of a Contract or after a requested increase in
Face Amount. The term "Decrease Charge" is used to describe this charge because, during the applicable 15-year period, the charge is imposed in connection with a decrease in the Face
Amount, either as a result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).

The Decrease Charge consists of the Contingent Deferred Sales Charge (described below) and the Deferred Administrative Charge (described below). The Contingent Deferred Sales Charge compensates us for the cost of selling the Contracts, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Deferred Administrative
Charge reimburses us for administrative expenses in connection with the issuance of the
Contract, including medical exams, review of applications for insurance underwriting decisions, and processing the applications and establishing Contract records. (Similar administrative and sales expenses are expected in connection with future changes in the
Contract initiated by the Contract Owner which involve "insurability" decisions, such as applications for increases in Face Amount.)

The following sections describe how the amount of the Contingent Deferred Sales Charge and the Deferred Administrative Charge will be determined and how these charges will be deducted from Accumulated Value.

Amount of Contingent Deferred Sales Charge--Initial Face Amount. At Contract issuance, we will compute a maximum Contingent Deferred Sales Charge equal to 25% of the CDSC Premium.
This premium amount is used solely for the purpose of calculating the Contingent Deferred
Sales Charge. The Contingent Deferred Sales Charge actually imposed will equal the maximum
Contingent Deferred Sales Charge unless a limitation keyed to 25% of actual premiums paid applies to the Contract. The Contingent Deferred Sales Charge for the initial Face Amount, if imposed, will never exceed the lesser of (a) 25% of the CDSC Premium and (b) 25% of actual premiums paid (before deducting Premium Expense Charges) during the first Contract
Year.

The maximum Contingent Deferred Sales Charge calculated as described above (subject to the limitation keyed to 25% of actual premiums paid), will remain level until the fifth
Contract Anniversary. Commencing on the fifth Contract Anniversary, and then on each subsequent Monthly Anniversary until 120 Monthly Deductions have been made on and after the fifth Contract Anniversary, the maximum Contingent Deferred Sales Charge will be reduced as of each Monthly Anniversary in level amounts equal to approximately .83% (10% on an annual basis) of the maximum Contingent Deferred Sales Charge. This means that the actual
Contingent Deferred Sales Charge will be reduced to 80% of the maximum Contingent Deferred
Sales Charge after approximately 7 Contract Years, 60% of the maximum after approximately 9
Contract Years, 40% of the maximum after approximately 11 Contract Years, 20% of the maximum after approximately 13 Contract Years, and zero after approximately 15 Contract
Years.

The CDSC Premium is an annual premium amount determined by us on the same basis as the
Death Benefit Guarantee Premium (see "DEATH BENEFIT GUARANTEE"), except that the CDSC
Premium, unlike the Death Benefit Guarantee Premium, will not take into account any additional charge for an Insured in a substandard premium class, any charge for additional insurance benefits added by rider, or the basic monthly administrative charge of $10.00 per month, or any premium processing charge.

The maximum Contingent Deferred Sales Charge based on the applicable CDSC Premium will be shown in the Contract. Even though the Death Benefit Guarantee Premium may change after issuance of the Contract, once the CDSC Premium is determined, it will not change. The CDSC
Premium will never exceed the "guideline annual premium", as that term is defined under SEC
Rule 6e-3(T), for the Contract.

Amount of Contingent Deferred Sales Charge--Increases in Face Amount. If the Face Amount is
increased, we will compute a maximum Contingent Deferred Sales Charge for the increase equal to 25% of the CDSC Premium for the increase. The Contingent Deferred Sales Charge actually imposed will equal this maximum Contingent Deferred Sales Charge unless a limitation keyed to 25% of the amount of premiums attributable to the increase applies. The
Contingent Deferred Sales Charge for an increase, if imposed, will never exceed the lesser of (a) 25% of the CDSC Premium for the increase and (b) 25% of the amount of premiums attributable to the increase made during the 12 Contract Months after the effective date of the increase. Like the similar limitation for the initial Face Amount, the CDSC Premium for the increase will never exceed the "guideline annual premium", as that term is defined under SEC Rule 6e-3(T), for the increase.

A special rule applies to determine "the amount of premiums attributable to the increase"
because additional premium payments are not required to fund a requested increase in Face
Amount. The premiums attributable to the increase will equal the sum of a proportionate share of the Cash Surrender Value on the effective date of the increase plus a proportionate share of premium payments made on the effective date of the increase or during the 12 Contract Months after the effective date of the increase. This means that, in effect, a portion of the existing Cash Surrender Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Surrender Value and subsequent premium payments attributable to the increase will equal the ratio of the increase in Face Amount to the resulting total Face
Amount after the increase.

For example, if the Face Amount is increased from $100,000 to $200,000, the ratio of the increase to the resulting total Face Amount is 1/2 ($100,000/$200,000). If the Cash
Surrender Value on the effective date of the increase is $5,000 and premium payments totaling $3,000 are made during the 12 Contract Months after the effective date of the increase, the premiums attributable to the increase would be 1/2 ($5,000) + 1/2 ($3,000), or a total of $4,000.

The part of the Contingent Deferred Sales Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic
Contingent Deferred Sales Charge. It will remain at the maximum level through approximately five years from the effective date of the increase in Face Amount. It will then be reduced in level monthly amounts equal to approximately .83% (10% on an annual basis) of the maximum Contingent Deferred Sales Charge for the increase. Thus, after the 120th Monthly
Deduction following the fifth anniversary of the increase, the Contingent Deferred Sales
Charge on the increase will be reduced to zero.

Amount of Deferred Administrative Charge.  At Contract issuance, we will compute a Deferred
Administrative Charge. In general, this charge will equal an amount per $1,000 of Face
Amount based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, the Insured's gender, and whether the Insured is a tobacco user. For Insureds with an
Attained Age under 18, the Deferred Administrative Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount and the Insured's Age at Contract issuance. The maximum Deferred Administrative Charge per $1,000 of Face Amount will be determined from Appendix C. As shown in Appendix C, the Deferred Administrative Charge per
$1,000 of Face Amount will be less for Contracts having a Face Amount at issuance that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the
Insured's gender, and so, in Montana, this charge will not be based on the gender of the
Insured.

The maximum Deferred Administrative Charge, as determined at Contract issuance, will be reduced as Monthly Deductions are made. Beginning on the Date of Issue, and continuing on each Monthly Anniversary until 180 Monthly Deductions have been made, this Deferred
Administrative Charge will be reduced in level amounts equal to approximately .55% of the maximum Deferred Administrative Charge (or a 6 2/3% reduction of the maximum Deferred
Administrative Charge on an annual basis). In this way, the Deferred Administrative Charge will be reduced to zero as of the Monthly Anniversary when the 180th Monthly Deduction is made.

If the Face Amount is increased, a separate Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial
Face Amount, (except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase). The part of the Deferred Administrative Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Deferred
Administrative Charge.

The maximum Deferred Administrative Charge for an increase will be determined on the effective date of the increase and will then be reduced in level amounts equal to .55% of the maximum Deferred Administrative Charge (or a 6 2/3% reduction of the maximum Deferred
Administrative Charge on an annual basis) as Monthly Deductions are taken until 180 Monthly
Deductions have been made after the effective date of the increase, when the Deferred
Administrative Charge on the increase will be reduced to zero.

The administrative expenses covered by the Deferred Administrative Charge are the same expenses covered by the Initial Monthly Charge included in the Monthly Deduction. See
"Monthly Deduction" below. Even though the same administrative expenses are covered by both charges, we will not be reimbursed twice for these issuance expenses. Except as described below for spouse riders, these two charges have been calculated so that these administrative expenses related to issuance will generally be collected either through the
Monthly Deduction (which covers these charges through the Initial Monthly Charge) or through the Decrease Charge (which covers these charges through the Deferred Administrative
Charge). Each of these charges applies until 180 Monthly Deductions have been made, and the scheduled reductions in the Deferred Administrative Charge described above over this period have been calculated to take into account the amount of issuance expenses that would have already been collected through the Initial Monthly Charge. In effect, the collection of the
Deferred Administrative Charge included in the Decrease Charge, which would be collected only upon lapse or surrender of the Contract or in part upon a requested decrease in Face
Amount, would be an "acceleration" of the amounts that otherwise would have been paid during this 15-year period through the Initial Monthly Charge included in the Monthly
Deduction. If the Deferred Administrative Charge is imposed in part due to a requested decrease in Face Amount, the amount of the Initial Monthly Charge will be reduced accordingly (see "CHARGES AND DEDUCTIONS-Monthly Deduction-Initial Monthly Charge").

The discussion in the immediately preceding paragraph does not apply to spouse riders. The
Deferred Administrative Charge is not an "acceleration" of the Initial Monthly Charge applicable to any spouse rider providing insurance benefits on the Insured's spouse. An
Initial Monthly Charge will arise upon issuance of a spouse rider, but no Deferred
Administrative Charge will be calculated. If the Contract lapses or is surrendered during a period when the Initial Monthly Charge is being applied for spouse rider benefits, this charge will not be collected through the Deferred Administrative Charge or otherwise, unless the Contract is reinstated (see "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse
and Reinstatement").

Method of Deduction and Effect of Decrease Charge. The Decrease Charge will be treated as a deduction against your Accumulated Value, and will compensate us for sales and issuance expenses described above upon surrender or lapse of the Contract or in part upon your request for a decrease in Face Amount. Otherwise, the Decrease Charge will not be taken out of the Accumulated Value held for investment under the Contract. The Accumulated Value will continue to reflect the investment experience of the selected Subaccount(s), although the
Decrease Charge will be treated as a deduction for purposes of determining the Contract's
Cash Surrender Value.

This treatment will affect various Contract rights. Deducting the Decrease Charge in determining the Cash Surrender Value will affect

(a)  the amount available for Contract loans (see "CONTRACT RIGHTS- Loan Privileges"),
(b)  the amount available in connection with full or partial surrenders (see "CONTRACT
     RIGHTS-Surrender Privileges"), and
(c)  the amount available to pay Monthly Deductions, which will, subject to the Death
     Benefit Guarantee (see "DEATH BENEFIT GUARANTEE"), determine the Contract's duration and possible lapse (see "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and
     Reinstatement").

If you request a decrease of the Face Amount, that part of any existing Decrease Charge attributable to the decrease will reduce the Accumulated Value attributable to your
Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. The amount by which the Decrease Charge is reduced will be allocated against the Subaccount(s) of the Variable Account in the same manner that Monthly
Deductions are allocated against the Subaccount(s). See "Charges Against Accumulated
Value-Monthly Deductions" below. If the Cash Surrender Value is not sufficient to cover the
Decrease Charge imposed in connection with the requested decrease, the requested decrease will not be made.

The Decrease Charge imposed for a requested decrease in Face Amount will be determined by using the Decrease Charge then applicable to various parts of the current Face Amount in the following order: (a) the Decrease Charge for the most recent increase; (b) the Decrease
Charge for the next most recent increases successively; and (c) the Decrease Charge for the initial Face Amount.

The calculation of the Decrease Charge for requested decreases can be illustrated as follows. Assume that a Contract has an initial Face Amount of $100,000, and the Face Amount is first increased by $20,000, and then increased by $30,000, and then the Face Amount is decreased by $40,000. The Decrease Charge imposed for the $40,000 decrease would be determined by using the Decrease Charge for the most recent increase in Face Amount
($30,000) and then adding a proportionate part of the Decrease Charge for the next most recent increase ($10,000/$20,000, or one-half of the Decrease Charge for that increase).
If, instead, the requested decrease was $60,000, the Decrease Charge imposed for the
$60,000 decrease would be determined by using the Decrease Charge for the two increases
(which were $30,000 and $20,000, respectively) and then adding a proportionate part of the
Decrease Charge for the initial Face Amount ($10,000/$100,000, or one-tenth of the Decrease
Charge for the initial Face Amount).

If, alternatively, it is assumed that a Contract has an initial Face Amount of $100,000, and the Face Amount is first decreased by $20,000, then increased by $50,000, and then decreased by $30,000, the Decrease Charge on the requested decreases would be as follows.
The Decrease Charge imposed for the first decrease ($20,000) would be determined by using a proportionate part of the Decrease Charge for the initial Face Amount ($20,000/$100,000, or one-fifth of the Decrease Charge for the initial Face Amount). The Decrease Charge imposed for the second decrease ($30,000), would be determined by using a proportionate part of the
Decrease Charge for the most recent increase ($30,000/$50,000, or six-tenths of the
Decrease Charge for that increase.

Reinstatement of Decrease Charge. If a Contract lapses and is then reinstated, any Decrease
Charge applicable at the time of lapse will also be reinstated. See "PAYMENT AND ALLOCATION
OF PREMIUMS-Contract Lapse and Reinstatement".

See Appendix E for information about differences in the Decrease Charge and the Deferred
Administrative Charge on VUL 1 contracts.

Monthly Deduction
Charges will be deducted on the Contract Date and each Monthly Anniversary from the
Accumulated Value of the Contract (the "Monthly Deduction") to compensate us for administrative expenses and the insurance provided by the Contract.

The Monthly Deduction consists of three components-

(a)  the cost of insurance,
(b)  insurance underwriting and expenses in connection with issuing the Contract or any increase in Face Amount, and the costs of ordinary administration of the Contract, and
(c)  the cost of any additional benefits added by rider.

Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself will vary in amount from month to month.

We will take the Monthly Deduction on the Contract Date and on each subsequent Monthly
Anniversary prior to the Insured's Attained Age 100. (On the Contract Date, a Monthly
Deduction covering the period of time from the Date of Issue until the first Monthly
Anniversary will be deducted and, if any Monthly Anniversary occurs prior to the Contract
Date, the Monthly Deduction(s) for such Monthly Anniversaries will also be made on the
Contract Date.) The Monthly Deduction will be deducted from the Accumulated Value of the
Contract by redeeming units from the Subaccounts of the Variable Account.  The Monthly
Deduction will be allocated against each Subaccount in the same proportion that the
Contract's Accumulated Value in each Subaccount bears to the total Accumulated Value of the
Contract, less the Accumulated Value in the Loan Account, at the Monthly Anniversary.
Subject to our approval, you may specify a different allocation for the Monthly Deduction.

Cost of Insurance. Because the cost of insurance depends upon several variables, the cost for each Contract Month can vary from month to month. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk divided by 1000 for each Contract Month. The net amount at risk on any
Monthly Anniversary is the amount by which the Death Benefit which would have been payable on that Monthly Anniversary exceeds the Accumulated Value on that Monthly Anniversary. For the purposes of this calculation, the Death Benefit will be divided by 1.0040741, which reduces the net amount at risk by taking into account assumed monthly earnings at an annual rate of 5%. In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000.

We will determine the monthly cost of insurance separately for each component of the net amount at risk, using the cost of insurance rate applicable to the component, in the following order:

(1)  the initial Face Amount;
(2)  successively, each increase in Face Amount up to the Face Amount in force, in the order in which the increase took effect; and
(3)  any Death Benefit that would be payable by reason of Accumulated Value calculations
     (that is, whenever the Death Benefit is based on the applicable percentage of
     Accumulated Value) over the Face Amount in force.

For example, when a Contract Owner has elected to make an increase in the Face Amount, the monthly cost of insurance would be computed separately on the initial Face Amount using the cost of insurance rate for the premium class determined upon Contract issuance, and to each increase in Face Amount using the cost of insurance rate for the premium class determined for such increase as specified in the supplement to the Contract evidencing that increase.

Because the monthly cost of insurance must be determined separately for each component of the net amount at risk described above, the Accumulated Value must be allocated to each component. For purposes of determining the net amounts at risk for each component if Option
B is in effect, the Accumulated Value will first be considered a part of the initial Face
Amount, and then each successive increase in the Face Amount. If the Accumulated Value is greater than the initial Face Amount, it will be considered a part of each increase in order, starting with the first increase.

When Option A is in effect, the Accumulated Value is not included within the Face Amount.
Accordingly, the cost of insurance rates applicable will be the rate(s) applicable to the
Face Amount (and any increases in Face Amount). The cost of insurance rate applicable to the remaining Death Benefit, if any, that would be payable by reason of Accumulated Value calculations (which is the remainder of the net amount at risk) will be that applicable to the initial Face Amount.

Any change in the net amount at risk will affect the total cost of insurance paid by the
Contract Owner. For example, because generally the net amount at risk equals the excess of the Death Benefit over the Accumulated Value, the net amount at risk may be affected by changes in the Accumulated Value, in the Face Amount, or in the Death Benefit Option in
effect. See "CONTRACT BENEFITS-Death Benefits-Accumulated Value and Cash Surrender Value".

Cost of Insurance Rate. Cost of insurance rates will be based on the Face Amount and the gender, issue age, Attained Age and premium class of the Insured. The actual monthly cost of insurance rates will be based on our expectations as to future mortality experience.
They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Contract. These guaranteed rates are based on the Insured's Attained Age and the 1980
Commissioners Standard Ordinary Mortality Table.

Any change in the cost of insurance rates will be based on the Initial Face Amount and any requested increases in Face Amount, and will apply to all Insureds of the same premium class, gender, issue age and Attained Age. In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000.

Montana has enacted legislation that requires that cost of insurance rates applicable to
Contracts purchased in Montana cannot vary on the basis of the Insured's gender. Therefore, for Contracts issued in the state of Montana, the cost of insurance rate will not be based on the basis of gender. In connection with certain employment-related plans, cost of insurance rates may in some circumstances not distinguish between men and women. See
"EMPLOYMENT-RELATED BENEFIT PLANS".

Premium Class. The premium class of an Insured will affect the cost of insurance rates. We currently place Insureds into standard premium classes and into rated premium classes, which involve a higher mortality risk. In an otherwise identical Contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a premium class with higher mortality risks. The premium classes are also divided into two categories: tobacco users and non-tobacco users.  Non-tobacco user Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco users. In addition, certain Insureds over Attained Age 18 and less than Attained Age 75 who are non-tobacco users and who meet special underwriting requirements may be classified as preferred.  An Insured in a preferred premium class will have a lower cost of insurance than an Insured in a standard or rated premium class.

Any Insured with an Attained Age at issuance under 18 will not be classified initially as a tobacco user or a non-tobacco user. When the Insured reaches Attained Age 18, he or she will then be classified as a tobacco user, unless the Insured provides satisfactory evidence that he or she is a non-tobacco user. (We will provide notice to you of the opportunity for the Insured to be classified as a non-tobacco user when the Insured reaches
Attained Age 18.)

Monthly Administration Charge. We have primary responsibility for the administration of the
Contract and the Variable Account. As a result, we expect to incur certain ordinary administrative expenses and certain issuance expenses. A monthly administration charge included in the Monthly Deduction will be used to reimburse us for these expenses, except to the extent that these expenses are reimbursed through the collection of the Deferred
Administrative Charge included in the Decrease Charge, which is, in effect, an
"acceleration" of the initial administrative charge described below.

There are two administrative charges included in the monthly administration charge-a basic monthly administrative charge that is collected every Contract Month and an initial monthly charge that is deducted as part of the first 180 Monthly Deductions (the "Initial Monthly
Charge") following Contract issuance and following any requested increase in Face Amount.

Basic Monthly Administrative Charge. We will deduct a basic monthly administrative charge of $10.00 from the Accumulated Value on the Contract Date and each Monthly Anniversary prior to the Insured's Attained Age 100 as part of the Monthly Deduction. This charge is intended to reimburse us for ordinary administrative expenses expected to be incurred, including record keeping, processing Death Benefit claims, certain Contract changes, preparing and mailing reports, and overhead costs.

Initial Monthly Charge. We will deduct the Initial Monthly Charge from the Accumulated
Value as part of the first 180 Monthly Deductions following Contract issuance, commencing with the Monthly Deduction(s) collected on the Contract Date. This monthly charge will equal an amount per $1,000 of Face Amount based upon the Insured's Attained Age at Contract issuance and, except for Insureds with an Attained Age at Contract issuance under 18, the
Insured's gender and upon whether the Insured is a tobacco user or not. The Initial Monthly
Charge per $1,000 of Face Amount will be determined from Appendix D. As shown in Appendix
D, the Initial Monthly Charge will be less for Contracts having a Face Amount at issuance that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000.

If the Face Amount is increased, we will deduct a separate Initial Monthly Charge for
Increases from the Accumulated Value as part of the first 180 Monthly Deductions after the increase. The deductions will begin with the Monthly Anniversary on which the increase becomes effective. We will determine this separate Initial Monthly Charge for Increases in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase.

If a spouse rider providing additional insurance benefits on the Insured's spouse is added, we will deduct a separate Initial Monthly Charge from the Accumulated Value as part of the first 180 Monthly Deductions after the issuance of the spouse rider. The deductions will begin with the Monthly Anniversary on which the spouse rider becomes effective. This additional Initial Monthly Charge will be determined in the same manner as for the initial
Face Amount, except that the spouse's Attained Age and tobacco user status and gender on the effective date of the rider will be used.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the
Insured's gender. Therefore, in Montana, this charge will not be based on the gender of the
Insured.

The Initial Monthly Charge is intended to reimburse us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing Contract records. Similar expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve "insurability"
decisions, such as applications for increases in Face Amount and the issuance of spouse riders.

The issuance expenses covered by the Initial Monthly Charge are the same expenses covered by the Deferred Administrative Charge included in the Decrease Charge. See "CHARGES AND
DEDUCTIONS-Accumulated Value Charges-Decrease Charge" above. We will not, however, be reimbursed twice for these expenses. As described above (see "CHARGES AND
DEDUCTIONS-Accumulated Value Charge-Decrease Charge"), and except in the case of charges attributable to spouse riders (see discussion below), if a Contract lapses or is totally surrendered during the 15-year period when the Initial Monthly Charge applies, or if a requested decrease in Face Amount occurs during the 15-year period when the Initial Monthly
Charge generally applies, the Initial Monthly Charge will, in effect, generally be
"accelerated" and collected in the form of the Deferred Administrative Charge included in the Decrease Charge.

Because the Deferred Administrative Charge included in the Decrease Charge is in effect an
"acceleration" of the Initial Monthly Charge, the imposition of the Deferred Administrative
Charge will generally eliminate or reduce the Initial Monthly Charge. If the Contract lapses or is totally surrendered during the 15-year period when the Initial Monthly Charge applies so that the Decrease Charge is imposed, the Initial Monthly Charge will not be collected. If the Face Amount is decreased at the Contract Owner's request during this
15-year period so that the Decrease Charge (including the Deferred Administrative Charge)
is imposed in part, we will reduce the Initial Monthly Charge because of the Deferred
Administrative Charge imposed (being applied to reduce proportionately or eliminate the
Initial Monthly Charge attributable to that portion of the Face Amount covered by the
Decrease Charge).

If a Contract lapses and is then reinstated, we will reinstate the Initial Monthly Charge until a total of 180 Monthly Deductions have been taken. See "PAYMENT AND ALLOCATION OF
PREMIUMS-Contract Lapse and Reinstatement".

No Deferred Administrative Charge will be calculated for the issuance of a spouse rider, even though a separate Initial Monthly Charge will be calculated for spouse riders. As a result, the Initial Monthly Administrative Charge attributable to a spouse rider will not be "accelerated" and collected in the form of the Deferred Administrative Charge upon surrender or lapse or upon a requested decrease in Face Amount. If a lapse or total surrender of the Contract or a cancellation of the spouse rider occurs during the 15-year period when an Initial Monthly Charge applies for a spouse rider, the charge will not be collected. If a requested decrease on a spouse rider occurs during this 15-year period, the
Initial Monthly Charge attributable to the spouse rider will be reduced proportionately.

Additional Insurance Benefits Charges. The Monthly Deduction will include charges for any additional insurance benefits added to the Contract by rider. These charges are for insurance protection, and the monthly amounts will be specified in the Contract. See
"GENERAL PROVISIONS-Additional Insurance Benefits".

See Appendix E for information about differences in the Monthly Deduction, including the cost of insurance rates, basic monthly administrative charge, and the Initial Monthly
Charge on VUL 1 contracts.

Partial Surrender Charge
We will deduct a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, from the amount withdrawn for each partial surrender to compensate us for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Face Amount which may be required by reason of the partial surrender. This charge is guaranteed not to increase.

Charges Against the Variable Account
Mortality and Expense Risk Charge. We will deduct a daily charge (the "Mortality and
Expense Risk Charge") from the value of the net assets of the Variable Account to compensate us for mortality and expense risks we assume. We have determined that a
Mortality and Expense Risk Charge at an annual rate of .75% of the average daily net assets of each Subaccount would be reasonable in relation to the mortality and expense risks we assume under the Contract. We will, however, initially impose a Mortality and Expense Risk
Charge at an annual rate of .60% (or a daily rate of .001644). We guarantee not to increase the Mortality and Expense Risk Charge above an annual rate of .75%. We will deduct the daily charge from the net asset value of the Variable Account, and therefore the
Subaccounts, on each Valuation Date. When the previous day or days were not a Valuation
Date, the deduction on the Valuation Date will be .001644% multiplied by the number of days since the last Valuation Date.

The mortality risk we assume is that Insureds may live for a shorter time than projected because of inaccuracies in the projections, and that an aggregate amount of Death Benefits greater than that projected accordingly will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

Taxes. Currently, we make no charge against the Variable Account for Federal income taxes.
We may, however, make such a charge in the future if income or gains within the Variable
Account will incur any Federal income tax liability. Charges for other taxes, if any, attributable to the Variable Account may also be made. See "FEDERAL TAX MATTERS".

Investment Advisory Fee of the Fund. Because the Variable Account purchases shares of the
Fund, the net assets of the Variable Account will reflect the investment advisory fee incurred by the Fund. As investment adviser to the Fund, we charge the Fund a daily investment advisory fee equal to an annual rate of .40% of the aggregate average daily net assets of the Money Market, Income, High Yield, Growth, Mid Cap Growth, and Opportunity
Growth Portfolios. We also charge the Fund an annual investment advisory fee equal to .85%
of the aggregate average daily net assets of the World Growth Portfolio. See "AID
ASSOCIATION FOR LUTHERANS AND THE VARIABLE ACCOUNT-LB Series Fund, Inc.", and the
accompanying current prospectus for the Fund.

Operating expenses of the Fund, other than the investment advisory fee, are reimbursed by AAL/LB and LBVIP pursuant to an Expense Reimbursement Agreement.  For the fiscal year of the Fund ended December 31, 2001, the Fund was reimbursed approximately $4,026,766 for such operating expenses, which would have represented approximately 0.05% of the average daily net assets of each of the Portfolios in the Fund without the reimbursement.  The Expense
Reimbursement Agreement can be terminated at any time by the mutual agreement of the Fund,
AAL/LB and LBVIP, but the Fund, AAL/LB and LBVIP currently contemplate that the Expense
Reimbursement Agreement will continue so long as the Fund remains in existence.  If the
Expense Reimbursement Agreement were terminated, the Fund would be required to pay these operating expenses, which would reduce the net investment return on the shares of the Fund held by the Subaccounts of the Variable Account.

Death Benefit Guarantee
---------------------------------------------------------------------------------------------

General. If you meet the requirement described below for the Death Benefit Guarantee, we guarantee that the Contract will not lapse before the termination of the Death Benefit
Guarantee specified in the Contract.  In Contracts issued in the State of Maryland, the
"Death Benefit Guarantee" described in this Prospectus is called a "No-Lapse Guarantee."
For Maryland Contracts, references in this Prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, any excess of Accumulated Value over Contract Debt will be used to pay the Monthly
Deduction. If available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

If the Death Benefit Guarantee terminates, the Contract will not necessarily lapse. For a discussion of the circumstances under which the Contract may lapse, see "PAYMENT AND
ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement".

The Death Benefit Guarantee provides significant protection against lapse of the Contract.
First, to the extent Cash Surrender Value declines due to poor investment performance, the
Death Benefit Guarantee may be necessary to avoid lapse of the Contract. Second, during the early Contract Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that the Death Benefit Guarantee will be necessary to avoid lapse of the Contract. This occurs because the Decrease Charge usually exceeds the Accumulated
Value in these years. You should also consider that if an increase in Face Amount is requested, an additional Decrease Charge would apply for the 15 years following the increase, which could create a similar possibility of lapse as exists during the early
Contract Years. THUS, EVEN THOUGH THE CONTRACT PERMITS PREMIUM PAYMENTS LESS THAN THE
PAYMENTS REQUIRED TO MAINTAIN THE DEATH BENEFIT GUARANTEE, YOU WILL LOSE THE SIGNIFICANT
PROTECTION PROVIDED BY THE DEATH BENEFIT GUARANTEE BY PAYING LESS THAN THE PREMIUMS
REQUIRED TO MAINTAIN THE GUARANTEE.

WHEN CONSIDERING CONTRACT LOANS (see "CONTRACT RIGHTS-Loan Privileges") OR PARTIAL
SURRENDERS (see "CONTRACT RIGHTS-Surrender Privileges"), YOU SHOULD KEEP IN MIND THAT A
CONTRACT LOAN OR PARTIAL SURRENDER COULD CAUSE TERMINATION OF THE DEATH BENEFIT GUARANTEE
BECAUSE THE AMOUNT OF ANY PARTIAL SURRENDER OR CONTRACT LOAN AMOUNT WILL, SUBJECT TO
CERTAIN EXCEPTIONS, BE DEDUCTED FROM CUMULATIVE PREMIUM PAYMENTS IN DETERMINING WHETHER THE
REQUIREMENTS FOR THE DEATH BENEFIT GUARANTEE HAVE BEEN MET.

Death Benefit Guarantee Requirement. The Death Benefit Guarantee applies if the total cumulative premiums paid (before deduction of the Premium Expense Charges) under the
Contract, less any partial surrenders and the Loan Amount, equals or exceeds the sum of the
Death Benefit Guarantee Premiums (described below) on each Monthly Anniversary since the issuance of the Contract. If the Death Benefit Guarantee requirement is not met but the
Cash Surrender Value less any unearned interest is greater than or equal to the sum of the
Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid as used above will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement.

In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met. The amount excluded is calculated on the date of the partial surrender or Contract loan and is equal to the lesser of:

(1)  The amount of the partial surrender or unpaid Contract loan; and
(2)  The excess, if any, of the Cash Surrender Value less unearned prepaid loan interest over the greater of (a) and (b)where:
     (a)  Is the sum of premiums paid less the amount of any partial surrenders and Contract loans not previously excluded when determining if the Death Benefit Guarantee requirement was met; and
     (b)  Is the sum of Death Benefit Guarantee Premiums from the Date of Issue through the
          Monthly Anniversary on or next after the date of the partial surrender or Contract loan.

These calculations for Death Benefit Guarantee compliance are intended to provide you with the flexibility to take advantage of certain increases in Cash Surrender Value without losing the benefit of the Death Benefit Guarantee.

First, by "deeming" the sum of premiums paid to be increased under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by reducing or suspending actual premium payments so long as the Cash Surrender Value, less any unearned prepaid loan interest, remains at a sufficient level to maintain the Death Benefit Guarantee under the formula described above.

Second, by excluding part of a partial surrender or a Contract loan under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by withdrawing a part of such increases by means of a partial surrender or Contract loan, provided that on the date of such surrender or loan the
Cash Surrender Value, less any unearned prepaid loan interest, is at a sufficient level under the formula described above. Of course, any such actions taken by you will have the effect (directly or indirectly) of reducing the Cash Surrender Value, which may mean that less Cash Surrender Value will be available for future Contract charges and for determining future compliance with the requirements for the Death Benefit Guarantee. You should also consider the other effects of varying the amount and frequency of premium payments (see
"PAYMENT AND ALLOCATION OF PREMIUMS") and of partial surrenders and Contract loans (see
"CONTRACT RIGHTS-Loan Privileges" and "CONTRACT RIGHTS-Surrender Privileges").

If sufficient premium payments have been made, the Death Benefit Guarantee will apply until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of (a) the Insured's Attained Age 71 (Attained Age 66 for contracts issued in New
York) and (b) the Attained Age of the Insured at the end of a period ranging from 8 to 34 years (3 to 29 years for contracts issued in New York) (varying with the Insured's Attained
Age at issue) from the Date of Issue.

We will determine on each Monthly Anniversary whether the requirements for the Death
Benefit Guarantee have been satisfied, but premiums need not be paid on a monthly basis.
If, as of any Monthly Anniversary, you have not made sufficient premium payments to maintain the Death Benefit Guarantee, the Death Benefit Guarantee will terminate immediately, subject to only a limited right of reinstatement, as described below under
"Reinstatement".

See Appendix E for information about differences in the Death Benefit Guarantee on VUL 1 contracts.

Reinstatement. If the Death Benefit Guarantee terminates due to insufficient payments, we will send written notice to you that the Death Benefit Guarantee has terminated. You will have 31 days from the date such notice is sent to reinstate the Death Benefit
Guarantee. The written notice of termination will indicate the premium payment required to reinstate the Death Benefit Guarantee. If we do not receive this required premium payment within 31 days after the written notice is sent, the Death Benefit Guarantee will remain terminated and can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee.

WHEN DETERMINING THE AMOUNT AND FREQUENCY OF PREMIUM PAYMENTS, YOU SHOULD CAREFULLY
CONSIDER THAT THE DEATH BENEFIT GUARANTEE TERMINATES IMMEDIATELY WHEN THE REQUIREMENTS
DESCRIBED ABOVE ARE NOT SATISFIED, AND THE ABILITY TO REINSTATE THE DEATH BENEFIT GUARANTEE
PERMANENTLY EXPIRES ON THE FOLLOWING MONTHLY ANNIVERSARY OF THE CONTRACT 31 DAYS AFTER WE
SEND WRITTEN NOTICE OF TERMINATION.

Death Benefit Guarantee Premium. The Contract will state the monthly premium amount required to maintain the Death Benefit Guarantee (the "Death Benefit Guarantee Premium").
The Death Benefit Guarantee Premium is determined by us based upon a formula taking into account-

o  the applicable cost of insurance charge for the Insured, using the Insured's actual premium class (see "CHARGES AND DEDUCTIONS-Monthly Deduction-Cost of Insurance");
o  a percentage of assumed monthly Death Benefit Guarantee Premium payment together with an assumed premium processing charge;
o  the applicable Initial Monthly Charge (see "CHARGES AND DEDUCTIONS-Monthly
   Deduction-Initial Monthly Charge");
o  the charge for any additional insurance benefits added by rider (see "GENERAL
   PROVISIONS-Additional Insurance Benefits"); and
o  the basic monthly administrative charge of $10.00 per month (see "CHARGES AND
   DEDUCTIONS-Monthly Deduction-Basic Monthly Administrative Charge").

Due to the factors considered in calculating these charges, the Death Benefit Guarantee
Premium will vary depending upon, among other things,

o  the Insured's gender,
o  the Insured's Attained Age,
o  the Insured's premium class,
o  the Face Amount,
o  the Death Benefit Option, and
o  which additional insurance benefits, if any, are added by rider.

The Death Benefit Guarantee Premium will change as the result of certain Contract changes, including an increase or decrease in Face Amount; a change in Death Benefit Option; a change in premium class; and an increase, decrease, addition or deletion of additional insurance benefits. Whenever the Death Benefit Guarantee Premium changes, the Contract
Owner will be notified promptly of the new Death Benefit Guarantee Premium.

Contract Rights
---------------------------------------------------------------------------------------------

Loan Privileges
General. You may at any time after the Contract Date borrow money from us using the
Contract as the only security for the loan. You may at any time after the Contract Date obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of
Accumulated Value over any Decrease Charge on the date of any loan. Loans have priority over the claims of any assignee or other person. The loan may be repaid in full or in part at any time while the Insured is living.

See Appendix E for information about differences in Loan Privileges on VUL 1 contracts.

As used in this Prospectus, the term "Loan Amount" means the sum of all unpaid Contract loans (including any prepaid loan interest added to the then outstanding Loan Amount), and the term "Debt" means the sum of all unpaid Contract loans less any unearned prepaid loan interest). The Loan Amount is used in calculating whether the requirement for the Death
Benefit Guarantee has been satisfied (see "DEATH BENEFIT GUARANTEE"). Contract Debt is used in calculating the Contract's Cash Surrender Value (see "CONTRACT BENEFITS-Accumulated
Value and Cash Surrender Value") the amount of Death Benefit proceeds payable to the beneficiary (see "CONTRACT BENEFITS-Death Benefits"), and (in some cases) in determining whether the Contract will lapse (see "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and
Reinstatement).

Allocation of Contract Loan. We will allocate a Contract loan among the Subaccounts of the
Variable Account in the same proportion that your Contract's Accumulated Value in each
Subaccount bears to the Contract's total Accumulated Value in the Variable Account, as of the day on which the request is received or, if that is not a Valuation Date, on the next following Valuation Date. With our approval, you can select a different allocation.

Loans will normally be paid within seven days after receipt of Written Notice. Postponement of loans may take place under certain circumstances. See "GENERAL PROVISIONS-Postponement of Payments".

Interest. The interest rate we charge on Contract loans accrues daily at an annual rate of
7.4%, payable in advance, which is equivalent to a fixed rate of 8% per year. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate. If death or full surrender occurs before the next Contract Anniversary, unearned interest will be added to the proceeds payable.

Effect of Contract Loans. Accumulated Value equal to the portion of the Contract loan allocated to each Subaccount will be transferred from the Subaccount to the Loan Account, thereby reducing the Contract's Accumulated Value in that Subaccount.

As long as the Contract is in force, Accumulated Value in the Loan Account will be credited with interest at an effective annual rate of 6%. NO ADDITIONAL INTEREST WILL BE CREDITED TO
THESE ASSETS. The interest earned during a Contract Month will be credited at the end of the Contract Month. Any interest credited will be allocated to the Subaccount(s) in proportion to the Accumulated Value in the respective Subaccounts. See "PAYMENT AND
ALLOCATION OF PREMIUMS-Allocation of Premiums and Accumulated Value".

Although Contract loans may be repaid at any time, Contract loans will permanently affect the Contract's potential Accumulated Value and Cash Surrender Value and may permanently affect the Death Benefit under the Contract. The effect on Accumulated Value and Death
Benefit could be favorable or unfavorable depending on whether the investment performance of the Accumulated Value in the Subaccount(s) is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Contract under which no loan is made, values under the Contract will be lower when such interest credited is less than the investment performances of assets held in the
Subaccount(s). IN ADDITION, THE DEATH BENEFIT PROCEEDS WILL BE REDUCED BY THE AMOUNT OF ANY
OUTSTANDING CONTRACT DEBT.

THE AMOUNT OF ANY CONTRACT LOAN WILL, SUBJECT TO CERTAIN EXCEPTIONS, BE DEDUCTED FROM
CUMULATIVE PREMIUM PAYMENTS IN DETERMINING WHETHER THE REQUIREMENTS FOR THE DEATH BENEFIT
GUARANTEE HAVE BEEN SATISFIED. AS A RESULT, A CONTRACT LOAN COULD RESULT IN TERMINATION OF
THE DEATH BENEFIT GUARANTEE. See "DEATH BENEFIT GUARANTEE".

Repayment of Contract Debt. You may repay Debt at any time while the Insured is living.
Each repayment must be at least $25. If not repaid, we will deduct Debt from any proceeds payable under the Contract. As Debt is repaid, your Contract's Accumulated Value held in the Subaccount(s) of the Variable Account will be restored and any prepaid interest attributable to the repaid amount will likewise be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the amount of such repayment (as well as any prepaid loan interest that was unearned by us at the time of repayment) to the Subaccount(s) of the Variable Account in the same proportion that the
Contract's Accumulated Value in a Subaccount bears to the Contract's total Accumulated
Value in the Variable Account (you may select a different allocation basis with our approval). See "PAYMENT AND ALLOCATION OF PREMIUMS-Allocation of Premiums and Accumulated
Value".

When the entire Debt is repaid, interest that would be credited upon the assets held in the
Loan Account during the period from the last Monthly Anniversary to the date of repayment will also be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the repayment of Debt as of the date on which the repayment is received or, if that is not a Valuation Date, on the next following Valuation Date.

You must notify us if a payment is a premium payment; otherwise, it will be considered a loan repayment.

Tax Considerations. Under the Technical and Miscellaneous Revenue Act of 1988, any loans taken from a "modified endowment contract" will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty would be imposed on the portion of any loan that is included in income. See "FEDERAL TAX
MATTERS-Contract Proceeds".

Surrender Privileges
At any time before the death of the Insured, you may partially or totally surrender the
Contract by sending Written Notice to us. The Cash Surrender Value will equal the
Accumulated Value less any Contract Debt and any Decrease Charge. You may elect to have the amount paid in cash or under a settlement option. See "CONTRACT BENEFITS-Payment of
Contract Benefits".

Full Surrender. If you surrender the Contract in full, you will be paid the Cash Surrender
Value of the Contract determined as of the date a Written Notice requesting surrender is received by us(or as of such later date as you shall specify in the Written Notice), or, if this date is not a Valuation Date, the next following Valuation Date. To surrender the
Contract fully, you must deliver the Contract to us along with the Written Notice requesting surrender.

Partial Surrender. You may surrender the Contract in part for any amount, as long as the amount of the partial surrender is at least $200 and as long as the remaining Cash
Surrender Value is not less than $500 (in each case with the Cash Surrender Value being determined on the day Written Notice is received by us, or if this is not a Valuation Date, the next following Valuation Date). The amount surrendered, including any surrender charge, will be deducted from the Subaccount(s) of the Variable Account in the same proportion that your Accumulated Value in the respective Subaccount(s) bears to the Contract's total
Accumulated Value in the Subaccount(s) at that time (you may select a different allocation basis with our approval). A surrender charge of $25 or 2% of the surrender amount requested, whichever is less, will be deducted by us from the amount withdrawn. For a discussion of certain limitations and considerations applicable to partial surrenders, see
"Partial Surrenders-Certain Other Considerations" below.

Effect of Partial Surrenders on Face Amount and Death Benefit. A partial surrender will always decrease the Death Benefit and may also decrease the Face Amount. As described below, the effect of a partial surrender on the Death Benefit and the Face Amount may vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Accumulated Value.

Option A--Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option A can be described as follows. The Face Amount will never be decreased by a partial surrender. A partial surrender will, however, always decrease the
Death Benefit under Option A by one of the following amounts:

o  If the Death Benefit equals the Face Amount plus the Accumulated Value, a partial surrender will reduce the Accumulated Value by the amount of the partial surrender and thus the Death Benefit will also be reduced by the amount of the partial surrender.

Illustration. For the purpose of this illustration (and any following illustrations of partial surrenders), assume that the Attained Age of the Insured is under 40, and there is no Contract Debt. (The applicable percentage is 250% for an Insured with an Attained Age of
40 or below. See "CONTRACT BENEFITS-Death Benefits".)

Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of
$60,000 will have a Death Benefit of $160,000 ($100,000 + $60,000). Assume that the
Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit equals the Face Amount plus the Accumulated Value, the partial surrender will reduce the
Accumulated Value to $40,000 ($60,000 - $20,000 = $40,000) and the Death Benefit to
$140,000 ($100,000 + $40,000). The Face Amount is not changed.

o  If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of Accumulated Value, the Death Benefit will be reduced to equal, the greater of (a) the Face Amount plus Accumulated Value after deducting the partial surrender and (b) the Death Benefit based on the applicable percentage of Accumulated
   Value after deducting the partial surrender.

Illustration. Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated
Value of $80,000 will have a Death Benefit of $200,000 ($80,000 X 2.5). Assume that the
Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit is based on the applicable percentage of Accumulated Value, the partial surrender will reduce the Accumulated Value to $60,000 ($80,000 - $20,000) and the Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value ($100,000 + $60,000 = $160,000), and (b)
the Death Benefit based on the applicable percentage of Accumulated Value ($60,000 X 2.5 =
$150,000). Therefore, the Death Benefit will be $160,000. The Face Amount is not changed.

Option B--Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option B can be described as follows:

o  If the Death Benefit equals the Face Amount, a partial surrender will reduce the Face
   Amount and the Death Benefit by the amount of the partial surrender.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated
Value of $30,000 will have a Death Benefit of $100,000 (that is, the Face Amount). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The partial surrender will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) and the Death
Benefit and Face Amount to $90,000 ($100,000 - $10,000).

o  If the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage is less than the
   Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated
Value of $60,000 will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the
Contract Owner wishes to take a partial surrender of $10,000. The amount of the partial surrender multiplied by the applicable percentage ($10,000 X 2.5 = $25,000) is less than the Death Benefit minus the Face Amount prior to the partial surrender ($150,000 - $100,000
= $50,000). Because the Death Benefit is based on the applicable percentage of Accumulated
Value and the amount of the partial surrender multiplied by the applicable percentage is less than the Death Benefit minus the Face Amount, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage ($150,000 - ($10,000 X 2.5) = $125,000). This is also the Death
Benefit based on the applicable percentage of Accumulated Value after the partial surrender
(($60,000 - $10,000) X 2.5 = $125,000).

o  If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage exceeds the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will be reduced by an amount equal to
   (a)  the amount of the partial surrender, less
   (b)  the result obtained by dividing
        (i)  the difference between the Death Benefit and the Face Amount immediately prior to the partial surrender by
        (ii) the applicable percentage.

The Death Benefit will be reduced to equal the Face Amount after the partial surrender.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated
Value of $60,000 will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the
Contract Owner wishes to take a partial surrender of $30,000. The amount of the partial surrender multiplied by the applicable percentage ($30,000 X 2.5 = $75,000) exceeds the
Death Benefit minus the Face Amount prior to the partial surrender ($150,000 - $100,000 =
$50,000). Because the Death Benefit is based on the applicable percentage of Accumulated
Value and the amount of the partial surrender multiplied by the applicable percentage exceeds the Death Benefit minus the Face Amount, the Face Amount will be reduced by an amount equal to

(1)  the amount of the partial surrender, less
(2)  the result obtained by dividing
     (a) the difference between the Death Benefit and the Face Amount prior to the partial surrender by
     (b) the specified percentage ($30,000 - (($150,000 - $100,000) (divided by) 2.5)) =
         $10,000).

The Face Amount after the partial surrender will be $90,000 ($100,000 - $10,000) and the
Death Benefit will be $90,000.

Partial Surrenders-Certain Other Considerations. THE AMOUNT OF ANY PARTIAL SURRENDER WILL,
SUBJECT TO CERTAIN EXCEPTIONS, BE DEDUCTED FROM CUMULATIVE PREMIUM PAYMENTS IN DETERMINING
WHETHER THE REQUIREMENTS FOR THE DEATH BENEFIT GUARANTEE HAVE BEEN SATISFIED. AS A RESULT,
A PARTIAL SURRENDER COULD RESULT IN TERMINATION OF THE DEATH BENEFIT GUARANTEE. See "DEATH
BENEFIT GUARANTEE".

Because a partial surrender can affect the Face Amount and the Death Benefit (as described above), a partial surrender may also affect the net amount at risk under a Contract. The net amount at risk is, in general, the difference between the Death Benefit and the
Accumulated Value and will be used in calculating the cost of insurance protection provided under the Contract. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly
Deduction-Cost of Insurance".

A request for partial surrender will not be implemented if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. Also, if a partial surrender would decrease the Face Amount, to the extent that the partial surrender would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal
Revenue Code for life insurance, we will not effect such partial withdrawal. See "PAYMENT
AND ALLOCATION OF PREMIUMS-Amount and Timing of Premiums-Premium Limitations".

Tax Considerations. Under the Technical and Miscellaneous Revenue Act of 1988, any
surrender of a "modified endowment contract" will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty would be imposed on the portion of any loan that is included in income. See "FEDERAL TAX
MATTERS-Contract Proceeds".

Free Look Privileges
The Contract provides for two types of "free look" privileges, one after the application and issuance of the Contract and the other after any increase in Face Amount.

Free Look for Contract. The Contract provides for an initial Free Look Period. You may cancel the Contract until the latest of (a) 45 days after Part I of the application for the
Contract is signed, (b) 10 days after you receive the Contract (15 days for Contracts issued in Colorado and 20 days for Contracts issued in North Dakota), and (c) 10 days after we mail or personally deliver a notice of withdrawal right to you. In Alaska, Arizona,
Delaware, Florida, Iowa, Kansas, Montana, Oregon and Wisconsin, when you return the
Contract, you will receive a refund equal to the sum of

(i)   the Accumulated Value (as of the date the returned Contract is received by us at our office at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or by our
      representative from whom the Contract was purchased), without any deduction of the
      Decrease Charge, plus
(ii)  the amount of any Premium Expense Charges, plus
(iii) any Monthly Deductions charged against the Contract's Accumulated Value, plus
(iv)  any Mortality and Expense Risk Charges deducted from the value of the net assets of the Variable Account attributable to the Contract, plus
(v)   the advisory fees charged by the Fund against net asset value in the Fund
      Portfolios attributable to the Contract's value in the corresponding Subaccount(s) of the Variable Account.

In all other states, we will refund the sum of all premiums paid. The notice of withdrawal right for the Contract will include a statement of the Decrease Charge and of the Initial
Monthly Charge (included in the Monthly Deduction-see "CHARGES AND DEDUCTIONS-Accumulated
Value Charges-Decrease Charge" and "CHARGES AND DEDUCTIONS-Monthly Deduction-Initial
Monthly Charge") attributable to the Contract, as well as a form for requesting cancellation of the Contract during the Free Look Period.

Free Look for Increase in Face Amount. Any requested increase in Face Amount is also subject to a "free look" privilege. You may cancel a requested increase in Face Amount until the latest of (a) 45 days after Part I of the application for increase is signed, (b)
10 days after you receive a Contract supplement for the increase in Face Amount, and (c) 10 days after we mail or personally deliver a notice of withdrawal right to you. Upon requesting cancellation of the increase, you will receive a refund, if you so request, or otherwise a restoration of the Contract's Accumulated Value allocated among the
Subaccount(s) of the Variable Account as if it were a Net Premium, equal to all Monthly
Deductions attributable to the increase in Face Amount (including rider costs arising from the increase).

This refund or credit will be made within seven days after we receive the request for cancellation on the appropriate form. In addition, the Decrease Charge will be adjusted, if necessary, so that it will be as though no increase in Face Amount had occurred. The notice of withdrawal right upon an increase in Face Amount will include a statement of the increase in the Decrease Charge and of the Initial Monthly Charge for Increases (included in the Monthly Deduction-see "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease
Charge" and "CHARGES AND DEDUCTIONS-Monthly Deduction-Initial Monthly Charge") attributable to the increase in Face Amount, as well as a form for requesting cancellation of the increase during the Free Look Period.

Net Premiums paid after an increase in Face Amount will be allocated to the Subaccount(s)
of the Variable Account and will not be refunded following cancellation of the increase.
Contract Owners who request an increase in Face Amount should consider this in deciding whether to make any premium payments during the Free Look Period for the increase.

Exchange Privileges
Exchange of the Contract. During the first 24 months following the Date of Issue, you may on one occasion, without evidence of insurability, exchange any Contract still in force for a fixed benefit permanent life insurance contract issued by us. This new contract will not be dependent upon future investment results of the Variable Account or any or our other separate accounts. In order to make this exchange for such a contract, you must surrender your Contract to us at our office at 625 Fourth Avenue South, Minneapolis, Minnesota 55415,
the Insured must be living on the exchange date, and any assignee must agree in writing to the exchange. In addition, any Debt under the Contract must be repaid and any amount required to pay the first premium on the new contract must be paid.

The new contract will have the same issue age, and premium class as the Contract. The exchange will become effective on the date (the "exchange date") that we receive the exchange request and the Contract at our office at 625 Fourth Avenue South, Minneapolis,
Minnesota 55415. The Contract will end at the end of the day before the exchange date, and the new contract will become effective on the exchange date. On the exchange date, the new contract will have, at your option, either a death benefit equaling the Death Benefit under the Contract on the effective date of the exchange or a net amount at risk equaling the net amount at risk under the Contract on the effective date of the exchange. (An additional premium payment may be required.) The Accumulated Value of the new contract on the exchange date will vary depending upon the type of contract for which the Contract is being exchanged. The conversion will be subject to an equitable adjustment in payments and
Contract values to reflect variances, if any, in the payments and Contract values under the existing Contract and the new contract. The new contract's provisions and charges will be those that would have been applicable under our standard practices if the fixed benefit permanent life insurance contract had been issued on the Date of Issue. See "FEDERAL TAX
MATTERS" for a discussion of the Federal income tax consequences of an exchange.

Exchange of Increase in Face Amount. During the first 24 months following an increase in
Face Amount, you may on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed benefit permanent life insurance contract.
Premiums under this new contract will be based on the same issue age and premium class of the Insured as were applied on the effective date of the increase in the Face Amount of the
Contract. The conditions and principles applicable to an exchange of the entire Contract for such a contract which are described immediately above will be equally applicable to this exchange of an increase in Face Amount for such a new contract. See "FEDERAL TAX
MATTERS" for a discussion of the Federal income tax consequences of an exchange.

General Provisions
---------------------------------------------------------------------------------------------

Postponement of Payments
General. We may defer payment of any loan or surrender and any portion of the death proceeds in excess of the Face Amount (or the proceeds payable if the Insured is living on the Maturity Date for a contract issued in New York) if (a) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock
Exchange is restricted as determined by the SEC, or (b) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets.
Transfers and allocations of Accumulated Value to and against the Subaccounts of the
Variable Account may also be postponed under these circumstances.

Payment by Check. Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Contract Owner's bank.

Date of Receipt
Except as otherwise stated herein, the date of our receipt of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our office at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 in proper form unless received (1) after the close of the New York Stock Exchange, or (2) on a date which is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

The Contract
The entire Contract consists of the Contract including any attached riders or amendments, an attached copy of the Application and any supplemental Applications, and our Articles of
Incorporation and Bylaws which are in force on the Date of Issue. Only statements in the
Application and any supplemental Applications can be used to void the Contract or defend a claim. The statements are considered representations and not warranties. Any change to the
Contract must be in writing and signed by our President and Secretary. Pursuant to various applicable state laws, certain of the provisions of the Contract may vary from state to state.

The benefits provided pursuant to the Contract through our General Account will not change.
If our solvency becomes impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment. It will be based on each of our member's fair share of the deficiency. The amount will be charged as a loan against the
Contract with interest compounded at the rate of 5% per year.

Suicide
If the Insured dies by suicide within two years (or such shorter period provided by applicable state law) from the Date of Issue, we will pay an amount equal to premiums paid, less any partial surrenders (and partial surrender charges) and Contract Debt. If the
Insured commits suicide within two years after the effective date of any increase in Face
Amount requiring evidence of insurability (or such shorter period required by applicable state law), the amount we will pay with respect to the increase will be only an amount equal to the Monthly Deductions previously made for the increase.

Incontestability
We cannot contest the validity of a Contract after it has been in force during the
Insured's lifetime for two years from its Date of Issue. Similar incontestability will apply to an increase in Face Amount or any reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

Change of Owner or Beneficiary
As long as the Contract is in force, the Contract Owner or Beneficiary may be changed by
Written Notice to us. The Contract need not be returned unless we request. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not, however, be liable for any payment made or action taken before receipt of the Written Notice.

Assignment as Collateral
The Contract may be assigned as collateral. We will not be bound by the assignment until a copy has been received at our office at 625 Fourth Avenue South, Minneapolis, Minnesota
55415, and we assume no responsibility for determining whether an assignment is valid or the extent of the assignees interest. All assignments will be subject to any Contract Debt.
The interest of any Beneficiary or other person will be subordinate to any assignment.

Misstatement of Age or Gender
If the age or gender of the Insured has been misstated, the Death Benefit and/or (except in
New York) the Accumulated Value will be adjusted, using the most recent cost of insurance rates, to the amounts that would have been provided based on the correct age and gender.

Due Proof of Death
We will accept as due proof of death of the Insured a completed claimant's statement, which will be furnished by us, together with either a certified death certificate or an attending physician's statement. In some circumstances, we may require an attending physician's statement even though a death certificate is furnished.

Reports to Contract Owners
o  We will mail to Contract Owners, at their last known address of record, within 30 days after each Contract Anniversary, annual reports confirming the status of each Contract's values and benefits. These reports will show the following as of the beginning and end of the Contract Year: the Face Amount; the Death Benefit; the Accumulated Value; any
   outstanding Decrease Charge; any Contract Debt; and Cash Surrender Value. The annual reports will show how future Net Premiums will be allocated among the Subaccount(s)
   pursuant to the Contract Owner's current allocation instructions. In addition, we will mail to Contract Owners quarterly reports that will show all Contract transactions since the last Contract Anniversary, including, but not limited to,
o  the amount and dates of premium payments (including those paid under an automatic payment plan offered by us or those paid prior to the initial transfer to the
   Subaccount(s) on the Contract Date),
o  monthly charges deducted,
o  loans (as well as the loan interest that became due, interest credited from the General
   Account and loan repayments),
o  partial surrenders,
o  transfers,
o  exchanges or
o  an exercise of a free look privilege.

Within seven days of the following transactions, we will mail a confirmation statement or letter to you confirming such transactions, in addition to showing them in the quarterly and annual reports:
o  any premium payment (other than those paid under an automatic payment plan offered by us or those paid prior to the initial transfer to the Subaccount(s) on the Contract Date, which will be confirmed by us in the annual report),
o  any Contract loan, interest payment or loan repayment,
o  any change in instructions for allocation of Net Premiums or other Contract transactions,
o  any transfer of amounts among Subaccount(s) (including the initial transfer on the
   Contract Date),
o  any partial surrender,
o  any decrease in Face Amount that results in a reduction of the Decrease Charge and thus the assets attributable to the Contract in the Subaccount(s),
o  any restoration to Accumulated Value following an exercise of a free-look privilege for an increase in the Face Amount and the manner in which such amount is allocated among the Subaccount(s),
o  any exercise of the free-look privilege for an increase in the Face Amount when a refund is made,
o  any exercise of the free look privilege for the Contract,
o  any exchange of the Contract,
o  any full surrender of the Contract and payment of a Death Benefit.

Upon request, any Contract Owner will be sent a receipt for any premium payment.

We will maintain all records relating to the Variable Account. We will mail to Contract
Owners, at their last known address of record, any reports required by any applicable law or regulation. Each Contract Owner will also be sent an annual and a semi-annual report for the Fund as required by the Investment Company Act of 1940.

Additional Insurance Benefits
Subject to certain requirements, one or more of the following additional insurance benefits may be added to the Contract at the option of the Contract Owner by rider at the time the
Contract is applied for or at a later date. At present, these options include: additional insurance coverage for accidental death, waiver of selected amount in the event of total disability, term insurance on the Insured's spouse, term insurance on the Insured's children, a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability, and a cost of living insurance adjustment without proof of insurability. We may offer additional optional benefits in the future. The cost of any additional insurance benefits will be deducted as part of the Monthly
Deduction. See "CHARGES AND DEDUCTIONS-Monthly Deduction".

The amounts of these benefits do not vary with the investment experience of the Variable
Account. Certain restrictions apply and are clearly described in the applicable rider. Any representative of ours authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from us upon written request. Any additional insurance benefits purchased will be described in a rider attached to the
Contract. The charge for additional insurance benefits added by rider will be specified in the Contract or in a supplement to the Contract. An additional charge will apply for any insurance benefits added by rider at any time after issuance of the Contract. Cost of insurance rates for additional term insurance benefits added by spouse rider for Contracts issued in the state of Montana will be based on unisex rates.

The issuance of a rider providing insurance coverage on the Insured's spouse will result in an additional Initial Monthly Charge. See "CHARGES AND DEDUCTIONS-Monthly Deduction-Initial
Monthly Charge".

Adding insurance benefits may have Federal income tax consequences. See "FEDERAL TAX
MATTERS-Contract Proceeds."

CharitAbility(R)
CharitAbility for Life is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. CharitAbility for
Life is available for no additional premium whenever a Contract Owner has designated a
Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of
Death Benefit on his or her Contract.

Upon the death of the Insured, the Lutheran charitable organization or congregation will receive the Death Benefit proceeds as designated, and we will contribute an additional 10%
of that amount to the charitable organization or congregation, up to $25,000 per insured.
Any legally incorporated nonprofit Lutheran organization that qualifies under Internal
Revenue Code Section 170(c) is eligible to receive CharitAbility for Life benefits. The benefit may vary state-by-state and a representative of ours should be consulted as to whether and to what extent the benefit is available in a particular state and on any particular Contract.

Accelerated Benefits Rider
Under certain circumstances, the Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. The benefit may vary state-by-state.

The Accelerated Benefits Rider allows you to elect an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The benefits paid under the Accelerated Benefits Rider are available when we have received Written Notice request and proof satisfactory (a certification by a doctor) that the Insured has a life expectancy of 12 months or less (or such shorter period provided by applicable state law), or (except for Contracts issued in New York and South
Dakota) has been confined in a nursing home due to a condition which usually requires continuous confinement, for at least 6 consecutive months and confinement is expected to continue for the lifetime of the Insured. The amount of the benefit will always be less than the Death Benefit, but will generally be greater than the Contracts' Accumulated Value.

We will determine the amount available as an accelerated benefit. All or part of the eligible amount may be accelerated under the Accelerated Benefits Rider. The benefit payable for any person must be at least $10,000, or if smaller, that person's entire eligible amount. If the entire amount is paid, the Contract will terminate. If only a portion of the eligible amount is paid, the Contract will remain in force. The amount of insurance, the Loan Amount and Accumulated Value of the Contract will be reduced by the same percentage as the percentage of the eligible amount received under the Accelerated
Benefits Rider. The benefit will be paid in a lump sum, unless otherwise agreed to by us.
You may instead elect to have the benefit paid in equal periodic payments over a fixed period, and the minimum periodic payment must be at least $500. If the Insured dies before all periodic payments have been made, we will pay the beneficiary the present value of the remaining payments, based on the same interest rate as that used to determine the periodic payments.  In Connecticut, periodic payments may be elected only if the Insured has a life expectancy of less than one year.

There is no charge for adding the benefit to the Contract. However, an administrative fee
(not to exceed $150) will be charged at the time the benefit is paid. We agree that unless otherwise required by law, no benefit will be paid if the Contract Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. In addition, receipt of payment of the Accelerated Benefits rider may affect eligibility for government sponsored benefits programs, including Medicaid. We can furnish details about the amount of the Accelerated Benefits Rider available to an eligible Contract Owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire amount eligible for payment is paid. See "GENERAL PROVISIONS-Accelerated
Benefits Rider". The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS-Contract Proceeds-Benefits Paid under the
Accelerated Benefits Rider".

Reservation of Certain Rights
We reserve the right, to the extent permitted or required by law (including SEC rules under the 1940 Act), to eliminate or modify certain rights provided under the Contract:
(1)  the withdrawal rights during the initial Free Look Period (see "CONTRACT
     RIGHTS-Free Look Privileges-Free Look for Contract");
(2)  the withdrawal rights during any Free Look Period after an increase in Face Amount
     (see "CONTRACT RIGHTS-Free Look Privileges-Free Look for Increase in Face Amount");
(3)  the exchange rights during the first 24 months following the Date of Issue (see
     "CONTRACT RIGHTS-Exchange Privileges-Exchange of  the Contract"); and
(4)  the exchange rights during the first 24 months following an increase in Face Amount
     (see "CONTRACT RIGHTS-Exchange Privileges-Exchange of Increase in Face Amount").

We will provide Contract Owners with written notice if we exercise our right to eliminate or modify any of these rights.  This reservation of certain rights is not applicable to contracts issued in New York.

Federal Tax Matters
---------------------------------------------------------------------------------------------

The following discussion is general and is not intended as tax advice. Any person concerned about these tax implications should consult a competent tax adviser. This discussion is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations. It should be further understood that the following discussion is not exhaustive and that special rules not described in this Prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws. We do not make any guarantee regarding the tax status of any Contract.

Contract Proceeds
General. The Contract will qualify as a life insurance contract under Section 7702 of the
Internal Revenue Code of 1986, as amended (the "Code"). Section 7702 of the Code provides that the Contract will so qualify if it satisfies a cash value accumulation test or a guideline premium requirement and falls within a cash value corridor. The qualification of the Contract under Section 7702 depends in part upon the Death Benefit payable under the
Contract at any time. To the extent a change in the Contract, such as a decrease in Face
Amount or a change in Death Benefit Option, would cause the Contract not to qualify, we will not make the change. See "PAYMENT AND ALLOCATION OF PREMIUMS-Amount and Timing of
Premiums-Premium Limitations".

Death Benefits. The Death Benefit proceeds payable under either Option A or Option B will be excludable from the gross income of the Beneficiary under Section 101(a) of the Code.

Distributions. The Contract Owner will not be taxed upon the increase in Accumulated Value of the Contract unless and until there is a taxable distribution from the Contract.

Tax Treatment of Modified Endowment Contracts. A modified endowment contract is any
Contract that fails a special premium limitation test set forth in the Code. This test requires that the cumulative amount paid during the first seven years since the Date of
Issue (or date of certain increases in coverage) not exceed the cumulative amount of the level annual premium which, in theory, would provide a paid-up Contract after seven years.
If this test is ever violated, we will notify the Contract Owner, who may then take certain timely steps to return the Contract to non-modified endowment contract status. This premium limitation test does not supercede the premium limitations previously established by the
Code as discussed under "Premium Limitations" at page 27 of the Prospectus.

If there is material change in the Contract, the Contract is treated as a new Contract as of the date of the material change for purposes of determining whether it will be treated as a modified endowment contract. Such a change will create a modified endowment contract only if cumulative amounts paid in the seven years following the change violate the new cumulative premium limitation test. Certain increases in Contract benefits (including increases in Face Amount and in additional insured benefits) will trigger the start of a new seven year period from the date of this change, along with a new level annual premium to be used in the test. In addition, a reduction in Contract benefits at any time while the test is applicable could in itself create a modified endowment contract, depending on certain factors. In this case, the premium limitation test will be applied as though the
Contract were originally issued at the lower benefit unless the benefits are reinstated in a timely manner.

Distributions from a Contract treated as a modified endowment contract are taxable up to the amount equal to the excess (if any) of the Accumulated Value immediately before the distribution over the investment in the Contract at such time. Investment in the Contract is generally defined as the premiums paid for the Contract (plus or minus any loss or gain, respectively, transferred into the Contract as a result of a tax-free exchange), minus any non-taxable distributions (where taxable gain calculations are based on surrender values net of loans). Loans taken from such a Contract, as well as surrenders and benefits paid at maturity (other than the Death Benefit), will be treated as taxable distributions. (The assignment or pledge of a Contract with a maximum death benefit of $25,000 or less made to secure only burial or prearranged funeral expenses is not treated as a distribution). A ten percent (10%) additional income tax will be imposed on the portion of any distribution from such a Contract that is included in income except where the distribution is made on or after the date on which the Contract Owner attains age 59 1/2, or is attributable to the
Contract Owner becoming disabled, or is a part of a series of substantially equal periodic payments for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and Beneficiary.

Any withdrawal or loan proceeds that were paid 24 months prior to such a Contract becoming a modified endowment contract will also potentially be a taxable distribution.

Generally, interest on such Contract loans, even if paid, will not be tax deductible.

All modified endowment contracts issued by us (or our affiliates) to the same Contract
Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

Tax Treatment of Contracts that are NOT Modified Endowment Contracts. A full surrender distribution of the Contract will, under Section 72(e)(5) of the Code, be included in the
Contract Owner's gross income to the extent it exceeds the Contract Owner's investment in the Contract.

A partial surrender distribution from the Contract will be taxed under the "cost recovery rule" in that the distribution will be included in the Contract Owner's gross income to the extent it exceeds the investment in the Contract. However, certain cash distributions received as a result of certain Contract benefit changes will be taxed under the
"interest-first" rule if the distribution occurs during the first fifteen years after the
Contract is issued. The amount of the cash distribution to be included in gross income will be limited to the minimum of the taxable gain and the applicable recapture ceiling as defined in Section 7702. No ten percent (10%) additional penalty will apply.

In addition, under Section 72(e)(5) of the Code, loans received under the Contract will not be included in gross income. (However, loans may or may not be taxable at the time of a full or partial surrender.) Interest paid to us with respect to the loan is generally not deductible. Due to the complexity of these factors, a Contract Owner should consult a competent tax adviser as to the deductibility of interest paid on any Contract loans.

Benefits Paid under the Accelerated Benefits Rider. Adding the Accelerated Benefits Rider
to a newly issued Contract has no adverse consequences; however, electing to use it could.
If certain requirements are satisfied, however, accelerated death benefits paid under the
Accelerated Benefits Rider to a terminally or chronically ill insured individual, as defined in the Code, may not be subject to tax. A competent tax adviser should be consulted for further information.

Withholding. The taxable portion of a distribution to an individual is subject to Federal income tax withholding unless the taxpayer elects not to have withholding. We will provide the Contract Owner with the election form and further information as to withholding prior to the first distribution.

Changes in Contract Owners. The right to change Contract Owners may have tax consequences, depending on a number of factors. Due to the complexity of these factors, a Contract Owner should consult a competent tax adviser as to the tax consequences of such a change.

Exchanges. The right to exchange the Contract for a fixed benefit permanent life insurance contract (see "CONTRACT RIGHTS-Exchange Privileges") will be treated as a tax-free exchange under Section 1035. A life insurance contract received in exchange for a modified endowment contract will also be treated as a modified endowment contract. Also, if a Contract Owner exchanges any life insurance contract entered into before June 21, 1988, for a Contract described in this prospectus, then the new provisions regarding modified endowment contracts described above may apply. Accordingly, a Contract Owner should consult a tax adviser before effecting an exchange of any life insurance contract, including the Contract.

Other Taxes. Federal estate taxes and the state and local estate, inheritance and other taxes may become due depending on applicable law and the circumstances of each Contract
Owner or Beneficiary, if the Contract Owner or Insured dies. Any person concerned about the estate implications of the Contract should consult a competent tax adviser.

Diversification Requirements. Flexible premium variable life insurance policies such as the
Contracts will be treated as life insurance contracts under the Code, among other things, so long as the separate accounts funding them are "adequately diversified".

The assets of the Fund are expected to meet the diversification requirements. We will monitor the Contracts and the regulations of the Treasury Department to insure that the
Contract will continue to qualify as a life insurance contract under Sections 7702 and 817.

Pension and Profit-Sharing Plans. If a Contract is purchased by a trust which forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such Contracts will be somewhat different from that described above. A competent tax adviser should be consulted on these matters.

Our Tax Status
We do not initially expect to incur any income tax burden upon the earnings or the realized capital gains attributable to the Variable Account. Based on this expectation, no charge is being made currently to the Variable Account for Federal income taxes which may be attributable to the Account. If, however, we determine that we may incur such tax burden, we may assess a charge for such burden from the Variable Account. In addition, if there is a material change in state or local tax laws, charges for such taxes, if any, attributable to the Variable Account, may be made.

Employment-Related Benefit Plans
---------------------------------------------------------------------------------------------

The Contracts described in this Prospectus (except for Contracts issued in the state of
Montana) contain guaranteed and current cost of insurance rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v.
Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. Because of this decision, the cost of insurance rates applicable to
Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Insured's gender. Any unisex rates to be provided by us will apply for tax-qualified plans and those plans where an employer believes that the
NORRIS decision applies. Contracts issued in connection with employment-related insurance benefit plans may also be subject to different limitations with respect to the Minimum Face
Amount, increases in Face Amount, additional insurance benefits, and issues ages.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of NORRIS, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Contract may be purchased.

Voting Rights
---------------------------------------------------------------------------------------------

General. As stated above, all of the assets held in the Subaccounts of the Variable Account will be invested in shares of the corresponding Portfolios of the Fund. We are the legal owner of those shares and as such have the right to vote to elect the Board of Directors of the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and at a shareholders' meeting. However, we will, as required by law, vote the shares of the Fund at regular and special meetings of the shareholders of the Fund in accordance with instructions received from Contract Owners.
If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund shares in our own righ t, we may elect to do so. The Fund's Bylaws provide that regular meetings of the shareholders of the Fund may be held on an annual or less frequent basis as determined by the Board of Directors of the Fund. For a more complete discussion, see the accompanying prospectus for the Fund.

The number of votes with respect to which a Contract Owner has the right to instruct voting will be calculated separately for each Subaccount. The number of votes will be determined by dividing a Contract's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the subaccount invests. Fractional shares will be counted. We will make this determination as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all of our separate accounts and our affiliates having a voting interest in that Portfolio in proportion to each such separate account's voting interest in that Portfolio, and will be voted in the same manner as are such separate account's votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

Disregard of Voting Instructions. We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or one or more of its Portfolios or to approve or disapprove an investment advisory contract for a Portfolio of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Contract Owner in the investment policy or the investment adviser of a Portfolio of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change were contrary to state law or prohibited by state regulatory authorities or we determined that the change would have an adverse effect on our General Account in that the proposed investment policy for a Portfolio may result in overly speculative or unsound investments. In the event we disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report of the Fund to Contract Owners.

Our Directors and Officers
---------------------------------------------------------------------------------------------

               Our Directors and their principal occupations are:

               Richard E. Beumer                          Vice Chairman
                                                          Jacobs Engineering Group, Inc.

               Dr. Addie J. Butler                        Assistant to the Vice President
                                                          Community College of
                                                          Philadelphia

               Elizabeth A. Duda                          Self-Employed

               John O. Gilbert                            Chairman of the Board
                                                          Aid Association for Lutherans

               Gary J. Greenfield                         President
                                                          Wisconsin Lutheran College

               Robert H. Hoffman                          Group Vice President -
                                                          Communication Division
                                                          Taylor Corporation

               James M. Hushagen                          Partner
                                                          Eisenhower & Carlson, PLLC

               Richard C. Kessler                         President and CEO
                                                          The Kessler Enterprise, Inc.

               Richard C. Lundell                         President
                                                          Lundell Financial Group

               John P. McDaniel                           Chief Executive Officer
                                                          MedStar Health

               Paul W. Middeke                            Retired Partner
                                                          Ernst & Young, LLP

               Bruce J. Nicholson                         President and Chief Executive Officer
                                                          Aid Association for Lutherans

               Robert B. Peregrine                        Partner
                                                          Peregrine & Roth, S.C.

               Paul D. Schrage                            Retired Senior Executive Vice President
                                                          McDonald's Corporation

               Dr. Kurt M. Senske                         President and Chief Executive Officer
                                                          Lutheran Social Services

               Dr. Albert K. Siu                          Chief Learning Officer
                                                          AT&T

               Roger G. Wheeler                           President
                                                          Wheeler-Air, Inc.

               Thomas R. Zehnder                          Retired Pastor

                  Our Senior Officers and their positions with AAL are:

               John O. Gilbert                            Chairman of the Board

               Bruce J. Nicholson                         President and Chief Executive
                                                          Officer

               Jon M. Stellmacher                         Executive Vice President,
                                                          Financial Services Operations

               Lawrence W. Stranghoener                   Executive Vice President and
                                                          Chief Financial Officer

               Woodrow E. Eno                             Senior Vice President, General
                                                          Counsel and Secretary

               Otis Haarmeyer                             Senior Vice President, Field
                                                          Operations

               Jennifer H. Martin                         Senior Vice President, Corporate
                                                          Administration

               Pamela J. Moret                            Senior Vice President, Marketing
                                                          and Products

               Frederick A. Ohlde                         Senior Vice President, Fraternal
                                                          Operations

               Walter S. Rugland                          Senior Vice President

               James A. Thomsen                           Senior Vice President, Field
                                                          Operations

               James H. Abitz                             Senior Vice President,
                                                          Investments

               Randall L. Boushek                         Senior Vice President and
                                                          Treasurer, Finance

Sales and Other Agreements
---------------------------------------------------------------------------------------------

Lutheran Brotherhood Securities Corp. ("LBSC"), 625 Fourth Avenue South, Minneapolis,
Minnesota 55415, an indirect subsidiary of ours, which was organized as a Pennsylvania corporation in 1969, acts as the principal underwriter of the Contracts pursuant to a
Distribution Agreement to which we and the Variable Account are also parties.

LBSC is registered with the SEC as a broker-dealer under the Securities Exchange Act of
1934 and is a member of the National Association of Securities Dealers, Inc. LBSC is also named as distributor of the stock of Lutheran Brotherhood Opportunity Growth Fund, Lutheran
Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran
Brotherhood Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood Value Fund,
Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran
Brotherhood Municipal Bond Fund, Lutheran Brotherhood Limited Maturity Bond Fund and
Lutheran Brotherhood Money Market Fund. Each fund is a diversified series of The Lutheran
Brotherhood Family of Funds, an open-end investment company.

The Directors and Officers of LBSC, each of whom has a business address as 625 Fourth
Avenue South, Minneapolis, Minnesota 55415, are the following persons:

                   Name                                Positions and Offices with LBSC
                   John O. Gilbert                        Chairman
                   Bruce J. Nicholson                     Director
                   James A. Thomsen                       Director and President
                   Woodrow E. Eno                         Director
                   Lawrence W. Stranghoener               Director
                   Pamela J. Moret                        Director
                   Jon M. Stellmacher                     Director
                   Colleen Both                           Vice President and Chief
                                                          Compliance Officer
                   John C. Bjork                          Secretary
                   David K. Stewart                       Treasurer
                   J. Keith Both                          Vice President
                   David J. Christianson                  Vice President
                   Douglas B. Miller                      Vice President
                   Richard B. Ruckdashel                  Vice President
                   Thomas C. Schinke                      Vice President

The Contracts are sold through our representatives who are licensed by state insurance officials to sell the Contracts. These representatives are also registered representatives of LBSC or AAL Capital Management Corporation, another indirect subsidiary of ours which is registered with the SEC as a broker-dealer and has a selling agreement with LBSC. The
Contracts are offered in all states where we are authorized to sell variable life insurance.

Under the Distribution Agreement, our representatives receive commissions and service fees from LBSC for selling and servicing the Contracts. We reimburse LBSC for such compensation.
We also reimburse LBSC for other expenses incurred in marketing and selling the Contracts.
These include general agent compensation, our representatives' training allowances and agency expense allowances.

Compensation of Our Representatives. Our representatives selling the Contracts will receive a 3% service fee of all premiums paid on the Contract. In addition to the service fee, commissions will be paid to our representatives based on a commission schedule summarized below. Further, our representatives may be eligible to receive certain benefits based on the account of earned commissions.

During the first Contract Year, commissions will be not more than 52% of the Death Benefit
Guarantee Premium for the Contract. In the second and third Contract Years, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the Contract. The
Death Benefit Guarantee Premium at issue will include premiums attributable to riders and supplemental benefits included in the Contract.

For the first year following an increase in Face Amount, commissions will be not more than
52% of the Death Benefit Guarantee Premium for the increase. In the second and third year following an increase, commissions will equal, in general, 7% of the Death Benefit
Guarantee Premium for the increase.

For Contracts with an initial Face Amount greater than or equal to $500,000 but less than
$1,000,000, during the first Contract Year after issue or following an increase in Face
Amount, the commissions will be not more than 42% of the applicable Death Benefit Guarantee
Premium. For Contracts with an initial Face Amount greater than or equal to $1,000,000, during the first Contract Year after issue or following an increase in Face Amount, the commissions will be not more than 32% of the applicable Death Benefit Guarantee Premium. In the second and third year after issue or following an increase, the commissions will equal, in general, 6% of the applicable Death Benefit Guarantee Premium.

For the first year following the addition of a spouse rider or an increase in the Face
Amount of a spouse rider, the commission will be not more than 52% of the Death Benefit
Guarantee Premium for the rider or the increase.  In the second and third year following the addition of a spouse rider or an increase, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the rider or the increase.

For a spouse rider with an initial Face Amount greater than or equal to $500,000 but less than $1,000,000, during the first Contract Year after issue or following an increase in
Face Amount, the commissions will be not more than 42% of the applicable Death Benefit
Guarantee Premium. For spouse rider with an initial Face Amount greater than or equal to
$1,000,000, during the first Contract Year after issue or following an increase in Face
Amount, the commissions will be not more than 32% of the applicable Death Benefit Guarantee
Premium. In the second and third year after issue or following an increase, the commissions will equal, in general, 6% of the applicable Death Benefit Guarantee Premium.

For the first year following the addition of a child rider, the commission will be not more than 52% of the Death Benefit Guarantee Premium for the increase in Face Amount of the rider. In the second and third year following the increase, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the rider.

Legal Proceedings
---------------------------------------------------------------------------------------------

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject.  AAL/LB has been named in civil litigation proceedings relating to life insurance pricing and sales practices, which appear to be substantially similar to claims asserted in class actions brought against many other life insurers.  AAL/LB believes it has substantial defenses to these actions. In the opinion of its management, the outcome of this proceeding is not likely to have a material adverse effect upon the Variable Account or upon the ability of AAL/LB to meet its obligations under the Contracts.

Legal Matters
---------------------------------------------------------------------------------------------

Legal matters relating to the federal securities laws and state laws pertaining to the
Contracts, including our right to issue the Contracts thereunder, have been passed upon by
John C. Bjork, counsel for AAL/LB.

Experts
---------------------------------------------------------------------------------------------

The supplemental consolidated financial statements of AAL/LB (giving retroactive effect to the merger) at December 31, 2001 and for the year then ended, appearing in this
Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing and incorporated by reference elsewhere herein which, are based in part on the report of PricewaterhouseCoopers LLP, independent accountants.  The financial statements referred to above are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

The consolidated financial statements of AAL at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, appearing in this Prospectus and
Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing and incorporated by reference elsewhere herein.
The financial statements referred to above are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of LB at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of
LB Variable Insurance Account I at December 31, 2001 and for each of the three years in the period ended December 31, 2001, appearing in this Prospectus and Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their reports thereon appearing and incorporated by reference elsewhere herein.  The financial statements referred to above are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Kenneth A. Dahlberg,
FSA, MAAA, our Actuary, whose opinion is filed as an exhibit to the Registration Statement.

Financial Statements
---------------------------------------------------------------------------------------------

The financial statements of AAL and LB which are included in this Prospectus should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon the ability of AAL to meet its obligations under the
Contracts.  They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                              Report of Independent Accountants

To the Board of Directors of Lutheran Brotherhood
and Contract Owners of LB Variable Insurance Account I

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Opportunity Growth, Mid Cap Growth, World Growth,
Growth, High Yield, Income, and Money Market subaccounts of LB Variable Insurance Account I at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for the three years then ended in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of Lutheran Brotherhood's management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with auditing standards generally accepted in the United
States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, on January 1, 2002, Lutheran
Brotherhood merged with and into Aid Association for Lutherans.

[GRAPHIC OMITTED][GRAPHIC OMITTED]

March 29, 2002

                               LB Variable Insurance Account I
                                Opportunity Growth Subaccount
                                    Financial Statements
                             Statement of Assets and Liabilities
                                      December 31, 2001
ASSETS:
    Investment in LB Series Fund, Inc. - Opportunity
       Growth Portfolio 1,625,052 shares at net asset
       value of $10.21 per share (cost $18,664,711) $16,586,170
    Receivable from LB for units issued                  34,890
                                                     ----------
     Total assets                                    16,621,060
                                                     ----------
LIABILITIES:
    Payable to LB for mortality and expense
       risk charge                                        8,321
                                                     ----------
     Total liabilities                                    8,321
                                                     ----------

NET ASSETS                                          $16,612,739
                                                     ----------
                                                     ----------
Number of units outstanding                           1,501,916
                                                     ----------
                                                     ----------
Unit value (net assets divided by units outstanding)     $11.06
                                                         ------
                                                         ------

                                   Statement of Operations
                        Years Ended December 31, 2001, 2000 and 1999
                                                                          2001            2000             1999
                                                                        ----------      ----------        ----------
INVESTMENT INCOME:
    Dividend income                                                        $52,995       $        -      $         -
    Mortality and expense risk charge                                      (99,648)        (119,909)         (89,520)
                                                                        ----------       ----------       ----------
      Net investment loss                                                  (46,653)        (119,909)         (89,520)
                                                                        ----------       ----------       ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investments                                823,099          212,682          (52,389)
    Net change in unrealized appreciation or depreciation of
      investments                                                       (4,402,065)      (1,444,665)       4,192,389
                                                                        ----------         --------         --------
      Net (loss) gain on investments                                    (3,578,966)      (1,231,983)       4,140,000
                                                                        ----------       ----------         --------
      Net change in net assets resulting from operations               ($3,625,619)     ($1,351,892)      $4,050,480
                                                                        ----------       ----------         --------
                                                                        ----------       ----------         --------

                             Statement of Changes in Net Assets
                        Years Ended December 31, 2001, 2000 and 1999
                                                                           2001            2000              1999
                                                                        ----------      ----------        ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                                       ($46,653)      ($119,909)         ($89,520)
Net realized gain (loss) on investments                                    823,099         212,682           (52,389)
Net change in unrealized appreciation or depreciation of
   investments                                                          (4,402,065)     (1,444,665)        4,192,389
                                                                        ----------      ----------        ----------
    Net change in net assets resulting from operations                  (3,625,619)     (1,351,892)        4,050,480
                                                                        ----------      ----------        ----------
UNIT TRANSACTIONS:
Proceeds from units issued                                               3,781,814       4,139,827         3,534,420
Net asset value of units redeemed                                       (2,107,755)     (2,161,154)       (1,837,402)
Transfers from other subaccounts                                           570,264       1,266,984           737,538
Transfers to other subaccounts                                          (1,381,207)     (1,761,978)       (1,984,931)
                                                                        ----------      ----------        ----------
    Net change in net assets resulting from unit transactions              863,116       1,483,679           449,625
                                                                        ----------       ----------       ----------
    Net change in net assets                                            (2,762,503)        131,787         4,500,105

NET ASSETS:
Beginning of period                                                     19,375,242      19,243,455        14,743,350
                                                                        ----------      ----------        ----------
End of period                                                          $16,612,739     $19,375,242       $19,243,455
                                                                        ----------      ----------        ----------
                                                                        ----------      ----------        ----------

                               LB Variable Insurance Account I
                                  Mid Cap Growth Subaccount
                                    Financial Statements
                             Statement of Assets and Liabilities
                                      December 31, 2001
ASSETS:
    Investment in LB Series Fund, Inc. - Mid Cap
       Growth Portfolio 1,186,673 shares at net asset
       value of $13.04 per share (cost $17,437,631)   $15,472,930
    Receivable from LB for units issued                    34,855
                                                       ----------
     Total assets                                      15,507,785
                                                       ----------
LIABILITIES:
    Payable to LB for mortality and expense
     risk charge                                            7,756
                                                       ----------
     Total liabilities                                      7,756
                                                       ----------

NET ASSETS                                            $15,500,029
                                                       ----------
                                                       ----------

Number of units outstanding                             1,043,993
                                                       ----------
                                                       ----------
Unit value (net assets divided by units outstanding)       $14.85
                                                       ----------
                                                       ----------

                                   Statement of Operations
                        Years Ended December 31, 2001, 2000 and 1999
                                                                          2001             2000             1999
                                                                        ----------       ----------       ----------
INVESTMENT INCOME:
    Dividend income                                                        $56,763       $        -          $10,249
    Mortality and expense risk charge                                      (83,498)         (67,564)         (22,395)
                                                                        ----------       ----------       ----------
      Net investment loss                                                  (26,735)         (67,564)         (12,146)
                                                                        ----------       ----------       ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                                       911,933        1,023,569           65,857
    Net change in unrealized appreciation or depreciation of
      investments                                                       (3,952,217)         (80,686)       1,918,892
                                                                        ----------       ----------       ----------
      Net (loss) gain on investments                                    (3,040,284)         942,883        1,984,749
                                                                        ----------       ----------       ----------
      Net change in net assets resulting from operations               ($3,067,019)        $875,319       $1,972,603
                                                                        ----------       ----------       ----------
                                                                        ----------       ----------       ----------

                             Statement of Changes in Net Assets
                        Years Ended December 31, 2001, 2000 and 1999
                                                                           2001            2000             1999
                                                                        ----------      ----------        ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                                       ($26,735)       ($67,564)         ($12,146)
Net realized gain on investments                                           911,933       1,023,569            65,857
Net change in unrealized appreciation or depreciation of investments    (3,952,217)        (80,686)        1,918,892
                                                                        ----------      ----------        ----------
    Net change in net assets resulting from operations                  (3,067,019)        875,319         1,972,603
                                                                        ----------      ----------        ----------

UNIT TRANSACTIONS:
Proceeds from units issued                                               5,068,355       4,925,179         2,179,691
Net asset value of units redeemed                                       (1,455,330)     (1,247,098)         (393,114)
Transfers from other subaccounts                                         2,297,566       4,972,286         1,918,473
Transfers to other subaccounts                                          (1,857,154)     (2,123,403)         (696,365)
                                                                        ----------      ----------        ----------
    Net change in net assets resulting from unit transactions            4,053,437       6,526,964         3,008,685
                                                                        ----------      ----------        ----------
    Net change in net assets                                               986,418       7,402,283         4,981,288

NET ASSETS:
Beginning of period                                                     14,513,611       7,111,328         2,130,040
                                                                        ----------      ----------        ----------
End of period                                                          $15,500,029     $14,513,611        $7,111,328
                                                                        ----------      ----------        ----------
                                                                        ----------      ----------        ----------

                               LB Variable Insurance Account I
                                   World Growth Subaccount
                                    Financial Statements
                             Statement of Assets and Liabilities
                                      December 31, 2001
ASSETS:
    Investment in LB Series Fund, Inc. - World Growth
       Portfolio 1,543,579 shares at net asset value
       of $10.02 per share (cost $18,733,104)     $15,461,325
    Receivable from LB for units issued                46,552
                                                   ----------
     Total assets                                  15,507,877
                                                   ----------
LIABILITIES:
    Payable to LB for mortality and expense
       risk charge                                      7,733
                                                   ----------
     Total liabilities                                  7,733
                                                   ----------

NET ASSETS                                        $15,500,144
                                                   ----------
                                                   ----------
Number of units outstanding                         1,364,322
                                                   ----------
                                                   ----------

Unit value (net assets divided by units outstanding)   $11.36
                                                       ------
                                                       ------

                                   Statement of Operations
                        Years Ended December 31, 2001, 2000 and 1999
                                                                           2001             2000             1999
                                                                        ----------       ----------       ----------
INVESTMENT INCOME:
    Dividend income                                                        $58,737       $        -          $59,522
    Mortality and expense risk charge                                      (95,054)        (103,932)         (76,127)
                                                                        ----------       ----------       ----------
      Net investment loss                                                  (36,317)        (103,932)         (16,605)
                                                                        ----------       ----------       ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                                     1,209,073          529,249           62,289
    Net change in unrealized appreciation or depreciation of
      investments                                                       (5,108,049)      (3,574,757)       4,116,692
                                                                        ----------       ----------       ----------
      Net (loss) gain on investments                                    (3,898,976)      (3,045,508)       4,178,981
                                                                        ----------      ----------        ----------
      Net change in net assets resulting from operations               ($3,935,293)     ($3,149,440)      $4,162,376
                                                                        ----------      ------------       ----------
                                                                        ----------      ------------       ----------

                             Statement of Changes in Net Assets
                        Years Ended December 31, 2001, 2000 and 1999
                                                                           2001            2000              1999
                                                                        ----------      ----------        ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                                       ($36,317)       ($103,932)        ($16,605)
Net realized gain on investments                                         1,209,073          529,249           62,289
Net change in unrealized appreciation or depreciation of investments    (5,108,049)      (3,574,757)       4,116,692
                                                                        ----------       ----------        ----------
    Net change in net assets resulting from operations                  (3,935,293)      (3,149,440)       4,162,376
                                                                        ----------       ----------        ----------
UNIT TRANSACTIONS:
Proceeds from units issued                                               4,199,141        4,615,329        3,439,523
Net asset value of units redeemed                                       (1,887,254)      (1,773,217)      (1,415,575)
Transfers from other subaccounts                                           971,051        1,807,754        1,067,822
Transfers to other subaccounts                                          (1,213,628)      (1,250,049)     (1,146,584)
                                                                        ----------       ----------        ----------
    Net change in net assets resulting from unit transactions            2,069,310        3,399,817        1,945,186
                                                                        ----------       ----------        ----------
    Net change in net assets                                            (1,865,983)         250,377        6,107,562

NET ASSETS:
Beginning of period                                                     17,366,127       17,115,750       11,008,188
                                                                        ----------       ----------       ----------
End of period                                                          $15,500,144      $17,366,127      $17,115,750
                                                                        ----------       ----------       ----------
                                                                        ----------       ----------       ----------

                               LB Variable Insurance Account I
                                      Growth Subaccount
                                    Financial Statements
                             Statement of Assets and Liabilities
                                      December 31, 2001
ASSETS:
    Investment in LB Series Fund, Inc. - Growth
        Portfolio 5,697,686 shares at net asset value
        of $15.25 per share (cost $115,009,121)    $86,887,209
    Receivable from LB for units issued                196,963
                                                    ----------

     Total assets                                   87,084,172
                                                    ----------
LIABILITIES:
    Payable to LB for mortality and expense
        risk charge                                     44,134
                                                    ----------
     Total liabilities                                  44,134
                                                    ----------

NET ASSETS                                         $87,040,038
                                                    ----------
                                                    ----------

Number of units outstanding                          1,545,702
                                                    ----------
                                                    ----------

Unit value (net assets divided by units outstanding)    $56.31
                                                        ------
                                                        ------

                                   Statement of Operations
                        Years Ended December 31, 2001, 2000 and 1999
                                                                          2001             2000             1999
                                                                        ----------       ----------       ----------
INVESTMENT INCOME:
    Dividend income                                                       $193,893         $312,373         $317,464
    Mortality and expense risk charge                                     (536,520)        (612,696)        (435,929)
                                                                        ----------       ----------       ----------
      Net investment loss                                                (342,627)         (300,323)        (118,465)
                                                                        ----------       ----------       ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                                    18,881,433       16,696,655        6,549,782
    Net change in unrealized appreciation or depreciation of
      investments                                                      (38,652,669)     (22,381,547)      21,129,479
                                                                        ----------       ----------       ----------
      Net (loss) gain on investments                                   (19,771,236)      (5,684,892)      27,679,261
                                                                        ----------      ----------       ----------
      Net change in net assets resulting from operations              ($20,113,863)     ($5,985,215)     $27,560,796
                                                                        ----------       ----------       ----------
                                                                        ----------       ----------       ----------

                             Statement of Changes in Net Assets
                        Years Ended December 31, 2001, 2000 and 1999
                                                                          2001             2000             1999
                                                                        ----------       ----------       ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                                      ($342,627)       ($300,323)       ($118,465)
Net realized gain on investments                                        18,881,433       16,696,655        6,549,782
Net change in unrealized appreciation or depreciation of
    investments                                                        (38,652,669)     (22,381,547)      21,129,479
                                                                        ----------       ----------       ----------
    Net change in net assets resulting from operations                 (20,113,863)      (5,985,215)      27,560,796
                                                                        ----------       ----------       ----------
UNIT TRANSACTIONS:
Proceeds from units issued                                              18,724,585       19,958,770       16,165,288
Net asset value of units redeemed                                       (9,669,712)      (9,829,747)      (7,358,397)
Transfers from other subaccounts                                         5,030,554        5,597,237        5,075,221
Transfers to other subaccounts                                          (5,723,454)      (6,600,351)      (4,658,461)
                                                                        ----------       ----------       ----------
    Net change in net assets resulting from unit transactions            8,361,973        9,125,909        9,223,651
                                                                        ----------       ----------       ----------
         Net change in net assets                                      (11,751,890)       3,140,694       36,784,447

NET ASSETS:
Beginning of period                                                     98,791,928       95,651,234       58,866,787
                                                                        ----------       ----------       ----------
End of period                                                          $87,040,038      $98,791,928      $95,651,234
                                                                        ----------       ----------       ----------
                                                                        ----------       ----------       ----------

                               LB Variable Insurance Account I
                                    High Yield Subaccount
                                    Financial Statements
                             Statement of Assets and Liabilities
                                      December 31, 2001
ASSETS:
    Investment in LB Series Fund, Inc. - High Yield
        Portfolio 4,288,917 shares at net asset value
        of $5.41 per share (cost $37,326,629)             $23,198,184
    Receivable from LB for units issued                        56,405
                                                           ----------
     Total assets                                          23,254,589
                                                           ----------
LIABILITIES:
    Payable to LB for mortality and expense
       risk charge                                             11,779
                                                           ----------
     Total liabilities                                         11,779
                                                           ----------

NET ASSETS                                                $23,242,810
                                                           ----------
                                                           ----------

Number of units outstanding                                   906,566
                                                           ----------
                                                           ----------

Unit value (net assets divided by units outstanding)           $25.64
                                                               ------
                                                               ------

                                   Statement of Operations
                        Years Ended December 31, 2001, 2000 and 1999
                                                                           2001             2000             1999
                                                                        ----------       ----------       ----------
INVESTMENT INCOME:
    Dividend income                                                     $3,035,871       $3,127,503       $2,581,235
    Mortality and expense risk charge                                     (141,216)        (153,607)        (144,567)
                                                                        ----------       ----------        ----------
      Net investment income                                              2,894,655        2,973,896        2,436,668
                                                                        ----------       ----------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                                      (565,381)        (174,572)         (93,932)
    Net change in unrealized appreciation or depreciation of
      investments                                                       (3,421,198)      (8,584,676)         (98,330)
                                                                        ----------       ----------        ----------
      Net loss on investments                                           (3,986,579)      (8,759,248)        (192,262)
                                                                        ----------       ----------        ----------
      Net change in net assets resulting from operations               ($1,091,924)     ($5,785,352)      $2,244,406
                                                                        ----------       ----------        ----------
                                                                        ----------       ----------        ----------

                             Statement of Changes in Net Assets
                        Years Ended December 31, 2001, 2000 and 1999
                                                                           2001            2000             1999
                                                                        ----------      ----------        ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                   $2,894,655       $2,973,896       $2,436,668
Net realized loss on investments                                          (565,381)        (174,572)         (93,932)
Net change in unrealized appreciation or depreciation of investments    (3,421,198)      (8,584,676)         (98,330)
                                                                        ----------       ----------        ----------
    Net change in net assets resulting from operations                  (1,091,924)      (5,785,352)        2,244,406
                                                                        ----------       ----------        ----------
UNIT TRANSACTIONS:
Proceeds from units issued                                               5,162,974        5,491,857        5,885,711
Net asset value of units redeemed                                       (2,671,612)      (2,351,863)      (2,467,938)
Transfers from other subaccounts                                         1,198,503        1,303,119        1,043,017
Transfers to other subaccounts                                          (1,729,545)      (2,539,429)      (2,092,866)
                                                                        ----------       ----------        ----------
    Net change in net assets resulting from unit transactions            1,960,320        1,903,684        2,367,924
                                                                        ----------       ----------        ----------
    Net change in net assets                                            868,396          (3,881,668)       4,612,330

NET ASSETS:
Beginning of period                                                     22,374,414       26,256,082       21,643,752
                                                                        ----------       ----------        ----------
End of period                                                          $23,242,810      $22,374,414       $26,256,082
                                                                        ----------       ----------        ----------
                                                                        ----------       ----------        ----------

                               LB Variable Insurance Account I
                                      Income Subaccount
                                    Financial Statements
                             Statement of Assets and Liabilities
                                      December 31, 2001
ASSETS:
    Investment in LB Series Fund, Inc. - Income
        Portfolio 1,608,358 shares at net asset
        value of $9.80 per share (cost $15,681,243)       $15,760,076
    Receivable from LB for units issued                        39,976
                                                           ----------
     Total assets                                          15,800,052
                                                           ----------
LIABILITIES:
    Payable to LB for mortality and expense
        risk charge                                             7,943
                                                           ----------
     Total liabilities                                          7,943
                                                           ----------

NET ASSETS                                                $15,792,109
                                                           ----------
                                                           ----------
Number of units outstanding                                   555,472
                                                           ----------
                                                           ----------
Unit value (net assets divided by units outstanding)           $28.43
                                                               ------
                                                               ------

                                   Statement of Operations
                        Years Ended December 31, 2001, 2000 and 1999
                                                                           2001            2000             1999
                                                                        ----------      ----------        ----------
INVESTMENT INCOME:
    Dividend income                                                       $854,871        $718,486          $547,610
    Mortality and expense risk charge                                      (84,448)        (62,844)          (53,884)
                                                                        ----------       ----------        ----------
      Net investment income                                                770,423          655,642          493,726
                                                                        ----------       ----------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investments                                  5,079          (16,976)          (4,072)
    Net change in unrealized appreciation or depreciation of investments    87,905          370,215         (716,966)
                                                                        ----------       ----------        ----------
      Net gain (loss) on investments                                        92,984          353,239         (721,038)
                                                                        ----------       ----------        ----------
      Net change in net assets resulting from operations                  $863,407       $1,008,881        ($227,312)
                                                                        ----------       ----------        ----------
                                                                        ----------       ----------        ----------

                             Statement of Changes in Net Assets
                        Years Ended December 31, 2001, 2000 and 1999
                                                                           2001            2000              1999
                                                                        ----------      ----------        ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                     $770,423         $655,642         $493,726
Net realized gain (loss) on investments                                      5,079          (16,976)          (4,072)
Net change in unrealized appreciation or depreciation of investments        87,905          370,215         (716,966)
                                                                        ----------       ----------        ----------
    Net change in net assets resulting from operations                     863,407        1,008,881         (227,312)
                                                                        ----------       ----------        ----------
UNIT TRANSACTIONS:
Proceeds from units issued                                               3,553,220        2,510,872        2,527,978
Net asset value of units redeemed                                       (1,564,999)        (984,079)        (874,220)
Transfers from other subaccounts                                         2,397,799          673,554          804,414
Transfers to other subaccounts                                          (1,301,269)      (1,011,878)        (660,783)
                                                                        ----------       ----------        ----------
    Net change in net assets resulting from unit transactions            3,084,751        1,188,469        1,797,389
                                                                        ----------       ----------        ----------
    Net change in net assets                                             3,948,158        2,197,350        1,570,077

NET ASSETS:
Beginning of period                                                     11,843,951        9,646,601        8,076,524
                                                                        ----------       ----------        ----------
End of period                                                          $15,792,109      $11,843,951       $9,646,601
                                                                        ----------       ----------       ----------
                                                                        ----------       ----------       ----------

                               LB Variable Insurance Account I
                                   Money Market Subaccount
                                    Financial Statements
                             Statement of Assets and Liabilities
                                      December 31, 2001
ASSETS:
    Investment in LB Series Fund, Inc. - Money
        Market Portfolio 5,508,324 shares at net
        asset value of $1.00 per share (cost $5,508,324)  $5,508,324
    Receivable from LB for units issued                       30,564
                                                          ----------

     Total assets                                          5,538,888
                                                          ----------
LIABILITIES:
    Payable to LB for mortality and expense
        risk charge                                            2,787
                                                          ----------
     Total liabilities                                         2,787
                                                          ----------

NET ASSETS                                                $5,536,101
                                                          ----------
                                                          ----------
Number of units outstanding                                2,671,411
                                                          ----------
                                                          ----------
Unit value (net assets divided by units outstanding)           $2.07
                                                              ------
                                                              ------

                                   Statement of Operations
                        Years Ended December 31, 2001, 2000 and 1999
                                                                           2001            2000              1999
                                                                        ----------      ----------        ----------
INVESTMENT INCOME:
    Dividend income                                                       $176,137         $196,093         $119,820
    Mortality and expense risk charge                                      (28,371)        (19,422)          (14,795)
                                                                        ----------       ----------        ----------
      Net investment income                                               $147,766         $176,671         $105,025
                                                                        ----------       ----------        ----------
                                                                        ----------       ----------        ----------

                             Statement of Changes in Net Assets
                        Years Ended December 31, 2001, 2000 and 1999
                                                                           2001            2000             1999
                                                                        ----------      ----------        ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                     $147,766         $176,671         $105,025
                                                                        ----------       ----------       ----------

UNIT TRANSACTIONS:
Proceeds from units issued                                               2,571,203        2,026,453        1,471,111
Net asset value of units redeemed                                       (1,003,205)        (449,784)        (319,482)
Transfers from other subaccounts                                         2,692,972        2,071,666        1,878,756
Transfers to other subaccounts                                          (2,699,199)      (3,042,789)      (1,821,767)
                                                                        ----------       ----------       ----------
    Net change in net assets resulting from unit transactions            1,561,771          605,546        1,208,618
                                                                        ----------       ----------       ----------
    Net change in net assets                                             1,709,537          782,217        1,313,643

NET ASSETS:
Beginning of period                                                      3,826,564        3,044,347        1,730,704
                                                                        ----------       ----------       ----------
End of period                                                           $5,536,101       $3,826,564       $3,044,347
                                                                        ----------       ----------       ----------
                                                                        ----------       ----------       ----------

                               LB Variable Insurance Account I
                                Notes to Financial Statements
(1) ORGANIZATION
   The LB Variable Insurance Account I (the Variable Account), is registered as a unit investment trust under the Investment Company Act of 1940, and is a separate account of
Lutheran Brotherhood (LB). LB offers financial services to Lutherans and is a fraternal benefit society owned by and operated for its members. The Variable Account contains seven subaccounts -Opportunity Growth, Mid Cap Growth, World Growth, Growth, High Yield, Income
and Money Market - each of which invests in a corresponding portfolio of the LB Series
Fund, Inc. (the Fund). The Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

   Effective January 1, 2002, Lutheran Brotherhood has merged with and into Aid Association for Lutherans (AAL). The Variable Account operates as a separate account of the merged organization.

   The Variable Account is used to fund flexible premium variable life ("Variable Universal
Life") insurance contracts issued by LB. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of LB. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by LB.

(2) SIGNIFICANT ACCOUNTING POLICIES
Investments
   The investments in shares of the Fund are stated at the net asset value of the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes
   LB qualifies as a tax-exempt organization under the Internal Revenue Code.  Accordingly, no provision for income taxes has been charged against the Variable Account. LB reserves the right to charge for taxes in the future.

Other
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS
   Proceeds received by the Variable Account from units issued represent gross contract premiums received by LB less deductions for sales distribution expenses of 5% of the gross contract premium. Total deductions from gross contract premiums received were $2,355,718,
$2,381,703 and $1,933,347 in 2001, 2000 and 1999, respectively.

   A monthly charge is deducted from the cash value of the contract by LB for the cost of insurance, insurance administration of the contract and the cost of any optional benefits added by riders. This charge is deducted by redeeming units of the subaccounts of the
Variable Account. Total monthly charges were $14,118,589, $11,563,902 and $9,667,175 in
2001, 2000 and 1999, respectively.

   A daily charge is deducted from the value of the net assets of the Variable Account to compensate LB for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 0.60% of the average daily net assets of the Variable
Account. Mortality and expense risk charges of $1,068,755, $1,139,974 and $837,222 were deducted in 2001, 2000 and 1999, respectively.

   A decrease charge is deducted from the cash value of the contract to compensate LB for certain selling and administrative expenses if: (1) within the first fifteen years a contract is in force, it is surrendered or lapses, or (2) a contract owner requests a decrease in the face amount either within the first fifteen years a contract is in force, or within fifteen years after a requested increase in face amount. The decrease charge remains at a level amount during the first five years of the applicable fifteen year period, and then is reduced on a monthly basis by equal amounts until the decrease charge is zero after fifteen years. This charge is deducted by redeeming units of the subaccounts of the Variable Account. Decrease charges of $812,751, $512,857 and $454,890 were deducted in 2001, 2000 and 1999, respectively.

                               LB Variable Insurance Account I
                          Notes to Financial Statements (continued)

(4) UNIT ACTIVITY
   Transactions in units (including transfers among subaccounts) were as follows:

                                                            Subaccounts
                           -----------------------------------------------------------------------------------------
                           Opportunity      Mid Cap        World                  High                       Money
                              Growth        Growth        Growth      Growth      Yield        Income        Market
                             --------      --------      --------    --------    --------     --------      --------
Units outstanding at
   December 31, 1998        1,286,265       191,826       845,510    1,133,612     701,657     323,972       950,537
   Units issued               423,333       339,460       357,318      398,108     236,071     148,858     1,985,875
   Units redeemed            (385,611)     (100,715)     (216,915)    (241,804)   (162,953)    (75,534)   (1,333,582)
                           ----------    ----------    ----------    ---------  ----------   ---------    ----------

Units outstanding at
   December 31, 1999        1,323,987       430,571       985,913    1,289,916     774,775     397,296     1,602,830
   Units issued               405,786       563,004       437,714      371,750     233,546     138,679     2,196,733
   Units redeemed            (302,353)     (213,772)     (223,815)    (251,536)   (172,720)    (91,504)   (1,891,414)
                           ----------    ----------    ----------    ---------  ----------  ----------    ----------

Units outstanding at
   December 31, 2000        1,427,420       779,803     1,199,812    1,410,130     835,601     444,471     1,908,149
   Units issued               434,054       538,357       464,913      440,812     261,945     228,261     2,704,001
   Units redeemed            (359,558)     (274,167)     (300,403)    (305,240)   (190,980)   (117,260)   (1,940,739)
                           ----------    ----------    ----------    ---------  ----------   ---------    ----------
Units outstanding at
   December 31, 2001        1,501,916     1,043,993     1,364,322    1,545,702     906,566     555,472     2,671,411
                           ----------    ----------    ----------    ---------  ----------   ---------    ----------
                           ----------    ----------    ----------    ---------  ----------   ---------    ----------

(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the LB Series
Fund, Inc. were as follows:
                                                            Subaccounts
                           -------------------------------------------------------------------------------------
                           Opportunity   Mid Cap     World                   High                        Money
                              Growth     Growth      Growth      Growth      Yield         Income        Market
                             --------   --------    --------    --------    --------      --------      --------
For the year ended
   December 31, 1999
   Purchases               $1,679,894  $3,403,920  $2,327,757  $16,968,193   $5,889,351   $2,604,475    $2,901,518
   Sales                    1,324,341     447,740     411,662    1,755,082    1,080,429      311,124     1,651,932

For the year ended
   December 31, 2000
   Purchases               $2,357,048  $8,516,018  $4,063,707  $27,457,074   $5,888,056   $2,316,088    $3,488,029
   Sales                    1,008,316   1,451,865     323,751    2,475,810    1,057,092      470,318     2,690,900

For the year ended
   December 31, 2001
   Purchases               $2,811,943  $6,029,786  $3,908,494   $30,067,003  $5,869,410   $4,280,423    $3,762,855
   Sales                    1,026,789   1,026,571     575,339    2,519,344      999,647      448,147     2,077,492

(6) UNIT VALUES
A summary of unit values and units outstanding for variable universal life policies and the expense ratios, excluding expenses of the underlying fund portfolios, for the year ended
December 31, 2001, follows.
                                                            Subaccounts
                            ---------------------------------------------------------------------------
                           Opportunity    Mid Cap    World                 High                Money
                             Growth       Growth    Growth     Growth      Yield     Income    Market
                            --------     --------  --------    -------    -------   --------   --------

Units                       1,501,916   1,043,993  1,364,322  1,545,702   906,566    555,472   2,671,411
Beginning Unit Value           $13.57      $18.61     $14.47     $70.06    $26.78     $26.65       $2.01
Ending Unit Value              $11.06      $14.85     $11.36     $56.31    $25.64     $28.43       $2.07
Net Assets (in millions)        $16.6       $15.5      $15.5      $87.0     $23.2      $15.8        $5.5
Expenses as a % of Average
   Net Assets(a)                0.60%       0.60%      0.60%      0.60%     0.60%      0.60%       0.60%
Total Return                 (18.51)%    (20.23)%   (21.51)%   (19.62)%   (4.18)%      6.73%       3.38%

(a) For the year ending December 31, excluding the effect of the expenses of the underlying fund Portfolios and charges made directly to contract holder accounts through the redemption of units.

Comment on Financial Statements of AAL/LB, AAL and LB
------------------------------------------------------------------------------------------

On January 1, 2002, LB merged with and into AAL. The following pages include the audited supplemental consolidated financial statements of AAL/LB as of and for the one-year period ended December 31, 2001, in accordance with accounting principles generally accepted in the
United States of America, giving retroactive effect to the merger. Also included are the separate financial statements of AAL and LB as of and for the three years in the period ending December 31, 2001. We represent that there would be no need for a significant adjustment if we were to instead show those separate financial statements as combined financial statements for the same period based on a pooling of interests basis. The financial statements of AAL and LB included in this Prospectus should be considered as bearing only upon the ability of AAL to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

Aid Association for Lutherans/Lutheran Brotherhood

Supplemental Consolidated Financial Statements

Year Ended December 31, 2001

Report of Independent Auditors

The Board of Directors
Aid Association for Lutherans/Lutheran Brotherhood

We have audited the supplemental consolidated balance sheet of Aid Association for Lutherans/Lutheran Brotherhood (AAL/LB) (formed as a result of the merger of Lutheran Brotherhood (LB) with and into Aid Association for Lutherans (AAL)) as of December 31, 2001, and the related supplemental consolidated statement of income, changes in members' equity and cash flows for the year then ended. The supplemental consolidated financial statements give retroactive effect to the merger of LB with and into AAL on January 1, 2002, which has been accounted for using the pooling of interests method as described in the notes to the supplemental consolidated financial statements. These supplemental financial statements are the responsibility of the management of AAL/LB. Our responsibility is to express an opinion on these supplemental financial statements based on our audits. We did not audit the financial statements of LB which statements reflect total assets constituting 49% for 2001 of the related supplemental consolidated financial statement totals, which reflect total revenues constituting 44% of the related supplemental consolidated financial statement totals for the year then ended, and which reflect net income constituting approximately (3)% of the related supplemental consolidated financial statement totals for the year then ended. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to data included for LB, is based solely on the report of the other auditors.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the report of other auditors, the supplemental financial statements referred to above present fairly, in all material respects, the consolidated financial position of AAL/LB at December 31, 2001, and the consolidated results of its operations and its cash flows for the year then ended, after giving retroactive effect to the merger of LB with and into AAL as described in the notes to the supplemental consolidated financial statements, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP

Milwaukee, Wisconsin
March 1, 2002

                                          Aid Association for Lutherans/Lutheran Brotherhood
                                                Supplemental Consolidated Balance Sheet
                                                           December 31, 2001
                                                             (In millions)

Assets
     Investments:
         Securities available for sale, at fair value
              Fixed maturities                                                                         $     21,101
              Equity securities                                                                               1,584
         Fixed maturities held to maturity, at amortized cost                                                 1,757
         Mortgage loans                                                                                       5,698
         Real estate                                                                                            121
         Certificate loans                                                                                    1,276
         Short-term investments                                                                                 325
         Other invested assets                                                                                  414
                                                                                                           ---------
     Total investments                                                                                       32,276

     Cash and cash equivalents                                                                                1,303
     Accrued investment income                                                                                  346
     Deferred acquisition costs                                                                               1,934
     Assets held in separate accounts                                                                         9,777
     Other assets                                                                                               261
                                                                                                           ---------
Total Assets                                                                                           $     45,897
                                                                                                           =========

Liabilities and Members' Equity
     Certificate liabilities and accruals:
         Future certificate benefits                                                                   $     10,047
         Unpaid claims and claim expenses                                                                       167
                                                                                                           ---------
         Total certificate liabilities and accruals                                                          10,214

     Certificateholder funds                                                                                 19,339
     Amounts due to brokers                                                                                     662
     Liabilities related to separate accounts                                                                 9,726
     Other liabilities                                                                                          609
                                                                                                           ---------
Total Liabilities                                                                                            40,550

Members' Equity
     Retained earnings                                                                                        5,142
     Accumulated other comprehensive income                                                                     205
                                                                                                           ---------
Total Members' Equity                                                                                         5,347
                                                                                                           ---------
Total Liabilities and Members' Equity                                                                  $     45,897
                                                                                                           =========

                                                        See accompanying notes.

                                          Aid Association for Lutherans/Lutheran Brotherhood
                                             Supplemental Consolidated Statement of Income
                                                     Year Ended December 31, 2001
                                                             (In millions)

Revenue
     Insurance premiums                                                                                  $    1,266
     Insurance charges                                                                                          544
     Net investment income                                                                                    2,136
     Net realized investment gains                                                                               16
     Mutual fund and other revenue                                                                              188
                                                                                                           ---------
Total revenue                                                                                                 4,150

Benefits and expenses
     Certificate claims and other benefits                                                                      865
     Increase in certificate reserves                                                                           778
     Interest credited                                                                                        1,113
     Surplus refunds                                                                                            344
                                                                                                           ---------
     Total benefits                                                                                           3,100

     Underwriting, acquisition and insurance expenses                                                           546
     Amortization of deferred acquisition costs                                                                 168
     Fraternal benefits and expenses                                                                            201
                                                                                                           ---------
     Total expenses                                                                                             915
                                                                                                           ---------
Total benefits and expenses                                                                                   4,015
                                                                                                           ---------

Net income                                                                                                $     135
                                                                                                           =========

                                                        See accompanying notes.

                                          Aid Association for Lutherans/Lutheran Brotherhood
                                   Supplemental Consolidated Statement of Changes in Members' Equity
                                                     Year Ended December 31, 2001
                                                             (In millions)

                                                                                        Accumulated
                                                                                            other             Total
                                                                       Retained         comprehensive       members'
                                                                       earnings             income           Equity
                                                                      ----------        -------------      -----------

Balance at January 1, 2001                                           $    5,007         $        69         $   5,076
Comprehensive income
    Net income                                                              135                   -               135
    Change in unrealized gains/losses
       on securities available for sale                                       -                 136               136
                                                                                                           -----------

Total comprehensive income                                                                                        271
                                                                      ----------        -------------      -----------
Balance at December 31, 2001                                          $   5,142          $      205         $   5,347
                                                                      ==========        =============      ===========

                            See accompanying notes.

                                          Aid Association for Lutherans/Lutheran Brotherhood
                                           Supplemental Consolidated Statement of Cash Flows
                                                     Year Ended December 31, 2001
                                                             (In millions)

Operating Activities:
     Net Income                                                                                         $      135
     Adjustments to reconcile net income to net cash
        provided by operating activities:
     Increase in certificate liabilities and accruals                                                          717
     Increase in certificateholder funds                                                                       965
     Increase in deferred acquisition costs                                                                    (64)
     Realized gains on investments                                                                             (16)
     Provisions for amortization                                                                                39
     Changes in other assets and liabilities                                                                    69
                                                                                                           ---------
Net cash provided by operating activities                                                                    1,845

Investing Activities:
     Securities available for sale:
         Purchases - fixed maturities                                                                      (21,159)
         Sales, maturities and calls - fixed maturities                                                     20,139
         Purchases - equities                                                                               (1,274)
         Sales - equities                                                                                    1,029
     Securities held to maturity:
         Purchases                                                                                            (185)
         Maturities and calls                                                                                  382
     Mortgage loans funded                                                                                    (926)
     Mortgage loans repaid                                                                                     564
     Certificate loans, net                                                                                    (27)
     Other                                                                                                    (105)
                                                                                                           ---------
     Net cash used in investing activities                                                                  (1,562)

Financing Activities:
     Universal life and investment contract receipts                                                         1,437
     Universal life and investment contract withdrawals                                                     (1,366)
                                                                                                           ---------
     Net cash provided by financing activities                                                                  71
                                                                                                           ---------
Net increase in cash and cash equivalents                                                                      354
Cash and cash equivalents, beginning of year                                                                   949
                                                                                                           ---------
Cash and cash equivalents, end of year                                                                   $   1,303
                                                                                                           =========

                                                        See accompanying notes.

Aid Association for Lutherans/Lutheran Brotherhood
Notes to Supplemental Consolidated Financial Statements
December 31, 2001

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations
On January 1, 2002, Lutheran Brotherhood (LB) completed a merger with and into Aid Association for Lutherans (AAL). The merged organization will begin operating by a new name as soon as possible after the new name is approved by its members and appropriate regulators. In the meantime, the legal name of the organization is AAL, although it does business by the trade name Aid Association for Lutherans/Lutheran Brotherhood (AAL/LB). AAL/LB provides its members with life insurance and retirement products (both fixed and variable), disability income and long-term care insurance nationwide as well as Medicare supplement insurance in most states. AAL/LB members are served by district representatives across the country and are offered ancillary services through various AAL/LB subsidiaries and affiliates.

Basis of Presentation
The accompanying supplemental consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The merger has been accounted for as a pooling of interests transaction, and as such the supplemental consolidated financial statements include AAL's and LB's financial information as if LB had always been part of AAL. The supplemental consolidated financial statements give retroactive effect to the merger of LB with and into AAL and will become the historical financial statements upon issuance of financial statements for the period that includes the date of the merger.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Consolidation
The supplemental consolidated financial statements include the accounts of AAL, its wholly-owned subsidiary, AAL Holdings Inc., which is the parent company of a broker-dealer, bank, and a real estate development company, as well as the accounts of LB, its wholly-owned subsidiary, Lutheran Brotherhood Financial Corporation, which is the parent company of Lutheran Brotherhood Variable Insurance Products Company, a stock life insurance company; an investment adviser; a broker-dealer; a property and casualty insurance agency; a federal savings bank holding company; and a federal savings bank. All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the supplemental consolidated financial statements are summarized as follows:

Investments
Investments in fixed maturities are classified as available for sale or held to maturity according to the holder's intent. Securities classified in the available for sale category are carried at fair value and consist of those securities which AAL/LB intends to hold for an indefinite period of time but not necessarily to maturity. Securities in the held to maturity category are carried at amortized cost and consist of those which AAL/LB has both the ability and the positive intent to hold to maturity.

On January 1, 2001, AAL/LB adopted Financial Accounting Standards Board Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities". Statement No. 133 requires AAL/LB to recognize all derivative instruments on the balance sheet at fair value. Because of AAL/LB's minimal involvement with derivative instruments, Statement No. 133 did not have a material effect on the net income or retained earnings of AAL/LB. However, as allowed by Statement No. 133, as of January 1, 2001, AAL/LB transferred $871,000,000 of its held to maturity securities to the available for sale category. The effect of this transfer on accumulated other comprehensive income is described in Note 2.

Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs (DAC), are reported as unrealized gains or losses directly in members' equity as comprehensive income and, accordingly, have no effect on net income. The DAC offsets to the unrealized gains or losses represent valuation adjustments of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The cost of fixed maturity investments classified as available for sale and as held to maturity is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method. That amortization or accretion is included in net investment income.

Mortgage loans generally are stated at their outstanding unpaid principal balances. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the property. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Certificate loans are generally valued at the aggregate unpaid balances. Other investments, consisting primarily of real estate joint ventures, are valued on the equity basis.

All investments are carried net of allowances for declines in value that are other than temporary; the changes in those reserves are reported as realized gains or losses on investments.

Realized gains and losses on the sale of investments and declines in value considered to be other than temporary are recognized in the Supplemental Consolidated Statement of Income.

Securities loaned under AAL/LB's securities lending agreement are stated in the Supplemental Consolidated Balance Sheet at amortized cost or fair market value, consistent with AAL/LB's classifications of such securities as held to maturity or available for sale. AAL/LB measures the fair value of securities loaned against the collateral received on a daily basis. Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and certificate issue expenses. For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Amortization of acquisition costs for other certificates is charged to expense in proportion to premium revenue recognized.

Certificate Liabilities and Accruals
Reserves for future certificate benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values. Reserves for future certificate benefits for non-participating life insurance are also net level reserves, computed using assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for future certificate benefits for universal life insurance and deferred annuities consist of certificate account balances before applicable surrender charges.

Reserves for health certificates are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care certificates, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health certificates. These reserves are based on past experience and applicable morbidity tables. Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Separate Accounts
Separate account assets and liabilities reported in the accompanying Supplemental Consolidated Balance Sheet represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the certificateholder, rather than AAL/LB, bears the investment risk. Fees charged on separate account certificateholder deposits are included in insurance charges. Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Supplemental Consolidated Balance Sheet. Operating results of the separate accounts are not included in the Supplemental Consolidated Statement of Income.

Insurance Premiums and Charges
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to certificate account balances and benefits incurred in excess of certificate account balances. Certain profits on limited payment certificates are deferred and recognized over the certificate term.

For health certificates, gross premiums are prorated over the contract term of the certificates with the unearned premium included in the certificate reserves.

Surplus Refunds
Surplus refunds are recognized over the certificate year and are reflected in the Supplemental Consolidated Statement of Income. The majority of life insurance certificates, except for universal life and term certificates, begin to receive surplus refunds at the end of the second certificate year. Surplus refunds are not currently being paid on interest-sensitive and health insurance certificates. Surplus refund scales are approved annually by AAL/LB's Board of Directors.

Fraternal Benefits
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to AAL/LB's fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, as well as various programs and church grants. Expenses, such as those necessary to maintain the branch system, are also included.

Mutual Fund and Other Revenue
Mutual fund and other revenue consists primarily of concessions and investment advisory fees of AAL/LB's broker-dealer and investment advisor subsidiaries.

Income Taxes
AAL/LB, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by AAL/LB is generally exempt from taxation. AAL/LB's wholly-owned subsidiary and its subsidiaries are subject to federal and state taxation; however, the resulting income taxes are not material to AAL/LB's supplemental consolidated financial statements.

Note 2. Investments

AAL/LB's investments in available for sale securities and held to maturity securities are summarized as follows:

                                                                         Gross          Gross       Estimated
                                                        Amortized     Unrealized     Unrealized       Fair
                                                          Cost           Gains         Losses         Value
                                                        ---------      ---------      ---------     ---------
                                                                             (In Millions)
Available for sale securities at
   December 31, 2001:
   Fixed maturity securities:
     Loan-backed obligations of U.S.
     Government corporations
       and agencies                                    $   5,334       $     57       $    (19)     $   5,372
       U.S. Treasury securities and non-
     Loan-backed obligations of U.S.
     Government corporations and
     Agencies                                                670             28             (2)           696
     Corporate and other bonds                            11,888            318           (204)        12,043
     Mortgage & asset-backed securities                    2,965             84            (18)         2,990
                                                        ---------      ---------      ---------     ---------
     Total fixed maturity securities                      20,857            487           (243)        21,101
   Equity securities                                       1,554            242           (212)         1,584
                                                        ---------      ---------      ---------     ---------
Total                                                  $  22,411        $   729       $   (455)     $  22,685
                                                        =========      =========      =========     =========

Held to maturity securities at
   December 31, 2001:
   Fixed maturity securities:
     U.S. Treasury securities and
      non-loan-backed obligations
      of U.S. Government
      Corporations and agencies                        $      16       $       1     $      -      $       17
     Corporate bonds                                       1,741             52             (8)         1,785
                                                        ---------      ---------      ---------     ---------
Total                                                  $   1,757       $     53       $     (8)     $   1,802
                                                        =========      =========      =========     =========

Note 2.  Investments (Continued)

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Available for Sale               Held to Maturity
                                                   ---------------------           --------------------
                                                 Amortized          Fair         Amortized          Fair
                                                   Cost             Value           Cost            Value
                                                 ---------        ---------      ---------       ---------
                                                                         (In Millions)
Due in one year or less                          $    714          $   727         $   108        $   111
Due after one year through five years               5,234            5,336            771             781
Due after five years through ten years              4,579            4,622            587             611
Due after ten years                                 2,031            2,054            291             299
                                                 ---------        ---------      ---------       ---------
Total fixed maturity securities
  excluding mortgage and
  asset-backed bonds                               12,558           12,739          1,757           1,802
Loan-backed obligations of U.S.
  Government corporations and
  agencies                                          5,334            5,372             -                -
Mortgage and asset-backed securities                2,965            2,990             -                -
                                                 ---------        ---------      ---------       ---------
Total fixed maturity securities                 $  20,857          $21,101         $  1,757      $  1,802
                                                 =========        =========      =========       =========

Major categories of AAL/LB's investment income for the year ended December 31, 2001, are summarized as follows (in millions):

Fixed maturity securities                                                                     $    1,487
Equity securities                                                                                     29
Mortgage loans                                                                                       446
Investment real estate                                                                                32
Certificate loans                                                                                     86
Other invested assets                                                                                114
                                                                                                  --------
Gross investment income                                                                            2,194
Investment expenses                                                                                   58
                                                                                                  --------
Net investment income                                                                          $   2,136
                                                                                                  ========

Note 2. Investments (Continued)

AAL/LB's realized gains and losses on investments for the year ended December 31, 2001, are summarized as follows
(in millions):

Securities available for sale:
    Fixed maturity securities:
      Gross realized gains                                                                      $    210
      Gross realized losses                                                                         (221)
    Equity securities:
      Gross realized gains                                                                           134
      Gross realized losses                                                                         (134)
Other investments, net                                                                                27
                                                                                                  --------
Net realized investment gains                                                                   $     16
                                                                                                  ========

Net unrealized gains/losses on securities available for sale credited directly to members' equity as accumulated other comprehensive income at December 31, 2001, were as follows (in millions):

Fair value adjustment to available for sale securities                                           $   271
Decrease in deferred acquisition costs                                                               (66)
                                                                                                  --------
Net unrealized gains on available for sale securities                                            $   205
                                                                                                  ========

The change in accumulated other comprehensive income due to unrealized gains/losses on securities available for sale for the year ended December 31, 2001, is as follows (in millions):

Fixed maturity securities available for sale                                                     $   396
Effect of transfer of held to maturity securities to
    available for sale (Note 1)                                                                       18
Equity securities available for sale                                                                (203)
Deferred acquisition costs                                                                           (75)
                                                                                                  --------
                                                                                                  $  136
                                                                                                  ========

The net change in unrealized gains/losses on securities available for sale is reported net of the reclassification adjustment for the year ended December 31, 2001, as follows (in millions):

Unrealized gains/losses on securities
  available for sale                                                                             $   187
    Less:  reclassification adjustment for realized
      gains included in net income                                                                    51
                                                                                                  --------
Change in unrealized gains/losses on
  securities available for sale                                                                  $   136
                                                                                                  ========

Note 2.  Investments (Continued)

AAL/LB invests in mortgage loans, principally involving commercial real estate.  Such investments consist of first mortgage liens on completed income producing properties.  AAL/LB manages its investments in mortgage loans to limit credit risk by diversifying among various geographic regions and property types. The carrying values of mortgage loans were as follows as of December 31, 2001 (in millions):

Mortgage loans:
   Residential and commercial                                                                   $   5,097
   Loans to Lutheran Churches                                                                         683
                                                                                                  --------
      Total mortgage loans                                                                      $   5,780
                                                                                                  ========

The following table presents changes in the allowance for credit losses for the year ended December 31, 2001 (in millions):

Balance at beginning of year                                                                     $     89
Provisions for credit losses (credit)                                                                  (7)
                                                                                                  --------
Balance at end of year                                                                           $     82
                                                                                                  ========

AAL/LB's investment in mortgage loans includes $96,000,000 of loans that are considered to be impaired at December
31, 2001, for which the related allowance for credit losses are $15,000,000 at December 31, 2001. The average recorded investment in impaired loans during the year ended December 31, 2001, was $103,000,000. AAL/LB recorded interest income, using the accrual method, on impaired loans of $7,000,000 for 2001.

Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs for the year ended December 31, 2001, are as follows (in millions):

Balance at beginning of year                                                                     $  1,945
Capitalization of acquisition costs                                                                   232
Acquisition costs amortized                                                                          (168)
Change in unrealized investment gains/losses                                                          (75)
                                                                                                  --------
Balance at end of year                                                                            $ 1,934
                                                                                                  ========

Note 4.  Retirement and Savings Plans and Postretirement Benefits Other Than Pensions

AAL/LB offers noncontributory defined retirement plans to substantially all home office and field employees.
Additionally, AAL/LB provides postretirement benefits in the form of health and life insurance for substantially all retired home office and field personnel.

The following tables set forth the amounts recognized in the supplemental consolidated financial statements and the plans' funding status at December 31, 2001 (in millions):

                                                                   Retirement Plans         Other Benefits
                                                                   -----------------        --------------
Projected benefit obligation for services rendered to date            $    478                 $   67
Plan assets at fair value                                                  453                      -
                                                                      --------               --------
Funded (unfunded) status of the plan                                   $   (25)                $  (67)
                                                                      ========               ========
Accrued liability included in consolidated balance sheets                $   7                  $  56

The following summarizes certain assumptions included in the preceding schedules for the year ended December 31,
2001:

                                                                   Retirement Plans         Other Benefits
                                                                   -----------------        --------------
Discount rate                                                           7.0-7.5%                   7.5%
Expected return on plan assets                                          8.5-9.0%                   -
Rate of compensation increase                                           5.0%                       -
Health care trend rate                                                 -                           6.0%

                                                                   Retirement Plans         Other Benefits
                                                                   -----------------        --------------
                                                                              (In millions)
Benefit cost                                                       $         6             $        8
Employer contributions                                                       3                      2
Employee contributions                                                      -                       1
Benefits paid                                                               19                      3

At December 31, 2001, $151,000,000 of the retirement plans assets were held on deposit with AAL/LB and invested primarily in corporate bonds and mortgage loans through a deposit administration fund, which is part of the general assets of AAL/LB. The related retirement liability of $156,000,000 at December 31, 2001 is included in future certificate benefits in the Supplemental Consolidated Balance Sheet.

AAL/LB also has noncontributory defined contribution retirement plans (as defined under Internal Revenue Code section 401(k)) which cover substantially all home office and field employees and a noncontributory non-qualified deferred compensation plan which covers certain of it general agents.

Note 4. Retirement and Savings Plans and Postretirement Benefits Other Than Pensions (Continued)

At December 31, 2001, approximately $152,000,000 of the defined contribution retirement plans' assets were held by AAL/LB and the remaining plan assets were held in separate trusts. An accrued liability of $152,000,000 was included in future certificate benefits at December 31, 2001 for the portion of plan assets held by AAL/LB. Expenses related to the defined contribution retirement plans for the year ended December 31, 2001 were $15,000,000. Accumulated vested deferred compensation benefits at December 31, 2001 totaled $71,000,000, and are included in other liabilities.

Note 5. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. Effective January 1, 2001, the National Association of Insurance Commissioner's (NAIC) adopted a revised Accounting Practices and Procedures Manual. Wisconsin and Minnesota insurance laws and regulations define the NAIC manual as the prescribed method of accounting. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternals.

The more significant differences in the GAAP-basis financial statements from the statutory-basis financial statements are as follows: (a) investments in bonds are reported at amortized cost or at fair value with unrealized holding gains and losses reported as a separate component of members' equity, depending on their designation at purchase as held to maturity or available for sale, respectively, rather than being valued based on the bond's NAIC rating; (b) certain acquisition costs of new business are deferred and amortized rather than being charged to operations as incurred; (c) the liabilities for future certificate benefits and expenses are based on reasonably conservative estimates of expected mortality, interest, withdrawals and future maintenance and settlement expenses rather than using statutory rates for mortality and interest; (d) certain assets, principally costs in excess of net assets acquired, furniture, equipment and agents' debit balances are reported as assets rather than being charged to members' equity and excluded from the balance sheets; (e) the interest maintenance reserve and asset valuation reserve are reported as part of members' equity rather than as a liability; and (f) revenues for universal life and investment-type contracts include mortality, expense and surrender charges levied against the certificateholders' accounts rather than including as revenues the premiums received on these certificates. Expenses include interest added to the certificateholders' accounts rather than reserve changes related to the investment portion of these policies.

Summarized separate company statutory-basis financial information for AAL and LB on an unconsolidated basis is as follows (in millions):

                                                                              December 31, 2001
                                                                       AAL                       LB
                                                                     ---------               ----------
Assets                                                              $  22,435                 $  16,821
                                                                     =========               ==========

Liabilities                                                         $  20,565                 $  15,697
Unassigned funds                                                        1,870                     1,124
                                                                     ---------               ----------
Total liabilities and unassigned funds                              $  22,435                 $  16,821
                                                                     =========               ==========

Note 5.  Synopsis of Statutory Financial Results (Continued)

                                                                        Year ended December 31, 2001
                                                                        AAL                      LB
                                                                     ---------               ----------
Gain (loss) from operations before net realized capital losses       $    101                 $     (61)
Net realized capital (losses)                                             (36)                      (19)
                                                                     ---------               ----------
   Net gain (loss) from operations                                         65                       (80)
Total other changes                                                       (11)                      (14)
                                                                     ---------               ----------
Net change in unassigned surplus                                     $     54                 $     (94)
                                                                     =========               ==========

AAL and LB are in compliance with the statutory surplus requirements of all states.

Note 6. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Cash and Cash Equivalents
The carrying amounts reported in the accompanying Supplemental Consolidated Balance Sheet for these instruments approximate their fair values.

Investment Securities
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue. The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Certificate Loans
The carrying amounts reported in the accompanying Supplemental Consolidated Balance Sheet for these loans are considered to be reasonable estimates of their fair value.

Separate Accounts
The carrying amounts reported for separate account assets and liabilities approximate their respective fair values.

Financial Liabilities
The fair values for AAL/LB's liabilities under investment-type contracts, such as deferred annuities, variable annuities, and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. These amounts are included in certificateholder funds in the accompanying Supplemental Consolidated Balance Sheet.

Note 6. Fair Value of Financial Instruments (Continued)

The carrying value and estimated fair value of AAL/LB's financial instruments at December 31, 2001, are as follows (in millions):

                                       Carrying               Estimated
                                         Value               Fair Value
                                       ---------             ----------
Financial Assets:
   Fixed maturities                  $   22,858           $   22,903
   Equity securities                      1,584                1,584
   Mortgage loans                         5,698                5,968
   Cash and cash equivalents              1,303                1,303
   Certificate loans                      1,276                1,276
   Separate account assets                9,777                9,777

Financial Liabilities:
   Deferred annuities                    10,175               10,119
   Separate account liabilities           9,726                9,726
   Other                                  1,408                1,404

Note 7. Commitments and Contingent Liabilities

AAL/LB is involved in various lawsuits and contingencies that have arisen from the normal conduct of business. Also, AAL/LB has been named in civil litigation proceedings alleging inappropriate life insurance sales practices by AAL/LB, which appear to be similar to claims asserted in class actions brought against many other life insurers. These matters are sometimes referred to as market conduct lawsuits. AAL/LB believes it has substantial defenses to these actions and intends to assert them in the courts where the actions were filed. While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of AAL/LB.

Contingent liabilities arising from litigation, tax and other matters are not considered material in relation to the financial position of AAL/LB. AAL/LB has not made any provision in the consolidated financial statements for liabilities, if any, that might ultimately result from these contingencies.

Under terms of guarantee of a letter of credit issued by local banks, AAL/LB is obligated to advance a maximum of $45,000,000 if a local civic organization is unable to make timely payments on its debt secured by a letter of credit from the local banks. AAL/LB's guarantee is secured by the civic organization's assets which include all funds held by the organization to support the debt and the organization's building. AAL/LB would acquire these assets in the event of default.

Aid Association for Lutherans
Consolidated Financial Statements
Years ended December 31, 2001, 2000 and 1999

Report of Independent Auditors

The Board of Directors
Aid Association for Lutherans/Lutheran Brotherhood

We have audited the accompanying consolidated balance sheets of Aid Association for Lutherans (AAL) as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in certificateholders' surplus and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of AAL's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of AAL at December 31, 2001 and 2000, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young

Milwaukee, Wisconsin

January 23, 2002

                                                     Aid Association for Lutherans
                                                      Consolidated Balance Sheets

                                                                                            December 31
                                                                                   2001                   2000
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                          (In Millions)
Assets
     Investments:
       Securities available for sale, at fair value
         Fixed maturities                                                       $  13,177              $  11,281
         Equity securities                                                            916                    825
       Fixed maturities held to maturity, at amortized cost                         1,757                  2,810
     Mortgage loans                                                                 3,445                  3,092
     Real estate                                                                       31                     45
       Certificate loans                                                              510                    501
       Other invested assets                                                           58                     67
---------------------------------------------------------------------------------------------------------------------------------------
       Total investments                                                           19,894                 18,621

     Cash and cash equivalents                                                        350                    200
     Accrued investment income                                                        211                    222
     Deferred acquisition costs                                                       755                    764
     Assets held in separate accounts                                               2,132                  2,164
     Other assets                                                                     136                    141
---------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                    $  23,478              $  22,112
=======================================================================================================================================

Liabilities and Certificateholders' Surplus
     Certificate liabilities and accruals:
       Future certificate benefits                                              $   3,447             $    3,210
       Unpaid claims and claim expenses                                               100                    119
---------------------------------------------------------------------------------------------------------------------------------------
       Total certificate liabilities and accruals                                   3,547                  3,329

     Certificateholder funds                                                       14,755                 13,819
     Liabilities related to separate accounts                                       2,132                  2,164
     Other liabilities                                                                179                    176
---------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                  20,613                 19,488

Certificateholders' Surplus
     Accumulated surplus                                                            2,730                  2,591
     Accumulated other comprehensive income                                           135                     33
---------------------------------------------------------------------------------------------------------------------------------------
Total Certificateholders' Surplus                                                   2,865                  2,624
Total Liabilities and Certificateholders' Surplus                               $  23,478              $  22,112
=======================================================================================================================================

                                                        See accompanying notes.

                                                     Aid Association for Lutherans
                                                   Consolidated Statements of Income

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Revenue
     Insurance premiums                                                       $  503           $  470          $  419
     Insurance charges                                                           330              318             307
     Net investment income                                                     1,353            1,330           1,266
     Net realized investment gains                                                24               94             103
     Mutual fund and other revenue                                                98              110              96
---------------------------------------------------------------------------------------------------------------------------------------
Total revenue                                                                  2,308            2,322           2,191

Benefits and expenses
     Certificate claims and other benefits                                       453              431             383
     Increase in certificate reserves                                            240              197             184
     Interest credited                                                           859              840             809
     Surplus refunds                                                             114              120             115
---------------------------------------------------------------------------------------------------------------------------------------
     Total benefits                                                            1,666            1,588           1,491

     Underwriting, acquisition and insurance expenses                            314              282             269
     Amortization of deferred acquisition costs                                   70               96              86
     Fraternal benefits and expenses                                             119              128             119
---------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                              503              506             474
Total benefits and expenses                                                    2,169            2,094           1,965
Net income                                                                    $  139           $  228          $  226
=======================================================================================================================================

See accompanying notes.

                                                     Aid Association for Lutherans
                                   Consolidated Statements of Changes in Certificateholders' Surplus

                                                                                        Accumulated
                                                                                           other                 Total
                                                                   Accumulated         comprehensive      certificateholders'
                                                                      surplus          income (loss)            surplus
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                       (In Millions)

Balance at January 1, 1999                                           $  2,137              $   411             $  2,548
     Comprehensive loss
       Net income                                                         226                    -                  226
       Change in unrealized gains/losses
       on securities available for sale*                                    -                 (420)                (420)
     Total comprehensive loss                                                                                      (194)
---------------------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 1999                                            2,363                   (9)               2,354
     Comprehensive income
       Net income                                                         228                    -                  228
       Change in unrealized gains/losses
       on securities available for sale*                                    -                   42                   42
     Total comprehensive income                                                                                     270
---------------------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 2000                                            2,591                   33                2,624
     Comprehensive income
       Net income                                                         139                    -                  139
       Change in unrealized gains/losses
       on securities available for sale*                                    -                  102                  102
     Total comprehensive income                                                                                     241
---------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001                                         $  2,730             $    135             $  2,865
=======================================================================================================================================

* Net change in unrealized gains/losses on securities available for sale is reported net of reclassification adjustment calculated as follows:
                                                                        2001                 2000                  1999
---------------------------------------------------------------------------------------------------------------------------------------
Unrealized gains/losses on
     securities available for sale                                     $  161               $  214              $  (237)
Less: reclassification adjustment for
     realized gains included in net income                                 59                  172                  183
---------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized gains/losses
     on securities available for sale                                  $  102                $  42              $  (420)
=======================================================================================================================================

                                                        See accompanying notes.

                                                     Aid Association for Lutherans
                                                 Consolidated Statements of Cash Flows

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Operating Activities:
     Net Income                                                             $    139         $    228        $    226
     Adjustments to reconcile net income to net cash
     provided by operating activities:
     Increase in certificate liabilities and accruals                            218              221             157
     Increase in certificateholder funds                                         773              505             487
     Increase in deferred acquisition costs                                      (41)             (17)            (24)
     Realized gains on investments                                               (24)             (94)           (103)
     Provisions for amortization                                                  15               18              19
     Changes in other assets and liabilities                                      10              (12)             (1)
---------------------------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                      1,090              849             761

Investing Activities:
     Securities available for sale:
       Purchases - fixed maturities                                           (6,733)          (3,518)         (3,839)
       Sales - fixed maturities                                                4,339            1,625           1,449
       Maturities and calls - fixed maturities                                 1,621              790             972
       Purchases - equities                                                     (948)            (768)           (580)
       Sales - equities                                                          743              732             636
     Securities held to maturity:
       Purchases                                                                (185)            (156)            (82)
       Maturities and calls                                                      382              616             730
     Mortgage loans funded                                                      (613)            (184)           (249)
     Mortgage loans repaid                                                       267              266             266
     Certificate loans, net                                                       (9)              (7)              6
     Other                                                                        33              (74)            (41)
---------------------------------------------------------------------------------------------------------------------------------------
     Net cash used in investing activities                                    (1,103)            (678)           (732)

Financing Activities:
     Universal life and investment contract receipts                           1,220            1,045           1,028
     Universal life and investment contract withdrawals                       (1,057)          (1,259)         (1,046)
---------------------------------------------------------------------------------------------------------------------------------------
     Net cash provided by (used in) financing activities                         163             (214)            (18)
Net increase (decrease) in cash and cash equivalents                             150              (43)             11
Cash and cash equivalents, beginning of year                                     200              243             232
---------------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year                                        $  350           $  200          $  243
=======================================================================================================================================

See accompanying notes.

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations
On January 1, 2002, Aid Association for Lutherans (AAL) completed a merger with Lutheran Brotherhood, a Minnesota-domiciled fraternal benefit society (see Note 8). AAL provides its members with life insurance and retirement products (both fixed and variable), disability income and long-term care insurance nationwide as well as Medicare supplement insurance in most states. AAL members are served by district representatives across the country and are offered ancillary services through various AAL subsidiaries and affiliates. Mutual funds are offered to members by AAL Capital Management Corporation (CMC), and banking and trust services are available to members and the general public by AAL Bank & Trust, FSB (AALBT). CMC and AALBT are wholly-owned by AAL Holdings Inc., AAL's wholly-owned subsidiary.

Basis of Presentation
The accompanying consolidated financial statements of AAL and its wholly-owned subsidiary have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Consolidation
The consolidated financial statements include the accounts of AAL, its wholly-owned subsidiary, AAL Holdings Inc., and its wholly-owned subsidiaries, including CMC, AALBT and North Meadows Investment Ltd. All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments
Investments in fixed maturities are classified as available for sale or held to maturity according to the holder's intent. Securities classified in the available for sale category are carried at fair value and consist of those securities which AAL intends to hold for an indefinite period of time but not necessarily to maturity. Securities in the held to maturity category are carried at amortized cost and consist of those which AAL has both the ability and the positive intent to hold to maturity.

On January 1, 2001, AAL adopted Financial Accounting Standards Board Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities". Statement No. 133 requires AAL to recognize all derivative instruments on the balance sheet at fair value. Because of AAL's minimal involvement with derivative instruments, Statement No. 133 did not have a material effect on the net income or accumulated surplus of AAL. However, as allowed by Statement No. 133, as of January 1, 2001, AAL transferred $871,000,000 of its held to maturity securities to the available for sale category. The effect of this transfer on accumulated other comprehensive income is described in Note 2.

Note 1. Nature of Operations and Significant Accounting Policies (continued)

Investments (continued)
Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs (DAC), are reported as unrealized gains or losses directly in certificateholders' surplus as comprehensive income and, accordingly, have no effect on net income. The DAC offsets to the unrealized gains or losses represent valuation adjustments of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The cost of fixed maturity investments classified as available for sale and as held to maturity is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method. That amortization or accretion is included in net investment income.

Mortgage loans generally are stated at their outstanding unpaid principal balances. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the property. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Certificate loans are generally valued at the aggregate unpaid balances. Other investments, consisting of limited partnerships, are valued on the equity basis.

All investments are carried net of allowances for declines in value that are other than temporary; the changes in those reserves are reported as realized gains or losses on investments.

Realized gains and losses on the sale of investments and declines in value considered to be other than temporary are recognized in the Consolidated Statements of Income on the specific identification basis.

Securities loaned under AAL's securities lending agreement are stated in the Consolidated Balance Sheets at amortized cost or fair market value, consistent with AAL's classifications of such securities as held to maturity or available for sale. AAL measures the fair value of securities loaned against the collateral received on a daily basis. Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and certificate issue expenses. For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Amortization of acquisition costs for other certificates is charged to expense in proportion to premium revenue recognized.

Note 1. Nature of Operations and Significant Accounting Policies (continued)

Certificate Liabilities and Accruals
Reserves for future certificate benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values. Reserves for future certificate benefits for non-participating life insurance are also net level reserves, computed using assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation. Interest assumptions generally range from 2.5% to 4.0% for participating life insurance and from 7.5% to 9.6% for non-participating life insurance.

Reserves for future certificate benefits for universal life insurance and deferred annuities consist of certificate account balances before applicable surrender charges. The average interest rate credited to account balances in 2001 was 7.0% for universal life, 5.5% for portfolio-average deferred annuities, and ranged from 4.6% to 6.9% for investment generation deferred annuities.

Reserves for health certificates are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care certificates, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health certificates. These reserves are based on past experience and applicable morbidity tables. Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Separate Accounts
Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the certificateholder, rather than AAL, bears the investment risk. Fees charged on separate account certificateholder deposits are included in insurance charges. Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Consolidated Balance Sheets. Operating results of the separate accounts are not included in the Consolidated Statements of Income.

Insurance Premiums and Charges
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to certificate account balances and benefits incurred in excess of certificate account balances. Certain profits on limited payment certificates are deferred and recognized over the certificate term.

For health certificates, gross premiums are prorated over the contract term of the certificates with the unearned premium included in the certificate reserves.

Note 1. Nature of Operations and Significant Accounting Policies (continued)

Surplus Refunds
Surplus refunds are recognized over the certificate year and are reflected in the Consolidated Statements of Income. The majority of life insurance certificates, except for universal life and term certificates, begin to receive surplus refunds at the end of the second certificate year. Surplus refunds are not currently being paid on interest-sensitive and health insurance certificates. Surplus refund scales are approved annually by AAL's Board of Directors.

Fraternal Benefits
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to AAL's fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, as well as various programs and church grants. Expenses, such as those necessary to maintain the branch system, are also included.

Mutual Fund and Other Revenue
Mutual fund and other revenue consists primarily of concessions and investment advisory fees of CMC.

Income Taxes
AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by AAL is generally exempt from taxation. AAL's wholly-owned subsidiary and its subsidiaries are subject to federal and state taxation; however, the resulting income taxes are not material to AAL's consolidated financial statements.

Reclassifications
Certain 2000 and 1999 amounts have been reclassified to conform with their 2001 presentation.

Note 2. Investments

AAL's investments in available for sale securities and held to maturity securities are summarized as follows:

                                                                                      Gross         Gross        Estimated
                                                                      Amortized    Unrealized    Unrealized        Fair
                                                                        Cost          Gains        Losses          Value
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                          (In Millions)
Available for sale securities at
     December 31, 2001:
     Fixed maturity securities:
       Loan-backed obligations of U.S.
           Government corporations and agencies                     $   3,253     $     25       $    (14)      $   3,264
     Obligations of other governments,
           states and political subdivisions                               43            3              -              46
       Corporate bonds                                                  7,434          169            (90)          7,513
       Mortgage & asset-backed securities                               2,303           66            (15)          2,354
---------------------------------------------------------------------------------------------------------------------------------------
       Total fixed maturity securities                                 13,033          263           (119)         13,177
     Equity securities                                                    896          146           (126)            916
---------------------------------------------------------------------------------------------------------------------------------------
Total                                                               $  13,929      $   409        $  (245)       $ 14,093
=======================================================================================================================================

Held to maturity securities at
     December 31, 2001:
     Fixed maturity securities:
       U.S. Treasury securities and
           non-loan-backed obligations of
           U.S. Government corporations and
           agencies                                               $        16     $      1      $       -      $       17
       Corporate bonds                                                  1,741           52             (8)          1,785
---------------------------------------------------------------------------------------------------------------------------------------
Total                                                              $    1,757      $    53       $     (8)       $  1,802
=======================================================================================================================================

Note 2.  Investments (continued)

                                                                                      Gross         Gross        Estimated
                                                                      Amortized    Unrealized    Unrealized        Fair
                                                                        Cost          Gains        Losses          Value
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                          (In Millions)
Available for sale securities at
     December 31, 2000:
     Fixed maturity securities:
       Loan-backed obligations of U.S.
          Government corporations and agencies                       $  2,431     $     14       $    (23)     $    2,422
       Obligations of other governments,
       states and political subdivisions                                   17            -              -              17
       Corporate bonds                                                  7,216           91           (224)          7,083
       Mortgage & asset-backed securities                               1,734           31             (6)          1,759
---------------------------------------------------------------------------------------------------------------------------------------
       Total fixed maturity securities                                 11,398          136           (253)         11,281
     Equity securities                                                    696          175            (46)            825
---------------------------------------------------------------------------------------------------------------------------------------
Total                                                                 $12,094      $   311        $  (299)      $  12,106
=======================================================================================================================================

Held to maturity securities at
     December 31, 2000:
     Fixed maturity securities:
       U.S. Treasury securities and
           non-loan-backed obligations of
           U.S. Government corporations and
           agencies                                                 $     143    $       7     $        -     $       150
       Loan-backed obligations of U.S. Government
           corporations and agencies                                      107            2              -             109
       Obligations of other governments,
           states and political subdivisions                               39            -              -              39
       Corporate bonds                                                  2,214           53            (21)          2,246
       Mortgage & asset-backed securities                                 307            6             (1)            312
---------------------------------------------------------------------------------------------------------------------------------------
Total                                                                $  2,810     $     68       $    (22)     $    2,856
=======================================================================================================================================

Note 2.  Investments (continued)

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2001, by contractual maturity, are shown below.  Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                    Available for Sale                Held to Maturity
---------------------------------------------------------------------------------------------------------------------------------------
                                                                 Amortized          Fair           Amortized          Fair
                                                                   Cost             Value            Cost             Value
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                        (In Millions)
Due in one year or less                                          $    572       $    580         $    108         $    111
Due after one year through five years                               3,899          3,959              771              781
Due after five years through ten years                              2,668          2,679              587              611
Due after ten years                                                   338            341              291              299
---------------------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities excluding
     mortgage and asset-backed bonds                                7,477          7,559            1,757            1,802
Loan-backed obligations of U.S. Government
     corporations and agencies                                      3,253          3,264                -                -
Mortgage and asset-backed securities                                2,303          2,354                -                -
---------------------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                   $13,033        $13,177          $ 1,757          $ 1,802
=======================================================================================================================================

Major categories of AAL's investment income are summarized as follows:

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Fixed maturity securities                                                    $   998          $ 1,001        $    942
Equity securities                                                                 13               21              13
Mortgage loans                                                                   265              259             270
Investment real estate                                                             8               10              11
Certificate loans                                                                 36               35              35
Other invested assets                                                             41               13               5
---------------------------------------------------------------------------------------------------------------------------------------
Gross investment income                                                        1,361            1,339           1,276
Investment expenses                                                                8                9              10
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        $ 1,353          $ 1,330         $ 1,266
=======================================================================================================================================

Note 2.  Investments (continued)

AAL's realized gains and losses on investments are summarized as follows:

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Securities available for sale:
     Fixed maturity securities:
       Gross realized gains                                                  $    96         $     17        $     14
       Gross realized losses                                                     (90)             (45)            (18)
     Equity securities:
       Gross realized gains                                                      101              171             152
       Gross realized losses                                                    (102)             (76)            (62)
Other investments, net                                                            19               27              17
---------------------------------------------------------------------------------------------------------------------------------------
Net realized investment gains                                                $    24          $    94         $   103
=======================================================================================================================================

Net unrealized gains/losses on securities available for sale credited directly to certificateholders' surplus as accumulated other comprehensive income (loss) were as follows:

                                                                                            December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Fair value adjustment to available for sale securities                       $   164          $    12         $   (90)
Increase (decrease) in deferred acquisition costs                                (29)              21              81
---------------------------------------------------------------------------------------------------------------------------------------
Net unrealized gains (losses) on available for
     sale securities                                                         $   135          $    33        $     (9)
=======================================================================================================================================

The change in accumulated other comprehensive income (loss) due to unrealized gains/losses on securities available for sale is as follows:

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Fixed maturity securities available for sale                                $    243         $    257        $   (527)
Effect of transfer of held to maturity securities to
     available for sale (Note 1)                                                  18                -               -
Equity securities available for sale                                            (109)            (155)             (9)
Deferred acquisition costs                                                       (50)             (60)            116
---------------------------------------------------------------------------------------------------------------------------------------
                                                                            $    102        $      42        $   (420)
=======================================================================================================================================

Note 2.  Investments (continued)

AAL invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income producing properties. AAL manages its investments in mortgage loans to limit credit risk by diversifying among various geographic regions and property types as follows as of December 31, 2001:

                                                                                        Principal           Percent
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                              (In Millions)
Geographic Region:
     South Atlantic                                                                     $  1,091                30.9
     Pacific                                                                               1,018                28.8
     Midwest                                                                                 813                23.1
     Other                                                                                   605                17.2
---------------------------------------------------------------------------------------------------------------------------------------
     Total Mortgage Loans                                                               $  3,527               100.0
=======================================================================================================================================

Property Type:
     Industrial                                                                         $  1,062                30.1
     Office                                                                                  799                22.7
     Retail                                                                                  452                12.8
     Residential                                                                             340                 9.6
     Church                                                                                  288                 8.2
     Other                                                                                   586                16.6
---------------------------------------------------------------------------------------------------------------------------------------
     Total Mortgage Loans                                                              $   3,527               100.0
=======================================================================================================================================

The following table presents changes in the allowance for credit losses:

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Balance at January 1                                                          $   89           $  107          $  118
Provisions for credit losses (credit)                                             (7)             (18)            (11)
---------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31                                                        $   82          $    89          $  107
=======================================================================================================================================

AAL's investment in mortgage loans includes $96,000,000 and $109,000,000 of loans that are considered to be impaired at December 31,
2001 and 2000, respectively, for which the related allowance for credit losses are $15,000,000 and $16,000,000 at December 31, 2001 and 2000, respectively. The average recorded investment in impaired loans during the years ended December 31, 2001, 2000, and 1999, was $103,000,000, $134,000,000, and $192,000,000, respectively. AAL recorded interest income, using the accrual method, on impaired loans of $7,000,000, $8,000,000 and $14,000,000 for 2001, 2000 and 1999, respectively.

Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs are as follows:
                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Balance at beginning of year                                                  $  764           $  807          $  667
Acquisition costs deferred:
     Commissions                                                                  79               83              81
     Other costs                                                                  32               30              29
---------------------------------------------------------------------------------------------------------------------------------------
     Total deferred                                                              111              113             110
Acquisition costs amortized                                                      (70)             (96)            (86)
---------------------------------------------------------------------------------------------------------------------------------------
Increase in deferred acquisition costs                                            41               17              24
Change related to unrealized gains/losses on
     fixed maturity investments recorded
     directly to certificateholders' surplus as
     comprehensive income (loss)                                                 (50)             (60)            116
---------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                         (9)             (43)            140
Balance at end of year                                                        $  755           $  764          $  807
=======================================================================================================================================

Note 4.  Retirement and Savings Plans and Postretirement Benefits Other Than Pensions

AAL offers a noncontributory defined retirement plan and a contributory savings plan to substantially all home office and field employees.  The savings plan is defined under the Internal Revenue Code section 401(k) as a profit sharing plan that allows participant contributions on a before-tax basis as well as an after-tax basis.  AAL also provides postretirement benefits in the form of health and life insurance for substantially all retired home office and field personnel.

The following tables set forth the amounts recognized in AAL's financial statements and the plans' funding status.

                                                                     Retirement Plans                 Other Benefits
                                                                                         December 31
                                                                   2001            2000            2001          2000
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                       (In Millions)
Projected benefit obligation for services
     rendered to date                                            $  317          $  298          $   67        $   63
Plan assets at fair value                                           302             330               -             -
---------------------------------------------------------------------------------------------------------------------------------------
Funded (unfunded) status of the plan                              $ (15)         $   32         $   (67)      $   (63)
=======================================================================================================================================
Accrued liability included in
     consolidated balance sheets                                 $   12          $   10          $   56        $   50

Note 4.  Retirement and Savings Plans and Postretirement Benefits Other Than Pensions (continued)

The following summarizes certain assumptions included in the preceding schedule:

                                                                     Retirement Plans                Other Benefits
                                                                  ----------------------          ---------------------

                                                                                   Years Ended December 31
                                                               2001       2000       1999       2001       2000      1999
---------------------------------------------------------------------------------------------------------------------------------------
Discount rate                                                   7.5%       7.5%      7.5%       7.5%       7.5%      7.5%
Expected return on plan assets                                  9.0        9.0       9.0        -          -         -
Rate of compensation increase                                   5.0        5.0       5.0        -          -         -
Health care trend rate                                          -          -         -          6.0        6.0       6.0

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Savings Plan
     Benefit cost                                                              $   -            $   -           $   -
     Employer contributions                                                        6                5               5
     Employee contributions                                                       20               19              18
     Benefits paid                                                                17               25              18

Retirement Plans
     Benefit cost                                                              $   2            $   -           $   4
     Employer contributions                                                        -                -               -
     Employee contributions                                                        -                -               -
     Benefits paid                                                                13               11              11

Other Benefits
     Benefit cost                                                              $   8            $   9           $   4
     Employer contributions                                                        2                3               -
     Employee contributions                                                        1                1               -
     Benefits paid                                                                 3                4               2

Note 5. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. Prior to January 1, 2001, "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the National Association of Insurance Commissioner's ("NAIC") Accounting Practices and Procedures Manual and a variety of other NAIC publications. "Permitted" statutory accounting practices encompassed all accounting practices that were not prescribed. Effective January 1, 2001, the NAIC adopted a revised Accounting Practices and Procedures Manual that was updated in a process referred to as Codification. Wisconsin insurance laws and regulations define the NAIC manual as the prescribed method of accounting. The revised NAIC manual has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that AAL uses to prepare its statutory-basis financial statements. The cumulative effect of changes in accounting principles due to Codification on AAL's statutory-basis capital and surplus as of January 1, 2001, was an increase of $25,000,000.

The more significant differences in the GAAP-basis financial statements from the statutory-basis financial statements are as follows: (a) investments in bonds are reported at amortized cost or at fair value with unrealized holding gains and losses reported as a separate component of certificateholders' surplus, depending on their designation at purchase as held to maturity or available for sale, respectively, rather than being valued based on the bond's NAIC rating; (b) certain acquisition costs of new business are deferred and amortized rather than being charged to operations as incurred; (c) the liabilities for future certificate benefits and expenses are based on reasonably conservative estimates of expected mortality, interest, withdrawals and future maintenance and settlement expenses rather than using statutory rates for mortality and interest; (d) certain assets, principally costs in excess of net assets acquired, furniture, equipment and agents' debit balances are reported as assets rather than being charged to certificateholders' surplus and excluded from the balance sheets; (e) the interest maintenance reserve and asset valuation reserve are reported as part of certificateholders' surplus rather than as a liability; and (f) revenues for universal life and investment-type contracts include mortality, expense and surrender charges levied against the certificateholders' accounts rather than including as revenues the premiums received on these certificates. Expenses include interest added to the certificateholders' accounts rather than reserve changes related to the investment portion of these policies. Summarized statutory-basis financial information for AAL on an unconsolidated basis is as follows:

                                                                                            December 31
                                                                                      2001              2000
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Assets                                                                            $   22,435        $   21,502
=======================================================================================================================================

Liabilities                                                                       $   20,565        $   19,685
Unassigned funds                                                                       1,870             1,817
---------------------------------------------------------------------------------------------------------------------------------------
Total liabilities and unassigned funds                                            $   22,435        $   21,502
=======================================================================================================================================

Note 5.  Synopsis of Statutory Financial Results (continued)

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Premium income and certificate proceeds                                     $  1,719         $  1,639        $  1,651
Net investment income                                                          1,335            1,321           1,256
Other income                                                                      59               66              66
---------------------------------------------------------------------------------------------------------------------------------------
     Total income                                                              3,113            3,026           2,973

Certificateholders' benefits                                                   1,393            1,566           1,292
Reserve increase                                                                 887              503             583
Interest & adjustments on certificates and
     deposit-type contracts                                                       68               42              37
Surplus refunds                                                                  112              121             117
Commissions and operating costs                                                  418              411             402
Other                                                                            134              280             374
---------------------------------------------------------------------------------------------------------------------------------------
Total benefits and expenses                                                    3,012            2,923           2,805

Net gain from operations                                                         101              103             168
Net realized capital gains (losses)                                              (36)              66              88
---------------------------------------------------------------------------------------------------------------------------------------
     Net income                                                             $     65         $    169        $    256
=======================================================================================================================================

AAL is in compliance with the statutory surplus requirements of all states.

Note 6. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Cash and Cash Equivalents
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these instruments approximate their fair values.

Investment Securities
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue. The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Note 6. Fair Value of Financial Instruments (continued)

Certificate Loans
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these loans are considered to be reasonable estimates of their fair value.

Separate Accounts
The fair values for separate account assets are based on quoted market prices.

Financial Liabilities
The fair values for AAL's liabilities under investment-type contracts, such as deferred annuities, variable annuities, and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. These amounts are included in certificateholder funds in the accompanying Consolidated Balance Sheets.

The carrying value and estimated fair value of AAL's financial instruments are as follows:

                                                                        2001                              2000
---------------------------------------------------------------------------------------------------------------------------------------
                                                             Carrying          Estimated        Carrying         Estimated
                                                               Value          Fair Value          Value         Fair Value
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                      (In Millions)
Financial Assets:
     Fixed maturities                                       $  14,934          $  14,979        $  14,091         $  14,137
     Equity securities                                            916                916              825               825
     Mortgage loans                                             3,445              3,529            3,092             3,393
     Cash and cash equivalents                                    350                350              200               200
     Certificate loans                                            510                510              501               501
     Separate account assets                                    2,132              2,132            2,164             2,164

Financial Liabilities:
     Deferred annuities                                         7,718              7,699            7,398             7,368
     Separate account liabilities                               2,132              2,132            2,164             2,164
     Other                                                        795                791              723               719

Note 7. Contingent Liabilities

AAL is involved in various lawsuits and contingencies that have arisen from the normal conduct of business. Contingent liabilities arising from litigation, tax and other matters are not considered material in relation to the financial position of AAL. AAL has not made any provision in the consolidated financial statements for liabilities, if any, that might ultimately result from these contingencies.

Under terms of guarantee of a letter of credit issued by local banks, AAL is obligated to advance a maximum of $45,000,000 if a local civic organization is unable to make timely payments on its debt secured by a letter of credit from the local banks. AALguarantee is secured by the civic organization's assets which include all funds held by the organization to support the debt and the organization's building. AAL would acquire these assets in the event of default.

Note 8. Subsequent Event

On January 1, 2002, AAL completed a merger with Lutheran Brotherhood, a Minnesota-domiciled fraternal benefit society, pursuant to an agreement and plan of merger dated June 27, 2001. The merger will be accounted for as a pooling of interests transaction, and as such, future consolidated financial statements will include Lutheran Brotherhood's financial data as if Lutheran Brotherhood had always been part of AAL.

The following unaudited pro forma combined financial data is presented for informational purposes only. It is not necessarily indicative of the results of operations or of the financial position that would have occurred had the merger been completed during the periods or as of the date for which the pro forma data is presented. It is also not necessarily indicative of the combined company's future results of operations or financial position.

Unaudited Pro forma Combined Statements of Income Data (in millions):

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
Revenue                                                                      $  4,150        $  4,144        $  3,944
Net income                                                                        135             356             373

Unaudited Pro forma Combined Balance Sheet Data (in millions):

                                                                                            December 31
                                                                                      2001              2000
---------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                       $  45,895        $  44,835
Total certificateholders' surplus                                                      5,343            5,076
--------------------------------------------------------------------------------------------------------------------------------------

[PricewaterhouseCoopers LLP Logo]

PricewaterhouseCoopers LLP
650 Third Avenue South
Suite 1300
Minneapolis MN 55402-4333
Telephone (612) 596 6000
Facsimile (612) 373 7160

Report of Independent Accountants

To the Board of Directors and Members of
Aid Association for Lutherans/Lutheran Brotherhood:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, of members' equity and of cash flows present fairly, in all material respects, the financial position of Lutheran Brotherhood (the Society) and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Society's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 14 to the financial statements, on January 1, 2002, Lutheran Brotherhood merged with and into Aid Association for Lutherans.

/s/PricewaterhouseCoopers LLP

March 1, 2002

                                                         Lutheran Brotherhood
                                                      Consolidated Balance Sheet
                                                      December 31, 2001 and 2000
                                                         (Dollars in millions)

Assets                                                                                                  2001           2000
Investments:
   Fixed income securities available for sale, at fair value                                         $   7,924     $   7,374
   Equity securities available for sale, at fair value                                                     668           722
Mortgage loans                                                                                           2,253         2,236
Real estate                                                                                                 90            65
Loans to contractholders                                                                                   766           748
Short-term investments                                                                                     325           290
Other invested assets                                                                                      330           223
                                                                                                      --------      --------

     Total investments                                                                                  12,356        11,658

Cash and cash equivalents                                                                                  953           749
Deferred policy acquisition costs                                                                        1,179         1,181
Investment income due and accrued                                                                          135           137
Other assets                                                                                               151           156
Separate account assets                                                                                  7,645         8,842
                                                                                                      --------      --------

     Total assets                                                                                     $ 22,419      $ 22,723
                                                                                                      --------      --------

                      Liabilities and Members' Equity
Liabilities:
   Contract reserves                                                                                 $   6,489     $   5,988
   Contractholder funds                                                                                  4,584         4,484
   Benefits in the process of payment                                                                       67            63
   Dividends payable                                                                                       111           117
   Amounts due to brokers                                                                                  660           413
   Other liabilities                                                                                       432           364
   Separate account liabilities                                                                          7,594         8,842
                                                                                                      --------      --------

     Total liabilities                                                                                  19,937        20,271
                                                                                                      --------      --------

Members' equity:
   Accumulated other comprehensive income                                                                   70            36
   Retained earnings                                                                                     2,412         2,416
                                                                                                      --------      --------

     Total members' equity                                                                               2,482         2,452
                                                                                                      --------      --------

     Total liabilities and members' equity                                                             $22,419       $22,723
                                                                                                      ========      ========

                        The accompanying notes are an integral part of these consolidated financial statements.

                                                         Lutheran Brotherhood
                                                 Consolidated Statement of Operations
                                         For the years ended December 31, 2001, 2000 and 1999
                                                         (Dollars in millions)

                                                                                          2001           2000          1999
Revenues:
   Premiums                                                                             $   724        $   667       $   618
   Net investment income                                                                    783            799           748
   Net realized investment (losses) gains                                                    (8)            16            87
   Contract charges                                                                         214            211           189
   Annuity considerations and other income                                                  129            129           111
                                                                                       --------       --------      --------

     Total revenues                                                                       1,842          1,822         1,753

Benefits and other deductions:
   Net additions to contract reserves                                                       538            462           420
   Contractholder benefits                                                                  666            643           612
   Dividends                                                                                230            230           217
   Commissions and operating expenses                                                       236            223           213
   Amortization of deferred policy acquisition costs                                         98             48            66
   Fraternal activities                                                                      82             79            77
                                                                                       --------       --------      --------

     Total benefits and other deductions                                                  1,850          1,685         1,605
                                                                                       --------       --------      --------

Income (loss) before income taxes                                                            (8)           137           148
Provision for (Benefit from) income taxes                                                    (4)             9             1
                                                                                       --------       --------      --------

Net income (loss)                                                                      $     (4)       $   128       $   147
                                                                                       ========       ========      ========

                        The accompanying notes are an integral part of these consolidated financial statements.

                                                         Lutheran Brotherhood
                                               Consolidated Statement of Members' Equity
                                         For the years ended December 31, 2001, 2000 and 1999
                                                         (Dollars in millions)

                                                                           Accumulated Other
                                                                      Comprehensive Income (Loss)
                                                                      ---------------------------
                                                                                      Unrealized
                                                                      Unrealized     Gains/Losses                      Total
                                                   Comprehensive     Gains/Losses    Acquisition      Retained       Members'
                                                       Income        Investments        Costs         Earnings        Equity

Balance at December 31, 1998                                            $  479          $  (110)       $ 2,141       $ 2,510
Comprehensive income:
   Net income                                          $   147               -                -            147           147
   Other comprehensive income (loss)                      (353)           (527)             174             -           (353)
                                                       --------         --------       --------       --------      --------

     Total comprehensive loss                          $  (206)
                                                       ========

Balance at December 31, 1999                                               (48)              64          2,288         2,304
Comprehensive income:
   Net income                                          $   128              -                -             128           128
   Other comprehensive income (loss)                        20              96              (76)            -             20
                                                       --------         --------       --------       --------      --------

     Total comprehensive income                        $   148
                                                       ========

Balance at December 31, 2000                                                48              (12)         2,416         2,452
Comprehensive income:
   Net loss                                          $      (4)             -                -              (4)           (4)
   Other comprehensive income (loss)                        34              59              (25)            -             34
                                                       --------         --------       --------       --------      --------

     Total comprehensive income                       $     30
                                                       ========

Balance at December 31, 2001                                            $  107         $    (37)       $ 2,412       $ 2,482
                                                                        ========       ========       ========      ========

                        The accompanying notes are an integral part of these consolidated financial statements.

                                                         Lutheran Brotherhood
                                                 Consolidated Statement of Cash Flows
                                         For the years ended December 31, 2001, 2000 and 1999
                                                         (Dollars in millions)

                                                                                         2001           2000          1999

Cash flows from operating activities:
   Net income (loss)                                                                 $       (4)      $    128      $    147
   Adjustments to reconcile net income (loss) to net
       cash provided by operating activities:
     Depreciation and amortization                                                           17             10             3
     Deferred policy acquisition costs                                                      (23)           (98)          (64)
     Equity in earnings of other invested assets                                              7             (8)           (5)
     Net realized investment losses (gains)                                                   8            (16)          (87)
   Change in operating assets and liabilities:
     Loans to contractholders                                                               (18)           (27)          (22)
     Other assets                                                                            (9)           (31)          (58)
     Contract reserves and contractholder funds                                             601            382           371
Other liabilities                                                                            66             63            73
                                                                                       --------       --------      --------

       Total adjustments                                                                    649            275           211
                                                                                       --------       --------      --------

       Net cash provided by operating activities                                            645            403           358
                                                                                       --------       --------      --------

Cash flows from investing activities:
   Proceeds from investments sold, matured or repaid:
     Fixed income securities available for sale                                          14,179          7,252         9,768
     Equity securities available for sale                                                   286            430           564
     Mortgage loans                                                                         297            184           228
     Short-term investments                                                                 678            523           799
     Other invested assets                                                                   24            376           133
   Costs of investments acquired:
     Fixed income securities available for sale                                         (14,426)        (8,076)       (9,869)
     Equity securities available for sale                                                  (326)          (320)         (514)
     Mortgage loans                                                                        (313)          (317)         (358)
     Short-term investments                                                                (707)          (598)         (599)
     Other invested assets                                                                  (83)          (109)          (64)
     Investment in separate accounts                                                        (50)            -              -
                                                                                       --------       --------      --------

       Net cash (used in) provided by investing activities                                 (441)          (655)           88
                                                                                       --------       --------      --------

Net increase (decrease) in cash and cash equivalents                                        204           (252)          446

Cash and cash equivalents, beginning of year                                                749          1,001           555
                                                                                       --------       --------      --------

Cash and cash equivalents, end of year                                                $     953       $    749       $ 1,001
                                                                                       ========       ========      ========

                        The accompanying notes are an integral part of these consolidated financial statements.

Lutheran Brotherhood
Notes to Consolidated Financial Statements
(Dollars in millions)

  Organization and Basis of Presentation

  Nature of Operations and Principles of Consolidation
  The accompanying consolidated financial statements include the accounts of Lutheran Brotherhood (the Society), a fraternal benefit organization offering life insurance and related financial service products as well as fraternal benefits for Lutherans throughout the United States. Also included in the accounts of the Society are its wholly owned subsidiary, Lutheran Brotherhood Financial Corporation (LBFC), which is the parent company of Lutheran Brotherhood Variable Insurance Products Company (LBVIP), a stock life insurance company; an investment adviser; a broker-dealer; a property and casualty insurance agency; a federal savings bank holding company; and a federal savings bank.

  The Society's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). All significant intercompany balances and transactions have been eliminated in consolidation.

  Effective January 1, 2002, the Society has merged with and into Aid Association for Lutherans (AAL). Refer to Note 14 for further details.

  Summary of Significant Accounting Policies

  Use of Estimates
  The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  Financial Statement Presentation
  Certain prior year amounts in the financial statements and notes to the financial statements have been reclassified to conform to the 2001 financial statement presentation.

  Cash and Cash Equivalents
  Cash and cash equivalents include cash on hand, money market instruments and other debt issues with an original maturity of 90 days or less.

  Investments
  See disclosures regarding the determination of fair value of financial instruments at Note 10.

  Carrying value of investments is determined as follows:

            Fixed income securities                         Fair value
            Equity securities                               Fair value
            Mortgage loans on real estate                   Amortized cost less impairment allowance
            Investment real estate                          Cost less accumulated depreciation and impairment allowance
            Real estate joint ventures                      Equity accounting method
            Real estate acquired through foreclosure        Lower of cost or fair value less estimated cost to sell
            Loans to contractholders                        Unpaid principal balance
            Short-term investments                          Amortized cost
            Other invested assets                           Equity accounting method

  Fixed income securities which may be sold prior to maturity and equity securities (common stock and nonredeemable preferred stock) are classified as available for sale.

  Realized investment gains and losses on sales of securities are determined on a first-in, first-out method for fixed income securities and the average cost method for equity securities and are reported in the Consolidated Statement of Operations. Unrealized investment gains and losses on fixed income and equity securities classified as available for sale, net of the impact of unrealized investment gains and losses on deferred acquisition costs and net applicable deferred taxes, are reported as other comprehensive income.

  The investment portfolio is reviewed for investments that may have experienced a decline in fair value considered to be other than temporary. Mortgage loans are considered impaired when it is probable that the Society will be unable to collect all amounts according to the contractual terms of the loan agreement. Real estate is considered impaired when the carrying value exceeds the fair value. In cases where impairment is present, valuation allowances are established and netted against the asset categories to which they apply and changes in the valuation allowances are included in realized investment gains or losses.

  Deferred Policy Acquisition Costs
  Those costs of acquiring new business, which vary with and are primarily related to the production of new business, are deferred. Such costs include commissions, certain costs of contract issuance and underwriting, and certain variable agency expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of contract issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if those gains or losses had been realized, with corresponding credits or charges included in other comprehensive income.

  For participating-type long duration contracts, deferred acquisition costs are amortized over the expected average life of the contracts in proportion to estimated gross margins. The effects of revisions to experience on previous amortization of deferred acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross margins are revised.

  For universal life-type and investment-type contracts, deferred acquisition costs are amortized over the average expected life of the contracts in proportion to estimated gross profits from mortality, investment, and expense margins and surrender charges. The effects of revisions to experience on previous amortization of deferred acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross profits are revised.

  For health insurance and certain term life insurance contracts, deferred acquisition costs are amortized over the average expected premium paying period, in proportion to expected premium revenues at the time of issue.

  Separate Accounts
  Separate account assets include segregated funds invested by the Society for the benefit of variable life insurance and variable annuity contract owners. The assets (principally investments) and liabilities (principally to contractholders) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Society. The assets of the variable accounts will not be applied to the liabilities arising out of any other business conducted by the Society. Assets are valued at fair value. The investment income, gains and losses of these accounts generally accrue to the contractholders, and, therefore, are not included in the Society's consolidated net (loss) income.

  Derivative Financial Instruments
  The Society's current utilization of derivative financial instruments is not significant. Most of the Society's derivative transactions are used to reduce or modify interest rate risk and to replicate assets in certain markets. These strategies use future contracts, option contracts, interest rate swaps, foreign currency swaps and structured securities. The Society does not use derivative instruments for speculative purposes. The effect of derivative transactions is not significant to the Society's results of operations or financial position.

  Effective January 1, 2001, the Society adopted the provisions of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133), as amended, which requires that the Society recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. Given the Society's limited use of derivative instruments, the adoption of SFAS No. 133 did not have a significant impact on the financial position or results of operations of the Society.

  Other Assets
  Other assets include property and equipment reported at depreciated cost. The Society provides for depreciation of property and equipment using the straight-line method over the useful lives of the assets which are three to ten years for equipment and forty years for property.

  Contract Reserves and Contractholder Funds
  Liabilities for future contract benefits on participating-type long duration contracts are the net level premium reserve for death benefits. Liabilities are calculated using dividend fund interest rates and mortality rates guaranteed in calculating cash surrender values.

  Liabilities for future contract benefits on universal life-type and investment-type contracts are based on the contract account balance.

  Liabilities for future contract benefits on health insurance and certain term life insurance contracts are calculated using the net level premium method and assumptions as to investment yields, mortality, morbidity and withdrawals. The assumptions, made at the time of issue, are based on best estimates of expected experience and include provision for possible adverse deviation.

  Liabilities for future contract benefits on limited-payment contracts are determined using appropriate assumptions for investment yields, mortality, morbidity and expenses, including a provision for the risk of adverse deviation.

  Use of these actuarial tables and methods involves estimation of future mortality and morbidity based on past experience. Actual future experience could differ from these estimates.

  Premium Revenue and Benefits to Contractholders
  Recognition of Certain Participating-Type Contract Revenue and Benefits to Contractholders

  Participating-type contracts are long-duration contracts with expected dividends to contractholders based on actual experience, paid in proportion to the contractholder's contribution to surplus. Premiums are recognized as revenues when due. Death and surrender benefits are reported as expenses when incurred.

  Recognition of Universal Life-Type Contract Revenue and Benefits to Contractholders

  Universal life-type contracts are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the contractholder, premiums paid by the contractholder or interest accrued to contractholder balances. Amounts received as payments for such contracts are not reported as premium revenues.

  Revenues for universal life-type contracts consist of investment income, charges assessed against contract account values for deferred contract loading, the cost of insurance and contract administration. Contract benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related contract account balances.

  Recognition of Investment Contract Revenue and Benefits to Contractholders

  Contracts that do not subject the Society to risks arising from contractholder mortality or morbidity are referred to as investment contracts. Certain deferred annuities, immediate annuities and supplementary contracts are considered investment contracts. Amounts received as payments for such contracts are not reported as premium revenues.

  Revenues for investment contracts consist of investment income and contract administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

  Recognition of Limited-Payment Contract Revenue and Benefits to Contractholders

  Limited-payment contracts subject the Society to contractholder mortality and morbidity risks over a period that extends beyond the premium paying period. Certain annuities and supplementary contracts with life contingencies are considered limited-payment contracts. Considerations are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future contract benefits and the amortization of deferred policy acquisition costs.

  Recognition of Term Life and Health Revenue and Benefits to Contractholders

  Products with fixed and guaranteed premiums and benefits consist principally of health insurance contracts and certain term life contracts. Premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future contract benefits and the amortization of deferred policy acquisition costs.

  Dividends
  The dividend scale, approved annually by the Board of Directors, seeks to achieve equity among contractholders. Dividends charged to operations represent an estimation of those incurred during the current year.

  Income Taxes
  Lutheran Brotherhood qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been made. Lutheran Brotherhood's subsidiary, Lutheran Brotherhood Financial Corporation (LBFC) is a taxable entity. LBFC and its subsidiaries file a consolidated federal income tax return. Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

  The provision for income taxes reflected on the Consolidated Statement of Operations consisted of federal and state income tax expense (benefit) of $(4), $9 and $1 for the years ended December 31, 2001, 2000 and 1999, respectively. At December 31, 2001 and 2000, LBFC had recorded a net deferred federal income tax liability of $40 and $41, respectively. The deferred tax liability arises from the temporary differences related primarily to reserves held for future benefits and deferred acquisitions costs as computed for financial statement and tax return purposes.

  Investments

  Fixed Income Securities
  Investments in fixed income securities at December 31, 2001 and 2000 follow:

                                                                           Available for Sale (Carried at Fair Value)
                                                                                        December 31, 2001
                                                                        ------------------------------------------------

                                                                    Amortized        Unrealized     Unrealized        Fair
                                                                       Cost            Gains          Losses          Value
   Fixed income securities:
       U.S. government                                                $    760          $    30      $      (2)     $    788
       Mortgage-backed securities                                        2,404               38             (7)        2,435
       Non-investment grade bonds                                          740               15            (70)          685
       Corporate and other bonds                                         3,920              140            (44)        4,016
                                                                       --------        --------        --------     --------

           Total available for sale                                    $ 7,824           $  223        $  (123)      $ 7,924
                                                                       ========        ========        ========     ========

                                                                           Available for Sale (Carried at Fair Value)
                                                                                        December 31, 2000
                                                                        ------------------------------------------------

                                                                    Amortized        Unrealized     Unrealized        Fair
                                                                       Cost            Gains          Losses          Value
     Fixed income securities:
       U.S. government                                                $    771          $    36      $      (1)     $    806
       Mortgage-backed securities                                        2,224               26            (14)        2,236
       Non-investment grade bonds                                          725                5           (106)          624
       Corporate and other bonds                                         3,710               90            (92)        3,708
                                                                       --------        --------        --------     --------

           Total available for sale                                    $ 7,430           $  157        $  (213)      $ 7,374
                                                                       ========        ========        ========     ========

     The amortized cost and fair value of fixed income securities available for sale as of December 31, 2001 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called or prepaid.
                                                                                                     Amortized        Fair
                                                                                                        Cost          Value

     One year or less                                                                                $     142     $     145
     After one year through five years                                                                   1,420         1,454
     After five years through ten years                                                                  2,061         2,085
     After ten years                                                                                     1,797         1,805
     Mortgage-backed securities                                                                          2,404         2,435
                                                                                                       --------     --------

       Total available for sale                                                                       $  7,824      $  7,924
                                                                                                       ========     ========

     Equity Securities
     Investments in equity securities and preferred stock at December 31, 2001 and 2000 are as follows:

                                                                                                          2001          2000

     Cost                                                                                            $     658     $     618
     Gross unrealized gains                                                                                 96           171
     Gross unrealized losses                                                                               (86)          (67)
                                                                                                       --------     --------

     Carrying value                                                                                  $     668     $     722
                                                                                                       ========     ========

     Mortgage Loans and Real Estate
     The Society's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, borrower and loan size.

     At December 31, the carrying values of mortgage loans and real estate investments were as follows:

                                                                                                          2001         2000
     Mortgage loans:
       Residential and commercial                                                                     $  1,858      $  1,865
       Loans to Lutheran Churches                                                                          395           371
                                                                                                       --------     --------

             Total mortgage loans                                                                     $  2,253      $  2,236
                                                                                                       ========     ========

     Real estate:
       To be disposed of                                                                          $         -     $        1
       To be held and used                                                                                  90            64
                                                                                                       --------     --------

             Total real estate                                                                      $       90    $       65

  Derivative Instruments
  At December 31, 2001, the Society's derivative instruments, as defined by SFAS No. 133, included one foreign currency swap and warrants on equity securities. In addition, certain convertible bonds held by the Society are characterized as hybrid instruments containing embedded derivatives (i.e., equity conversion options). The fair value of all such instruments of $91 at December 31, 2001, was determined using quoted market prices, where available, and internal valuation models. Changes in fair value are reported currently in net realized investment gains (losses).

  Investment Income and Realized Gains and Losses

  For the year ended December 31, investment income summarized by type of investment was as follows:

                                                                                          2001          2000          1999

     Fixed income securities                                                           $    489      $     483     $     466
     Equity securities                                                                       16             23            20
     Mortgage loans                                                                         181            173           167
     Real estate                                                                             24             20            17
     Loans to contractholders                                                                50             48            47
     Short-term investments                                                                  54             75            54
     Other invested assets                                                                   19             21            18
                                                                                       --------        --------     --------

       Gross investment income                                                              833            843           789

     Investment expenses                                                                    (50)           (44)          (41)
                                                                                       --------        --------     --------

     Net investment income                                                             $    783      $     799     $     748
                                                                                       ========        ========     ========

     For the year ended December 31, gross realized investment gains and losses on sales of all types of investments are as follows:

                                                                                          2001           2000          1999
     Fixed income securities:
       Realized gains                                                                  $    114     $       60    $       87
       Realized losses                                                                     (131)           (98)          (99)

     Equity securities:
       Realized gains                                                                        33             87           115
       Realized losses                                                                      (32)           (38)          (22)

     Other investments:
       Realized gains                                                                         8              6             6
       Realized losses                                                                       -              (1)            -
                                                                                       --------        --------     --------

           Total net realized investment (losses) gains                               $      (8)    $       16    $       87
                                                                                       ========        ========     ========
  Deferred Policy Acquisition Costs

  The balances of and changes in deferred policy acquisition costs as and for the years ended December 31 are as follows:

                                                                                          2001           2000          1999

     Balance, beginning of year                                                         $ 1,181       $  1,159     $     921
     Capitalization of acquisition costs                                                    121            146           130
     Amortization                                                                           (98)           (48)          (66)
     Change in unrealized investment gains                                                  (25)           (76)          174
                                                                                       --------        --------     --------

     Balance, end of year                                                               $ 1,179       $  1,181      $  1,159
                                                                                       --------        --------     --------
  Separate Account Business

  Separate account assets include segregated funds invested by the Society for the benefit of variable life insurance and variable annuity contract owners. A portion of the contract owner's premium payments are invested by the Society into the LB Variable Insurance Account I, the LB Variable Annuity Account I, the LBVIP Variable Insurance Account, the LBVIP Variable Insurance Account II, or the LBVIP Variable Annuity Account I (the Variable Accounts). The Variable Accounts are unit investment trusts registered under the Investment Company Act of 1940. Each Variable Account has 14 subaccounts, each of which invests only in a corresponding portfolio of LB Series Fund, Inc. (the Fund). The Fund is an open-end management investment company registered under the Investment Company Act of 1940. The shares of the Fund are carried in the Variable Accounts' financial statements at the net asset value of the Fund. The Society serves as the investment adviser of the Fund and is compensated through a daily investment advisory fee based on the average daily net assets of each portfolio. For the years ended December 31, 2001, 2000 and 1999, advisory fee income of $32, $37 and $29, respectively, is included in the Consolidated Statement of Operations.

  The Society records premium payments from contractholders as assets in the separate accounts. Separate account liabilities represent reserves held related to the separate account business. The excess of separate account assets over separate account liabilities at December 31, 2001 represents the Society's investment of $50 to the Fund made in November 2001 upon introducing seven new variable annuity subaccounts.

  A fixed account is also included as an investment option for variable annuity contract owners. Net premiums allocated to the fixed account are invested in the assets of the Society.

  The Society assumes the mortality and expense risk associated with these contracts for which it is compensated by the separate accounts. The charges to the separate accounts, shown below for the years ended December 31, are based on the average daily net assets at specified annual rates:

                                                                                          2001          2000           1999
                                                                             Rate        Charges      Charges         Charges

     LB Variable Insurance Account I                                         0.6%      $      1       $      1      $      1
     LB Variable Annuity Account I                                           1.1%            41             44            34
     LBVIP Variable Insurance Account                                        0.6%             1              2             1
     LBVIP Variable Insurance Account II                                     2.3%            -              -              -
     LBVIP Variable Annuity Account I                                        1.1%            43             53            46
                                                                                       --------        --------     --------

                                                                                      $      86        $   100       $    82
                                                                                       ========        ========     ========

     Income from these charges is included in the Consolidated Statement of Operations.

     In addition, the Society deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges, annual administrative charges and cost of insurance charges. For the years ended December 31, amounts are as follows:

                                                                                           2001           2000          1999

     LB Variable Insurance Account I                                                    $    15        $    12       $    10
     LB Variable Annuity Account I                                                            3              3             3
     LBVIP Variable Insurance Account                                                        12             11            11
     LBVIP Variable Insurance Account II                                                     -              -              -
     LBVIP Variable Annuity Account I                                                         1              1             1
                                                                                       --------        --------     --------

                                                                                        $    31        $    27       $    25
                                                                                       --------        --------     --------
  Employee Benefit Plans

  Pension Plans
  Defined Benefit

  Lutheran Brotherhood has noncontributory defined benefit plans which cover substantially all employees. The Society's policy is to fund all defined benefit pension costs using the aggregate level value method. In comparison to other acceptable methods, the annual contributions under the aggregate level method are generally higher in the earlier years and decrease over time.

  Components of net pension cost for the years ended December 31 were as follows:

                                                                                           2001           2000          1999

     Service cost - benefits earned during the year                                     $     6        $     5        $    5
     Interest cost on projected benefit obligations                                          10              9             8
     Expected return on assets                                                              (12)            (8)           (8)
                                                                                       --------        --------     --------

     Net pension cost                                                                   $     4        $     6        $    5
                                                                                       ========        ========     ========

     The following rates were used in computing the pension cost for each of the three years in the period ended December 31:

                                                                                            2001           2000          1999

     Discount rates used to determine expense                                             7.00%           7.00%         7.00%
     Assumed rates of compensation increases                                              5.00%           5.00%         5.00%
     Expected long-term rates of return                                                   8.50%           7.00%         7.00%

     The following tables summarize the reconciliation of funded status as of December 31 of the pension plan, including the change in benefit obligation and the change in plan assets:

                                                                                                          2001          2000
     Change in benefit obligation
     ----------------------------

     Projected benefit obligation at beginning of year                                                   $ 140         $ 124

     Service cost                                                                                            6             5
     Interest cost                                                                                          10             9
     Plan amendment                                                                                          1             -
     Transfers from defined contribution                                                                     3             -
     Actuarial loss                                                                                          7             7
     Benefits paid                                                                                          (6)           (5)
                                                                                                       --------     --------

     Projected benefit obligation at end of year                                                         $ 161         $ 140
                                                                                                       ========     ========

     Change in plan assets
     ---------------------

     Fair value of plan assets at beginning of year                                                      $ 139         $ 124

     Actual return on plan assets                                                                           12            15
     Employer contribution                                                                                   3             5
     Transfers from defined contribution                                                                     3             -
     Benefits paid                                                                                          (6)           (5)
                                                                                                       --------     --------

     Fair value of plan assets at end of year                                                            $ 151         $ 139

                                                                                                          2001          2000
     Funded status
     -------------

     Funded status                                                                                       $ (10)       $   (1)
     Unrecognized prior service cost                                                                         1             -
     Unrecognized actuarial loss (gain)                                                                      3            (4)
     Unrecognized transition amount                                                                          1             1
                                                                                                       --------     --------

     Accrued benefit cost                                                                                $  (5)       $   (4)
                                                                                                       ========     ========

     Plan assets are held on deposit with the Society and invested primarily in corporate bonds and mortgage loans. Plan contributions are accumulated in a deposit administration fund, which is a part of the general assets of the Society. The accrued retirement liability at December 31, 2001 of $156 is included in contract reserves and other liabilities.

     The following rates were used in computation of the funded status for the plan at December 31:

                                                                                                           2001         2000

     Discount rates used for obligations                                                                  7.00%        7.00%
     Assumed rates of compensation increases                                                              5.00%        5.00%

  Defined Contribution

  The Society has noncontributory defined contribution retirement plans which cover substantially all employees and field representatives and a noncontributory non-qualified deferred compensation plan which covers substantially all of its general agents. As of January 1, 2001, approximately $139 of the defined contribution retirement plans' assets were held by the Society and the remaining $151 were held in a separate trust. The accrued retirement liability at December 31, 2001 of $152 is included in contract reserves. Expenses related to the retirement plan for the years ended December 31, 2001, 2000 and 1999 were $9, $11 and $12, respectively. Accumulated vested deferred compensation benefits at December 31, 2001 and 2000 total $71 and $66, respectively, and are included in other liabilities.

  The Society has established contributory 401(k) defined contribution plans which cover substantially all employees and field representatives. Participants are immediately vested in their contributions plus investment earnings thereon.

  Postretirement Benefits Other Than Pensions
  The Society has a postretirement medical benefit plan which provides for a minor subsidy of certain medical benefits for eligible early retirees until age 65. The Society's obligation for post-retirement medical benefits under the plan is not significant.

  Reinsurance

  In the normal course of business, the Society seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding business to other insurance enterprises or reinsurers under reinsurance contracts. As of December 31, 2001, total life insurance inforce approximated $52 billion, of which approximately $1 billion had been ceded to various reinsurers. The Society retains a maximum of $2 of coverage per individual life. Premiums ceded to other companies of $7 are reported as a reduction in premium income and benefits were reduced by $4 for reinsurance recoverable for the year ended December 31, 2001.

  Reinsurance contracts do not relieve the Society from its obligations to contractholders. Failure of reinsurers to honor their obligations could result in losses to the Society; consequently, allowances are established for amounts deemed uncollectible. The amount of the allowance for uncollectible reinsurance receivables was immaterial at December 31, 2001.

  Commitments and Contingencies

  Financial Commitments
  The Society has commitments to extend credit for mortgage loans and other lines of credit of $84 and $104 at December 31, 2001 and 2000, respectively. Commitments to purchase other invested assets were $132 and $117 at December 31, 2001 and 2000, respectively.

  Disclosures About Fair Value of Financial Instruments

  The following methods and assumptions were used in estimating fair value disclosures for financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

  Fixed Income Securities: Fair values for fixed income securities are based on quoted market prices, where available. For fixed income securities not actively traded in the market, fair values are estimated using market quotes from brokers or internally developed pricing methods.

  Equity Securities: Fair values for equity securities are based on quoted market prices, where available. For equity securities not actively traded in the market, fair values are estimated using market quotes from brokers or internally developed pricing methods.

  Mortgage Loans: The fair values for mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

  Loans to Contractholders: The carrying amount reported in the balance sheet approximates fair value since loans on insurance contracts reduce the amount payable at death or at surrender of the contract.

  Cash and Cash Equivalents, Short-Term Investments: The carrying amounts for these assets approximate the assets' fair values.

  Separate Account Assets and Liabilities: The carrying amounts reported for separate account assets and liabilities approximate their respective fair values.

  Other Financial Instruments Recorded as Assets: The carrying amounts for these financial instruments (primarily loans receivable and other investments), approximate those assets' fair values.

  Investment Contract Liabilities: The fair value for deferred annuities was estimated to be the amount payable on demand at the reporting date as those investment contracts have no defined maturity and are similar to a deposit liability. The amount payable at the reporting date was calculated as the account balance less applicable surrender charges.

  For supplementary contracts and immediate annuities without life contingencies, the carrying amounts approximate those liabilities' fair value.

  The carrying amounts reported for other investment contracts, which include participating pension contracts and retirement plan deposits, approximate those liabilities' fair value.

  Other Deposit Liabilities: The carrying amounts for dividend accumulations and premium deposit funds approximate the liabilities' fair value.

  Other Financial Instruments Recorded as Liabilities: The carrying amounts for these financial instruments (primarily deposits and advances payable) approximate those liabilities' fair values.

  The carrying amounts and estimated fair values of the Society's financial instruments at December 31 are as follows:

                                                                                  2001                          2000
                                                                        ----------------------         --------------------
                                                                      Carrying           Fair         Carrying        Fair
                                                                       Amount           Value          Amount         Value
     Financial instruments recorded as assets
       Fixed income securities                                        $  7,924         $  7,924       $  7,374      $  7,374
       Equity securities                                                   668              668            722           722
       Mortgage loans:
           Residential and commercial                                    1,858            2,021          1,865         2,007
           Loans to Lutheran churches                                      395              418            371           376
       Loans to contractholders                                            766              766            748           748
       Cash and cash equivalents                                           953              953            749           749
       Short-term investments                                              325              325            290           290
       Separate account assets                                           7,645            7,645          8,842         8,842
       Other financial instruments recorded as assets                       97               97             85            85

     Financial instruments recorded as liabilities
       Investment contracts:
           Deferred annuities                                          $ 2,457         $  2,420       $  2,465       $ 2,427
           Supplementary contracts and immediate annuities                 485              485            433           433
       Other deposit liabilities:
           Dividend accumulations                                           36               36             35            35
           Premium deposit funds                                             1                1              1             1
       Separate account liabilities                                      7,594            7,594          8,842         8,842
       Other financial instruments recorded as liabilities                  91               91             79            79
  Statutory Financial Information

  Accounting practices used to prepare statutory financial statements for regulatory filing of fraternal life insurance companies differ from accounting principles generally accepted in the United States of America (GAAP). Statutory financial statements are prepared in accordance with the NAIC Accounting Practices and Procedures manual -Version effective January 1, 2001. The following reconciles the Society's statutory net change in surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by the Department of Commerce of the State of Minnesota with net income (loss) and members' equity on a GAAP basis.

                                                                                                                Year Ended
                                                                                                             December 31,
                                                                                                           -----------------
                                                                                                          2001          2000

     Net change in statutory surplus                                                                  $    (94)     $    (59)
     Change in asset valuation reserves                                                                    (31)          (45)
                                                                                                       --------     --------

       Net change in statutory surplus and asset valuation reserves                                       (125)         (104)

     Adjustments:
       Future contract benefits and contractholders' account balances                                       75            56
       Deferred acquisition costs                                                                           23            98
       Investment gains                                                                                     35            33
       Other, net                                                                                          (12)           45
                                                                                                       --------     --------

     Consolidated net income (loss)                                                                  $      (4)     $    128
                                                                                                       ========     ========

     Statutory surplus                                                                                 $ 1,124       $ 1,218
     Asset valuation reserves                                                                              217           248
                                                                                                       --------     --------

       Statutory surplus and asset valuation reserves                                                    1,341         1,466

     Adjustments:
       Future contract benefits and contractholders' account balances                                     (327)         (388)
       Deferred acquisition costs                                                                        1,179         1,181
       Interest maintenance reserves                                                                        53            78
       Valuation of investments                                                                             97           (43)
       Dividend liability                                                                                  111           117
       Other, net                                                                                           28            41
                                                                                                       --------     --------

     Consolidated members' equity                                                                      $ 2,482       $ 2,452
                                                                                                       ========     ========
  Supplementary Financial Data

  Following is a condensed synopsis of statutory financial information of the Society (excluding affiliated subsidiaries) at December 31, 2001 and 2000. This information is included to satisfy certain state reporting requirements for fraternals.

                                                                                                             December 31,
                                                                                                         -----------------
                                                                                                         2001          2000

     Invested and other admitted assets                                                               $ 12,958      $ 12,260
     Assets held in separate accounts                                                                    3,863         4,165
                                                                                                      --------      --------

       Total assets                                                                                   $ 16,821      $ 16,425
                                                                                                      ========      ========

     Contract reserves                                                                                $ 10,499     $   9,903
     Liabilities related to separate accounts                                                            3,721         4,031
     Other liabilities and asset reserves                                                                1,477         1,273
                                                                                                      --------      --------

       Total liabilities and asset reserves                                                             15,697        15,207
                                                                                                      --------      --------

     Unassigned surplus                                                                                  1,124         1,218
                                                                                                      --------      --------

       Total liabilities, asset reserves and surplus                                                  $ 16,821      $ 16,425
                                                                                                      ========      ========

     (Loss) savings from operations before net realized capital gains                               $      (61)   $       32
     Net realized capital gains (losses)                                                                   (19)           44
                                                                                                      --------      --------

       Net (loss) savings from operations                                                                  (80)           76

     Total other changes                                                                                   (14)         (135)
                                                                                                      --------      --------

     Net change in unassigned surplus                                                               $      (94)   $      (59)
                                                                                                      --------      --------
  Legal Matters

  The Society is involved in various pending or threatened legal proceedings arising out of the normal course of business. Also, the Society has been named in civil litigation proceedings alleging inappropriate life insurance sales practices by the Society, which appear to be similar to claims asserted in class actions brought against many other life insurers. These matters are sometimes referred to as market conduct lawsuits. The Society believes it has substantial defenses to these actions and intends to assert them in the courts where the actions were filed. While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of operations of the Society.

  Subsequent Event

  On January 1, 2002, the Society merged with and into AAL, a Wisconsin-domiciled fraternal benefit society, pursuant to an agreement and plan of merger dated June 27, 2001. The merger will be accounted for as a pooling of interests transaction, and as such, future consolidated financial statements of AAL will include the Society's financial information as if the Society had always been part of AAL.

  The following unaudited pro forma combined financial data is presented for informational purposes only. It is not necessarily indicative of the results of operations or of the financial position that would have occurred had the merger been completed during the periods or as of the date for which the pro forma data is presented. It is also not necessarily indicative of the combined company's future results of operations or financial position.

  Unaudited pro forma combined statements of income data (in millions):

                                                                                                             Year Ended
                                                                                                            December 31,
                                                                                                           -----------------
                                                                                                          2001          2000

     Revenue                                                                                         $   4,150     $   4,144
     Net income                                                                                            135           356

     Unaudited pro forma combined balance sheet data (in millions):
                                                                                                            Year Ended
                                                                                                           December 31,
                                                                                                          -----------------
                                                                                                         2001          2000

     Total assets                                                                                    $  45,897      $ 44,835
     Total certificateholders' surplus                                                                   5,347         5,076

Appendix A
---------------------------------------------------------------------------------------------
Definitions

Accumulated Value. The total amount of value held under a Contract at any time (which equals the sum of the amounts held in the Loan Account and Variable Account). The
Accumulated Value, unlike the Cash Surrender Value, is not reduced by any Decrease Charge or Contract Debt.

Attained Age. On any day during the first Contract Year, the age of the Insured on the Date of Issue, and then, on any day during each succeeding Contract Year, the age of the Insured on the Contract Anniversary on or immediately prior to that day.

Beneficiary. The Beneficiary designated by the applicant in the application. If changed, the Beneficiary is as shown in the latest change filed with AAL. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.

Cash Surrender Value. The Accumulated Value less any Contract Debt and any Decrease Charge.

CDSC Premium. An annual premium amount determined by AAL and used solely for the purpose of calculating the maximum Contingent Deferred Sales Charge.

Contingent Deferred Sales Charge. A contingent deferred sales charge to compensate AAL for the cost of selling the Contract, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Contingent Deferred Sales Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in Face Amount, in each case at any time before 180 Monthly Deductions have been made. A separate Contingent Deferred Sales Charge will also be calculated, and then reduced over a 15-year period, in a similar manner upon a requested increase in Face
Amount.

Contract. The flexible premium variable life insurance contract offered by AAL and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue.

Contract Date. The latest of (i) the Date of Issue; (ii) the date AAL receives the first premium payment on the Contract at its office at 625 Fourth Avenue South, Minneapolis,
Minnesota 55415; and (iii) any other date mutually agreed upon by AAL and the Contract
Owner. The Contract Date is the date on which the initial Net Premium payment(s) will be allocated to the Variable Account.

Contract Month. The period from one Monthly Anniversary to the next. The first Contract
Month will be the period beginning on the Date of Issue and ending on the first Monthly
Anniversary.

Contract Owner. The Insured, unless otherwise designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year. The period from one Contract Anniversary to the next. The first Contract
Year will be the period beginning on the Date of Issue and ending on the first Contract
Anniversary.

Date of Issue. The date shown on page 3 of the Contract that is used to determine Contract
Anniversaries, Monthly Anniversaries, Contract Years and Contract Months, each of which is measured from the Date of Issue.

Death Benefit. The amount calculated under the applicable Death Benefit Option (Option A or
Option B). The Death Benefit should be distinguished from the cash proceeds payable on the
Insured's death, which will be the Death Benefit less Contract Debt and any unpaid Monthly
Deductions.

Death Benefit Guarantee. A feature of the Contract guaranteeing that the Contract will not lapse if on each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount, equal or exceed the sum of the Death
Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the
Contract.

Death Benefit Guarantee Premium. A monthly premium amount specified in the Contract. The
Death Benefit Guarantee Premium determines the payments required to maintain the Death
Benefit Guarantee.

Death Benefit Option. Either of two death benefit options available under the Contract
(Option A and Option B).

Death Benefit Option A, or Option A. One of two Death Benefit Options available under the
Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value (with the
Accumulated Value in each case being determined on the Valuation Date on or next following the date of the Insured's death).

Death Benefit Option B, or Option B. One of two Death Benefit Options available under the
Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount and
(b) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured's death.

Debt. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date, less any unearned prepaid loan interest.
Contract Debt should be distinguished from the Loan Amount (see definition of "Loan Amount"
below), in that the Loan Amount includes any unearned prepaid loan interest.

Decrease Charge. A deferred Contract charge consisting of the Contingent Deferred Sales
Charge and the Deferred Administrative Charge. The Decrease Charge is deducted from the
Subaccounts of the Variable Account and paid to AAL upon full lapse or surrender of the
Contract, or in part upon a requested decrease in Face Amount. A separate amount of
Decrease Charge is determined for the initial Face Amount and for each requested increase in Face Amount.

Deferred Administrative Charge. A deferred administrative charge to reimburse AAL for administrative expenses incurred in issuing the Contract. The Deferred Administrative
Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions have been made. A separate Deferred Administrative Charge will also be calculated, and then reduced over a 15-year period, in a similar manner upon a requested increase in Face Amount.

Face Amount. The minimum Death Benefit under the Contract as long as the Contract remains in force. The Face Amount will be specified in the Contract.

Free Look Period. A period which follows the application for the Contract and its issuance to the Contract Owner (the "initial Free Look Period") and which also follows any application for and approval of an increase in Face Amount. During the initial Free Look
Period, the Contract Owner may cancel the Contract and receive a refund. During a Free Look
Period that applies following a requested increase in Face Amount, the Contract Owner has a right to cancel the increase in Face Amount and, in effect, receive a credit or refund of charges and deductions attributable to such increase.

Fund. LB Series Fund, Inc., which is described in the accompanying Prospectus.

General Account. The assets of AAL other than those allocated to the Variable Account or any other separate account.

Initial Monthly Charge. An initial monthly charge to reimburse AAL for administrative expenses incurred in issuing the Contract. The Initial Monthly Charge will be deducted as part of the first 180 Monthly Deductions. A separate Initial Monthly Charge for Increases will also be calculated in a similar manner upon a requested increase in Face Amount or the issuance of a rider providing additional insurance benefits on the Insured's spouse.

Insured. The person upon whose life the Contract is issued.

Loan Account. The funds transferred from the Subaccount(s) of the Variable Account to AAL's
General Account as security for Contract loans.

Loan Amount. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date. The Loan Amount should be distinguished from Contract Debt (see definition of "Debt" above), in that Contract Debt excludes any unearned prepaid loan interest.

Maturity Date. For Contracts issued in New York, the Maturity Date is the Contract
Anniversary on or next following the Insured's 100th birthday.

Minimum Conditional Insurance Premium. The premium required to put temporary conditional insurance coverage into effect.

Minimum Contract Issuance Premium. The minimum premium required for issuance of the
Contract.

Minimum Face Amount. The minimum Face Amount for a Contract at issuance and after any requested decrease in Face Amount.

Monthly Anniversary. The same date in each succeeding month as the Date of Issue.

Monthly Deduction. Monthly charges deducted from the Accumulated Value of the Contract.
These charges include the cost of insurance charge; a basic monthly administrative charge
($10.00 per month); the Initial Monthly Charge; and charges for additional insurance benefits. "Monthly Deduction" also includes any Decrease Charge being deducted for a requested decrease in Face Amount during the preceding Contract Month.

Net Premium. The premium paid less the Premium Expense Charges.

Planned Annual Premium. The initial Scheduled Premium under the Contract on an annualized basis as selected by the Contract Owner at the time of issue. The Planned Annual Premium will be shown in the Contract.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Premium Expense Charges. An amount deducted from each premium payment, which consists of a percent-of-premium charge of 5% of each premium payment (a 5% sales charge ) and a premium processing charge of $1.00 per premium payment ($.50 for automatic payment plans). AAL reserves the right to increase the premium processing charge in the future to an amount not exceeding $2.00 per premium payment ($1.00 for automatic payment plans).

Scheduled Premium(s). The scheduled periodic premium payments selected by the Contract
Owner. This premium payment can be changed by the Contract Owner at any time. Scheduled
Premiums are relevant only in determining how much a Contract Owner will be billed periodically and determining the Minimum Contract Issuance Premium.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Unit. The measure by which the value of the Contract's interest in each Subaccount is determined.

Unit Value. The value of each Unit representing the Contract's interest in each Subaccount.

Valuation Date. Each day the New York Stock Exchange is open for trading and any other day on which there is sufficient trading in the securities of a Portfolio of the Fund to affect materially the Unit Value in the corresponding Subaccount of the Variable Account.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. LB Variable Insurance Account I, which is a separate account of AAL. The
Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request signed by the Contract Owner and received by AAL at its office at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Appendix B
---------------------------------------------------------------------------------------------

Illustration of Death Benefits, Accumulated Values and Cash Surrender Values

The following tables illustrate how the Death Benefits, Accumulated Values and Cash
Surrender Values of a Contract may change with the investment experience of the Variable
Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender
Values of a Contract issued to an Insured of a given age would vary over time if the investment return on the assets held in each Portfolio of the Fund were a uniform, gross, after-tax annual rate of 0 percent, 6 percent and 12 percent. The tables in Appendix B illustrate a Contract issued to a male age 35 in the non-tobacco preferred premium class.
The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the
Insured were in any other standard premium class (non-tobacco user or tobacco user) or if the Insured were in a rated premium class because the cost of insurance would be increased.
Also, the Death Benefits, Accumulated Values and Cash Surrender Values would be different from those shown if the gross annual investment returns averaged 0 percent, 6 percent and
12 percent over a period of years, but fluctuated above and below those averages for individual Contract Years.

The second column of the tables shows the Accumulated Value of the premiums paid at a 5%
interest rate. The third and sixth columns illustrate the Death Benefit of a Contract over the designated period. The fourth and seventh columns illustrate the Accumulated Value of the Contract over the designated period. (The Accumulated Value is the total amount held under a Contract at any time.) The fifth and eighth columns illustrate the Cash Surrender
Value of a Contract over the designated period. (The Cash Surrender Value is equal to the
Accumulated Value less any Decrease Charge, Contract Debt (assumed to be 0 in these illustrations) and unpaid Monthly Deductions (also assumed to be 0 in these illustrations).) The sixth through the eighth columns assume that throughout the life of the Contract, the monthly charge for the cost of insurance is based on the current cost of insurance rates and the current Mortality and Expense Risk Charge. The third through the fifth columns assume that the Mortality and Expense Risk Charge, the premium processing charge, and the monthly charge for the cost of insurance are based on the maximum level permitted under the Contract. These maximum allowable cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Table.

Because the Death Benefit values vary depending on the Death Benefit Option in effect,
Option A and Option B are illustrated separately. (Option A provides for a Death Benefit equal to the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value and Option B provides for a Death Benefit equal to the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated
Value.)

Any amounts held in the Loan Account would not participate in the investment experience illustrated in these tables. Instead, such amounts will be credited with interest as described in the Prospectus in the section entitled, "CONTRACT RIGHTS-Loan Privileges".

The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect the fact that the net investment return of the Subaccounts of the Variable Account is lower than the gross, after-tax return on the assets held in the Fund as a result of the advisory fee paid by the Fund and charges made against the Subaccounts. The values shown take into account the following fees and charges: the daily investment advisory fee paid by the Fund, which is assumed to be equivalent to an annual rate of .46% of the aggregate average daily net assets of the Fund, based on the following fees: Growth (0.40%); High Yield (0.40%);
Income (0.40%); Money Market (0.40%); Opportunity Growth (0.40%); Mid Cap Growth (0.40%);
and World Growth (0.85%); and the daily charge to each Subaccount for assuming mortality and expense risks, which is equivalent to a charge at an annual current rate of .60% of the average assets of the Subaccounts and which is never to exceed an annual rate of .75%.
After deduction of these amounts, the illustrated gross annual investment rates of return
0%, 6% and 12% correspond to (a) net annual rates of -1.21%, 4.79% and 10.79%, respectively, assuming an advisory fee of .46% and a Mortality and Expense Risk Charge of
..75% and (b) net annual rates of -1.06%, 4.94% and 10.94%, respectively, assuming an advisory fee of .46% and a Mortality and Expense Risk Charge of .60%.

The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values do not
reflect a continued deduction for operating expenses of the Fund, other than the investment advisory fee, because AAL/LB and LBVIP have agreed to reimburse the Fund for these operating expenses pursuant to a separate written agreement (the "Expense Reimbursement
Agreement"). For the fiscal year of the Fund ended December 31, 2001, the Fund was reimbursed approximately $4,026,766 for such operating expenses. The Expense Reimbursement
Agreement could be terminated at any time by the mutual agreement of the Fund, AAL/LB and
LBVIP, but the Fund, AAL/LB and LBVIP currently contemplate that the Expense Reimbursement
Agreement will continue so long as the Fund remains in existence. If the Expense
Reimbursement Agreement were terminated, the Fund would be required to pay these operating expenses, which would reduce the net investment return on the shares of the Fund held by the Subaccounts of the Variable Account.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes attributable to the Variable Account because we do not currently make any such charges. However, such charges may be made in the future and, in that event, the gross annual investment return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits and values illustrated. (See section entitled "FEDERAL TAX MATTERS" in the Prospectus.)

The tables illustrate the Contract values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Contract loans have been made. The tables are also based on the assumptions that the Contract Owner has not requested an increase or decrease in the Face Amount, that no partial surrenders have been made.

Upon request, we will provide a comparable illustration based upon the proposed Insured's age, gender (except for Contracts issued in the state of Montana) and premium class, the
Death Benefit Option, Face Amount, Scheduled Premium and any available riders requested.
Montana has enacted legislation that requires that cost of insurance rates applicable to
Contracts purchased in Montana cannot vary on the basis of the insured's gender.

See Appendix E for Illustrations of Death Benefits, Accumulated Values and Cash Surrender
Values on VUL 1 contracts.

                    AID ASSOCIATION FOR LUTHERANS/LUTHERAN BROTHERHOOD
                          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
        Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                            Option A-Varying Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return: 0%

      [1]         [2]        [3]          [4]         [5]         [6]         [7]          [8]
               Premiums         Assuming Guaranteed Costs (1)(2)       Assuming Current Costs (1)(2)
               Accumul.         -------------------------------------------------------------------
     End of      at 5%                                 Cash                              Cash
     Cont      Interest     Death      Accumulated   Surrender  Death    Accumulated   Surrender
     Year      Per Year     Benefit      Value         Value    Benefit    Value         Value
     ---------------------------------------------------------------------------------------------
      1         1,050      100,603        603             0*   100,629       629             0*
      2         2,152      101,187      1,187           239    101,251     1,251           303
      3         3,310      101,752      1,752           864    101,856     1,856           968
      4         4,525      102,299      2,299         1,471    102,453     2,453         1,625
      5         5,801      102,827      2,827         2,059    103,033     3,033         2,265
      6         7,142      103,337      3,337         2,646    103,606     3,606         2,915
      7         8,549      103,817      3,817         3,203    104,173     4,173         3,559
      8        10,026      104,279      4,279         3,741    104,723     4,723         4,185
      9        11,577      104,712      4,712         4,251    105,266     5,266         4,805
     10        13,206      105,116      5,116         4,732    105,792     5,702         5,408
     11        14,917      105,479      5,479         5,172    106,301     6,301         5,994
     12        16,712      105,803      5,803         5,573    106,780     6,780         6,550
     13        18,598      106,098      6,098         5,944    107,231     7,231         7,077
     14        20,578      106,355      6,355         6,278    107,653     7,653         7,576
     15        22,657      106,573      6,573         6,573    108,047     8,047         8,047
     16        24,840      106,812      6,812         6,812    108,472     8,472         8,472
     17        27,132      107,001      7,001         7,001    108,846     8,846         8,846
     18        29,539      107,128      7,128         7,128    109,168     9,168         9,168
     19        32,065      107,195      7,195         7,195    109,439     9,439         9,439
     20        34,719      107,189      7,189         7,189    109,671     9,671         9,671
     Age
     60        50,113      105,923      5,923         5,923    110,118    10,118        10,118
     65        69,760      101,616      1,616         1,616    108,933     8,933         8,933
     70        94,836      100,000          0             0*   105,105     5,105         5,105
     74       119,799            0          0             0          0         0             0

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash
    Surrender Value.

  * Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age
    71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee
    Premium for this Contract.

For Contracts issued in New York, based on (1) and (2) above, the Death Benefit Guarantee is in effect until Attained Age 66. Therefore, the Contract will lapse at that time and the values shown beyond Attained Age 66 do not apply.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown, and will depend on a  number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The
Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average
0% over a period of years, but also fluctuated above or below the average for individual
Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                      AID ASSOCIATION FOR LUTHERANS/LUTHERAN BROTHERHOOD
                          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
        Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                             Option B-Level Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return: 0%

      [1]         [2]        [3]          [4]         [5]         [6]         [7]          [8]
               Premiums         Assuming Guaranteed Costs (1)(2)       Assuming Current Costs (1)(2)
               Accumul.         --------------------------------------------------------------------
     End of      at 5%                                 Cash                              Cash
     Cont      Interest     Death      Accumulated   Surrender  Death    Accumulated   Surrender
     Year      Per Year     Benefit      Value         Value    Benefit    Value         Value
    ---------------------------------------------------------------------------------------------
      1         1,050      100,000        604            0 *   100,000       630             0 *
      2         2,152      100,000      1,191           243    100,000     1,254           306
      3         3,310      100,000      1,759           871    100,000     1,861           973
      4         4,525      100,000      2,310         1,482    100,000     2,463         1,635
      5         5,801      100,000      2,845         2,077    100,000     3,047         2,279
      6         7,142      100,000      3,362         2,671    100,000     3,626         2,935
      7         8,549      100,000      3,851         3,237    100,000     4,200         3,586
      8        10,026      100,000      4,324         3,786    100,000     4,757         4,219
      9        11,577      100,000      4,770         4,309    100,000     5,310         4,849
     10        13,206      100,000      5,190         4,806    100,000     5,846         5,462
     11        14,917      100,000      5,572         5,265    100,000     6,367         6,060
     12        16,712      100,000      5,917         5,687    100,000     6,860         6,630
     13        18,598      100,000      6,237         6,083    100,000     7,328         7,174
     14        20,578      100,000      6,522         6,445    100,000     7,770         7,693
     15        22,657      100,000      6,770         6,770    100,000     8,187         8,187
     16        24,840      100,000      7,044         7,044    100,000     8,638         8,638
     17        27,132      100,000      7,272         7,272    100,000     9,043         9,043
     18        29,539      100,000      7,444         7,444    100,000     9,402         9,402
     19        32,065      100,000      7,559         7,559    100,000     9,716         9,716
     20        34,719      100,000      7,609         7,609    100,000     9,996         9,996
     Age
     60        50,113      100,000      6,695         6,695    100,000    10,763        10,763
     65        69,760      100,000      2,773         2,773    100,000    10,062        10,062
     70        94,836      100,000          0            0 *   100,000     6,848         6,848
     75       126,839            0          0            0           0         0             0

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender
    Value.

  * Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age
    71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee
    Premium for this Contract.

For contracts issued in New York, based on (1) and (2) above, the Death Benefit Guarantee is in effect until Attained Age 66. Therefore, the Contract will lapse at that time and the values shown beyond Attained Age 66 do not apply.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The
Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average
0% over a period of years, but also fluctuated above or below the average for individual
Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                      AID ASSOCIATION FOR LUTHERANS/LUTHERAN BROTHERHOOD
                          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
        Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                            Option A-Varying Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return: 6%

      [1]         [2]        [3]          [4]         [5]         [6]         [7]          [8]
               Premiums         Assuming Guaranteed Costs (1)(2)       Assuming Current Costs (1)(2)
               Accumul.         -------------------------------------------------------------------
     End of      at 5%                                 Cash                              Cash
     Cont      Interest     Death      Accumulated   Surrender  Death    Accumulated   Surrender
     Year      Per Year     Benefit      Value         Value    Benefit    Value         Value
    ---------------------------------------------------------------------------------------------
      1         1,050      100,649        649             0*   100,676       676             0*
      2         2,152      101,317      1,317           369    101,385     1,385           437
      3         3,310      102,005      2,005         1,117    102,118     2,118         1,230
      4         4,525      102,714      2,714         1,886    102,886     2,886         2,058
      5         5,801      103,444      3,444         2,676    103,680     3,680         2,912
      6         7,142      104,197      4,197         3,506    104,514     4,514         3,823
      7         8,549      104,962      4,962         4,348    105,388     5,388         4,774
      8        10,026      105,751      5,751         5,213    106,294     6,294         5,756
      9        11,577      106,554      6,554         6,093    107,244     7,244         6,783
     10        13,206      107,370      7,370         6,986    108,229     8,229         7,845
     11        14,917      108,189      8,189         7,882    109,251     9,251         8,944
     12        16,712      109,010      9,010         8,780    110,298    10,298        10,068
     13        18,598      109,846      9,846         9,692    111,373    11,373        11,219
     14        20,578      110,685     10,685        10,608    112,476    12,476        12,399
     15        22,657      111,528     11,528        11,528    113,609    13,609        13,609
     16        24,840      112,436     12,436        12,436    114,835    14,835        14,835
     17        27,132      113,338     13,338        13,338    116,073    16,073        16,073
     18        29,539      114,223     14,223        14,223    117,323    17,323        17,323
     19        32,065      115,088     15,088        15,088    118,585    18,585        18,585
     20        34,719      115,922     15,922        15,922    119,874    19,874        19,874
     Age
     60        50,113      119,349     19,349        19,349    126,576    26,576        26,576
     65        69,760      120,107     20,107        20,107    133,263    33,263        33,263
     70        94,836      114,981     14,981        14,981    138,667    38,667        38,667
     75       126,839            0          0             0    140,136    40,136        40,136

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender
    Value.

  * Based on (1) and (2) above, the Death Benefit Guarantee is in effect. Therefore, the
    Contract remains in force even though the Cash Surrender Value is zero.  The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this
    Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund.  The
Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average
6% over a period of years, but also fluctuated above or below the average for individual
Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                     AID ASSOCIATION FOR LUTHERANS/LUTHERAN BROTHERHOOD
                          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
        Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                             Option B-Level Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return: 6%

      [1]         [2]        [3]          [4]         [5]         [6]         [7]          [8]
               Premiums         Assuming Guaranteed Costs (1)(2)       Assuming Current Costs (1)(2)
               Accumul.         -------------------------------------------------------------------
     End of      at 5%                                 Cash                              Cash
     Cont      Interest     Death      Accumulated   Surrender  Death    Accumulated   Surrender
     Year      Per Year     Benefit      Value         Value    Benefit    Value         Value
        ---------------------------------------------------------------------------------------------
      1         1,050      100,000        650             0*    100,000      677             0*
      2         2,152      100,000      1,321           373     100,000    1,388           440
      3         3,310      100,000      2,013         1,125     100,000    2,124         1,236
      4         4,525      100,000      2,728         1,900     100,000    2,897         2,069
      5         5,801      100,000      3,466         2,698     100,000    3,698         2,930
      6         7,142      100,000      4,230         3,539     100,000    4,540         3,849
      7         8,549      100,000      5,009         4,395     100,000    5,424         4,810
      8        10,026      100,000      5,815         5,277     100,000    6,343         5,805
      9        11,577      100,000      6,640         6,179     100,000    7,308         6,847
     10        13,206      100,000      7,483         7,099     100,000    8,311         7,927
     11        14,917      100,000      8,336         8,029     100,000    9,355         9,048
     12        16,712      100,000      9,199         8,969     100,000   10,431        10,201
     13        18,598      100,000     10,085         9,931     100,000   11,540        11,386
     14        20,578      100,000     10,985        10,908     100,000   12,685        12,608
     15        22,657      100,000     11,899        11,899     100,000   13,869        13,869
     16        24,840      100,000     12,890        12,890     100,000   15,156        15,156
     17        27,132      100,000     13,893        13,893     100,000   16,469        16,469
     18        29,539      100,000     14,896        14,896     100,000   17,812        17,812
     19        32,065      100,000     15,903        15,903     100,000   19,187        19,187
     20        34,719      100,000     16,904        16,904     100,000   20,607        20,607
     Age
     60        50,113      100,000     21,698        21,698     100,000   28,391        28,391
     65        69,760      100,000     25,290        25,290     100,000   37,370        37,370
     70        94,836      100,000     25,541        25,541     100,000   47,545        47,545
     75       126,839      100,000     17,610        17,610     100,000   58,917        58,917

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender
    Value.

  * Based on (1) and (2) above, the Death Benefit Guarantee is in effect. Therefore, the
    Contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this
    Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The
Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average
6% over a period of years, but also fluctuated above or below the average for individual
Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                     AID ASSOCIATION FOR LUTHERANS/Lutheran Brotherhood
                          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
        Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                            Option A-Varying Death Benefit Option
              Assumed Hypothetical Gross Annual Investment Rate of Return: 12%

      [1]         [2]        [3]          [4]         [5]         [6]         [7]          [8]
               Premiums         Assuming Guaranteed Costs (1)(2)       Assuming Current Costs (1)(2)
               Accumul.         --------------------------------------------------------------------
     End of      at 5%                                 Cash                              Cash
     Cont      Interest     Death      Accumulated   Surrender  Death    Accumulated   Surrender
     Year      Per Year     Benefit      Value         Value    Benefit    Value         Value
    ---------------------------------------------------------------------------------------------
      1         1,050       100,695       695             0*    100,723      723             0*
      2         2,152       101,453     1,453           505     101,525    1,525           577
      3         3,310       102,280     2,280         1,392     102,403    2,403         1,515
      4         4,525       103,184     3,184         2,356     103,376    3,376         2,548
      5         5,801       104,173     4,173         3,405     104,443    4,443         3,675
      6         7,142       105,256     5,256         4,565     105,628    5,628         4,937
      7         8,549       106,430     6,430         5,816     106,941    6,941         6,327
      8        10,026       107,719     7,719         7,181     108,386    8,386         7,848
      9        11,577       109,121     9,121         8,660     109,989    9,989         9,528
     10        13,206       110,649    10,649        10,265     111,754   11,754        11,370
     11        14,917       112,304    12,304        11,997     113,700   13,700        13,393
     12        16,712       114,100    14,100        13,870     115,834   15,834        15,604
     13        18,598       116,065    16,065        15,911     118,176   18,176        18,022
     14        20,578       118,204    18,204        18,127     120,748   20,748        20,671
     15        22,657       120,535    20,535        20,535     123,577   23,577        23,577
     16        24,840       123,144    23,144        23,144     126,754   26,754        26,754
     17        27,132       125,984    25,984        25,984     130,228   30,228        30,228
     18        29,539       129,067    29,067        29,067     134,031   34,031        34,031
     19        32,065       132,420    32,420        32,420     138,200   38,200        38,200
     20        34,719       136,060    36,060        36,060     142,787   42,787        42,787
     Age
     60        50,113       159,535    59,535        59,535     173,598   73,598        73,598
     65        69,760       194,637    94,637        94,637     223,278  123,278       123,278
     70        94,836       246,276   146,276       146,276     303,226  203,226       203,226
     75       126,839       321,052   221,052       221,052     431,458  331,458       331,458

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender
    Value.

  * Based on (1) and (2) above, the Death Benefit Guarantee is in effect. Therefore, the
    Contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this
    Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The
Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average
12% over a period of years, but also fluctuated above or below the average for individual
Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                     AID ASSOCIATION FOR LUTHERANS/LUTHERAN BROTHERHOOD
                          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
        Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                             Option B-Level Death Benefit Option
              Assumed Hypothetical Gross Annual Investment Rate of Return: 12%

      [1]         [2]        [3]          [4]         [5]         [6]         [7]          [8]
               Premiums         Assuming Guaranteed Costs (1)(2)       Assuming Current Costs (1)(2)
               Accumul.         --------------------------------------------------------------------
     End of      at 5%                                 Cash                              Cash
     Cont      Interest     Death      Accumulated   Surrender  Death    Accumulated   Surrender
     Year      Per Year     Benefit      Value         Value    Benefit    Value         Value
---------------------------------------------------------------------------------------------
      1         1,050       100,000       696             0*    100,000      724             0*
      2         2,152       100,000     1,457           509     100,000    1,529           581
      3         3,310       100,000     2,290         1,402     100,000    2,410         1,522
      4         4,525       100,000     3,201         2,373     100,000    3,389         2,561
      5         5,801       100,000     4,200         3,432     100,000    4,465         3,697
      6         7,142       100,000     5,298         4,607     100,000    5,661         4,970
      7         8,549       100,000     6,493         5,879     100,000    6,989         6,375
      8        10,026       100,000     7,808         7,270     100,000    8,454         7,916
      9        11,577       100,000     9,246         8,785     100,000   10,081         9,620
     10        13,206       100,000    10,821        10,437     100,000   11,878        11,494
     11        14,917       100,000    12,538        12,231     100,000   13,865        13,558
     12        16,712       100,000    14,413        14,183     100,000   16,051        15,821
     13        18,598       100,000    16,478        16,324     100,000   18,462        18,308
     14        20,578       100,000    18,743        18,666     100,000   21,122        21,045
     15        22,657       100,000    21,233        21,233     100,000   24,061        24,061
     16        24,840       100,000    24,039        24,039     100,000   27,377        27,377
     17        27,132       100,000    27,127        27,127     100,000   31,030        31,030
     18        29,539       100,000    30,521        30,521     100,000   35,065        35,065
     19        32,065       100,000    34,262        34,262     100,000   39,528        39,528
     20        34,719       100,000    38,387        38,387     100,000   44,479        44,479
     Age
     60        50,113       100,000    66,713        66,713     105,688   78,872        78,872
     65        69,760       139,709   114,516       114,516     166,692   136,633      136,633
     70        94,836       222,935   192,185       192,185     269,392   232,234      232,234
     75       126,839       341,131   318,814       318,814     418,223   390,862      390,862

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender
    Value.

  * Based on (1) and (2) above, the Death Benefit Guarantee is in effect. Therefore, the
    Contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this
    Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The
Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average
12% over a period of years, but also fluctuated above or below the average for individual
Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

DEFERRED ADMINISTRATIVE CHARGES
PER $1,000 OF FACE AMOUNT

The following tables include the maximum Deferred Administrative Charge Per $1,000 of Face
Amount that will apply under a Contract. The specific maximum charge applicable to a
Contract at issuance can be determined from the attached tables based upon the initial Face
Amount, the Insured's Attained Age at Contract issuance, and, except for Insureds with an
Attained Age under 18, the Insured's gender and whether the Insured is a tobacco user or not. For an Insured with an Attained Age under 18, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Tobacco User" or
"Non-Tobacco User".

In general, the maximum Deferred Administrative Charge applicable to a Contract will be determined from Table 1. The lower maximum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than $1,000,000. The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 or more. Subsequent requested increases in Face Amount result in a total Face Amount that equals or exceeds the next range of Face Amount will qualify for the lower maximum charges shown in Tables 2 or 3.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial
Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

As described in the Prospectus in the section entitled "CHARGES AND DEDUCTIONS-Accumulated
Value Charges-Decrease Charge", the sum of the Deferred Administrative Charge and the
Contingent Deferred Sales Charge will equal the Decrease Charge.

                                           TABLE 1
                               FACE AMOUNTS LESS THAN $500,000
     ---------------------------------------------------------------------------------------------
              Maximum Deferred Administrative Charges Per $1,000 of Face Amount
                             Standard
                           (Attained Age
      Attained Age          under 18)                    Tobacco User           Non Tobacco User
                          Male       Female            Male        Female       Male       Female
     ---------------------------------------------------------------------------------------------
           0-4           $7.20        $7.20
           5-9           $7.20        $7.20
         10-14           $7.20        $7.20
         15-17           $7.20        $7.20
         18-24                                       $ 9.00      $ 9.00       $ 5.40      $ 5.40
         25-29                                       $ 9.00      $ 9.00       $ 5.40      $ 5.40
         30-34                                       $10.80      $10.80       $ 7.20      $ 5.40
         35-39                                       $12.60      $10.80       $ 9.00      $ 5.40
         40-44                                       $14.40      $12.60       $10.80      $ 7.20
         45-49                                       $16.20      $12.60       $12.60      $ 7.20
         50-54                                       $18.00      $14.40       $14.40      $ 9.00
         55-59                                       $18.00      $14.40       $14.40      $10.80
         60-64                                       $18.00      $14.40       $14.40      $10.80
         65-69                                       $18.00      $14.40       $14.40      $10.80
         70-74                                       $18.00      $14.40       $14.40      $10.80
         75-79                                       $18.00      $14.40       $14.40      $10.80
         80-85                                       $18.00      $14.40       $14.40      $10.80

                                           TABLE 2
                 FACE AMOUNTS OF $500,000 OR MORE, BUT LESS THAN $1,000,000
     ---------------------------------------------------------------------------------------------
              Maximum Deferred Administrative Charges Per $1,000 of Face Amount
                             Standard
                           (Attained Age
      Attained Age          under 18)                    Tobacco User           Non Tobacco User
                          Male       Female            Male        Female       Male       Female
     ---------------------------------------------------------------------------------------------
           0-4           $1.80        $1.80
           5-9           $1.80        $1.80
         10-14           $1.80        $1.80
         15-17           $1.80        $1.80
         18-24                                       $ 3.60       $3.60        $1.80       $1.80
         25-29                                       $ 3.60       $3.60        $1.80       $1.80
         30-34                                       $ 5.40       $5.40        $3.60       $1.80
         35-39                                       $ 7.20       $5.40        $3.60       $1.80
         40-44                                       $ 9.00       $7.20        $5.40       $3.60
         45-49                                       $10.80       $7.20        $7.20       $3.60
         50-54                                       $12.60       $9.00       $10.80       $5.40
         55-59                                       $14.40       $9.00       $12.60       $5.40
         60-64                                       $16.20       $9.00       $14.40       $5.40
         65-69                                       $16.20       $9.00       $14.40       $5.40
         70-74                                       $16.20       $9.00       $14.40       $5.40
         75-79                                       $16.20       $9.00       $14.40       $5.40
        80-85                                        $16.20       $9.00       $14.40       $5.40

                                           TABLE 3
                             FACE AMOUNTS OF $1,000,000 OR MORE
     ---------------------------------------------------------------------------------------------
              Maximum Deferred Administrative Charges Per $1,000 of Face Amount
                             Standard
                           (Attained Age
      Attained Age          under 18)                    Tobacco User           Non Tobacco User
                          Male       Female            Male        Female       Male       Female
     ---------------------------------------------------------------------------------------------
          0-4           $1.80         $1.80
          5-9           $1.80         $1.80
        10-14           $1.80         $1.80
        15-17           $1.80         $1.80
         18-24                                       $1.80        $1.80       $1.80        $1.80
         25-29                                       $1.80        $1.80       $1.80        $1.80
         30-34                                       $3.60        $3.60       $1.80        $1.80
         35-39                                       $3.60        $3.60       $1.80        $1.80
         40-44                                       $5.40        $3.60       $3.60        $1.80
         45-49                                       $7.20        $3.60       $3.60        $1.80
         50-54                                       $9.00        $5.40       $5.40        $1.80
         55-59                                       $9.00        $5.40       $5.40        $1.80
         60-64                                       $9.00        $5.40       $5.40        $1.80
         65-69                                       $9.00        $5.40       $5.40        $1.80
         70-74                                       $9.00        $5.40       $5.40        $1.80
         75-79                                       $9.00        $5.40       $5.40        $1.80
        80-85                                        $9.00        $5.40       $5.40        $1.80

Appendix D
---------------------------------------------------------------------------------------------

Initial Monthly Administrative Charges Per $1,000 of Face Amount

The following tables include the Initial Monthly Administrative Charge for $1,000 of Face
Amount that will apply under a Contract. The specific charge applicable to a Contract at issuance can be determined from the attached tables based upon the initial Face Amount, the
Insured's Attained Age at Contract issuance, and, except for Insureds with an Attained Age under 18, the Insured's gender and whether the Insured is a tobacco user or not.  For an
Insured with an Attained Age under 18, reference should be made to the column entitled
"Standard" in each table, rather than to the columns entitled "Tobacco User" or
"Non-Tobacco User".

In general, the Initial Monthly Administrative Charge applicable to a Contract will be determined from Table 1. The lower maximum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than $1,000,000.  The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 or more.

If the Face Amount is increased, an additional Initial Monthly Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured's spouse is included in the original Contract or added subsequently, an additional Initial Monthly Charge will be calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse's Attained Age and tobacco user or non-tobacco user status on the effective date of the rider will be used.

Appendix D
---------------------------------------------------------------------------------------------

                                           TABLE 1
                               FACE AMOUNTS LESS THAN $500,000
     ---------------------------------------------------------------------------------------------
              Initial Monthly Administrative Charges Per $1,000 of Face Amount
                             Standard
                           (Attained Age
      Attained Age          under 18)                    Tobacco User           Non Tobacco User
                          Male       Female            Male        Female       Male       Female
     ---------------------------------------------------------------------------------------------
           0-4           $0.04        $0.04
           5-9           $0.04        $0.04
         10-14           $0.04        $0.04
         15-17           $0.04        $0.04
         18-24                                       $0.05        $0.05        $0.03       $0.03
         25-29                                       $0.05        $0.05        $0.03       $0.03
         30-34                                       $0.06        $0.06        $0.04       $0.03
         35-39                                       $0.07        $0.06        $0.05       $0.03
         40-44                                       $0.08        $0.07        $0.06       $0.04
         45-49                                       $0.09        $0.07        $0.07       $0.04
         50-54                                       $0.10        $0.08        $0.08       $0.05
         55-59                                       $0.10        $0.08        $0.08       $0.06
         60-64                                       $0.10        $0.08        $0.08       $0.06
         65-69                                       $0.10        $0.08        $0.08       $0.06
         70-74                                       $0.10        $0.08        $0.08       $0.06
         75-79                                       $0.10        $0.08        $0.08       $0.06
         80-86                                       $0.10        $0.08        $0.08       $0.06

                                           TABLE 2
                   FACE AMOUNTS $500,000 OR MORE, BUT LESS THAN $1,000,000
     ---------------------------------------------------------------------------------------------
              Initial Monthly Administrative Charges Per $1,000 of Face Amount
                             Standard
                           (Attained Age
      Attained Age          under 18)                    Tobacco User           Non Tobacco User
                          Male       Female            Male        Female       Male       Female
     ---------------------------------------------------------------------------------------------
           0-4           $0.01        $0.01
           5-9           $0.01        $0.01
         10-14           $0.01        $0.01
         15-17           $0.01        $0.01
         18-24                                        $0.02       $0.02        $0.01       $0.01
         25-29                                        $0.02       $0.02        $0.01       $0.01
         30-34                                        $0.03       $0.03        $0.02       $0.01
         35-39                                        $0.04       $0.03        $0.02       $0.01
         40-44                                        $0.05       $0.04        $0.03       $0.02
         45-49                                        $0.06       $0.04        $0.04       $0.02
         50-54                                        $0.07       $0.05        $0.06       $0.03
         55-59                                        $0.08       $0.05        $0.07       $0.03
         60-64                                        $0.09       $0.05        $0.08       $0.03
         65-69                                        $0.09       $0.05        $0.08       $0.03
         70-74                                        $0.09       $0.05        $0.08       $0.03
         75-79                                        $0.09       $0.05        $0.08       $0.03
         80-85                                        $0.09       $0.05        $0.08       $0.03

                                           TABLE 3
                             FACE AMOUNTS OF $1,000,000 OR MORE
     ---------------------------------------------------------------------------------------------
                      Initial Monthly Charges Per $1,000 of Face Amount
                             Standard
                           (Attained Age
      Attained Age          under 18)                    Tobacco User           Non Tobacco User
                          Male       Female            Male        Female       Male       Female
     ---------------------------------------------------------------------------------------------
          0-4            $0.01        $0.01
          5-9            $0.01        $0.01
         10-14           $0.01        $0.01
         15-17           $0.01        $0.01
         18-24                                        $0.01        $0.01       $0.01       $0.01
         25-29                                        $0.01        $0.01       $0.01       $0.01
         30-34                                        $0.02        $0.02       $0.01       $0.01
         35-39                                        $0.02        $0.02       $0.01       $0.01
         40-44                                        $0.03        $0.02       $0.02       $0.01
         45-49                                        $0.04        $0.02       $0.02       $0.01
         50-54                                        $0.05        $0.03       $0.03       $0.01
         55-59                                        $0.05        $0.03       $0.03       $0.01
         60-64                                        $0.05        $0.03       $0.03       $0.01
         65-69                                        $0.05        $0.03       $0.03       $0.01
         70-74                                        $0.05        $0.03       $0.03       $0.01
         75-79                                        $0.05        $0.03       $0.03       $0.01
         80-85                                        $0.05        $0.03       $0.03       $0.01

Appendix E
---------------------------------------------------------------------------------------------

Prior Contracts
Prior to May 1, 1997, LB issued another class of flexible premium variable life insurance contract ("prior contract" or "VUL 1" contracts).  Even though VUL 1 contracts are no longer issued, premium payments may still be made under the VUL 1 contracts.

The principal differences between the Contracts and the VUL 1 contracts relate to the charges, issue ages and maturity date, different ranges of Face Amounts, and the length of the Death Benefit Guarantee period.

Charges and Deductions
Generally speaking, the Decrease Charge under VUL 1 contracts is assessed for 10 years (120 months) as opposed to the Decrease Charge under the Contract, which is generally assessed for 15 years (180 months). In addition, the basic monthly administration charge for VUL 1 contracts is $4.00, as opposed to $10.00 for the Contract. The VUL 1 contracts also use different premium classes and may have different cost of insurance charges. The prospectus descriptions of the Decrease Charge, Monthly Administration Charges, Cost of Insurance Rate
and Premium Class are modified by the following discussion applicable to the VUL 1 contracts.

Decrease Charge
Decrease Charge. A deferred charge (the "Decrease Charge") will be deducted upon VUL 1 contract lapse or surrender, or in part upon a requested decrease in Face Amount, if these events occur before 120 Monthly Deductions have been made (that is, approximately ten years) following Contract issuance or a requested increase in Face Amount. The Decrease
Charge consists of a contingent deferred sales charge (the "Contingent Deferred Sales
Charge") and a deferred administrative charge (the "Deferred Administrative Charge"). The term "Decrease Charge" is used to describe this charge because, during the applicable
10-year period, the charge is imposed in connection with a decrease in the Face Amount, either as the result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).

For information concerning the Contingent Deferred Sales Charge, except for the figures based on a 15, as opposed to 10, year assessment period, see the discussion under the caption "Decrease Charge", commencing on page 30 of the Prospectus.

Deferred Administrative Charge. At the time of contract issuance for a VUL 1 contract, we computed a Deferred Administrative Charge. In general, this charge equals an amount per
$1,000 of Face Amount based upon the initial Face Amount, the Insured's Attained Age at
Contract issuance, and whether the Insured is a smoker or nonsmoker. For Insureds with an
Attained Age under 20, the Deferred Administrative Charge equals an amount per $1,000 of
Face Amount based upon the initial Face Amount and the Insured's Age at the time of VUL 1 contract issuance. The maximum Deferred Administrative Charge per $1,000 of Face Amount
will be determined from Appendix E-2. As shown in Appendix E-2, the Deferred Administrative
Charge per $1,000 of Face Amount will be less for VUL 1 contracts having a Face Amount at issuance that equals or exceeds $250,000.

The maximum Deferred Administrative Charge, as determined at the time of the VUL 1 contract issuance, will be reduced as Monthly Deductions are made. Beginning on the Date of Issue, and continuing on each Monthly Anniversary until 120 Monthly Deductions have been made, this Deferred Administrative Charge will be reduced in level amounts equal to approximately
..83% of the maximum Deferred Administrative Charge (or a 10% reduction of the maximum
Deferred Administrative Charge on an annual basis). In this way, the Deferred
Administrative Charge will be reduced to zero as of the Monthly Anniversary when the 120th
Monthly Deduction is made.

If the Face Amount is increased, a separate Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial
Face Amount, (except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase). The part of the Deferred Administrative Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Deferred
Administrative Charge. The maximum Deferred Administrative Charge for an increase will be determined on the effective date of the increase and will then be reduced in level amounts equal to .83% of the maximum Deferred Administrative Charge (or a 10% reduction of the maximum Deferred Administrative Charge on an annual basis) as Monthly Deductions are taken on the effective date of the increase and as of each succeeding Monthly Anniversary until
120 Monthly Deductions have been made after the effective date of the increase, when the
Deferred Administrative Charge on the increase will be reduced to zero.

For information concerning the method of deducting the Decrease Charge, see the discussion under the caption "Method of Deduction and Effect of Decrease Charge", commencing on page
33 of the Prospectus.

Monthly Deduction
Basic Monthly Administrative Charge. A basic monthly administrative charge of $4.00 is deducted from Accumulated Value on the Contract Date and each Monthly Anniversary as part of the Monthly Deduction.

Initial Monthly Administrative Charge. The Initial Monthly Administrative Charge is
deducted from Accumulated Value as part of the first 120 Monthly Deductions following
Contract issuance, commencing with the Monthly Deduction(s) collected on the Contract Date.
This monthly charge equals an amount per $1,000 of Face Amount based upon the Insured's
Attained Age at Contract issuance and, except for Insureds with an Attained Age at Contract issuance under 20, upon whether the Insured is a smoker or a nonsmoker. The Initial Monthly
Administrative Charge per $1,000 of Face Amount is determined from Appendix E-3. As shown in Appendix E-3, the Initial Monthly Administrative Charge is less for Contracts having a
Face Amount at issuance that equals or exceeds $250,000.

If the Face Amount is increased, a separate Initial Monthly Administrative Charge will be deducted from Accumulated Value as part of the first 120 Monthly Deductions after the increase beginning with the Monthly Anniversary on which the increase becomes effective.
This separate Initial Monthly Administrative Charge will be determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase.

See the discussion under "Accumulated Value Charges - Decrease Charge - Amount of Deferred
Administrative Charge" in the Prospectus for application of the Deferred Administrative
Charge to spouse riders.

The issuance expenses covered by the Initial Monthly Administrative Charge are the same expenses covered by the Deferred Administrative Charge included in the Decrease Charge. We will not, however, be reimbursed twice for these expenses. If a Contract lapses or is totally surrendered during the 10-year period when the Initial Monthly Administrative
Charge applies, or if a requested decrease in Face Amount occurs during the 10-year period when the Initial Monthly Administrative Charge generally applies, the Initial Monthly
Administrative Charge will, in effect, generally be "accelerated" and collected in the form of the Deferred Administrative Charge included in the Decrease Charge.

Because the Deferred Administrative Charge included in the Decrease Charge is in effect an
"acceleration" of the Initial Monthly Administrative Charge, the imposition of the Deferred
Administrative Charge will generally eliminate or reduce the Initial Monthly Administrative
Charge. If the Contract lapses or is totally surrendered during the 10-year period when the
Initial Monthly Administrative Charge applies so that the Decrease Charge is imposed, the
Initial Monthly Administrative Charge will not be collected. If the Face Amount is decreased at the Contract Owner's request during this 10-year period so that the Decrease
Charge (including the Deferred Administrative Charge) is imposed in part, the Initial
Monthly Administrative Charge will be reduced because of the Deferred Administrative Charge imposed (being applied to reduce proportionately or eliminate the Initial Monthly
Administrative Charge attributable to that portion of the Face Amount covered by the
Decrease Charge).

If a Contract lapses and is then reinstated, the Initial Monthly Administrative Charge will be reinstated until a total of 120 Monthly Deductions have been taken. See "PAYMENT AND
ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement".

Cost of Insurance Rate
Under VUL 1 contracts, cost of insurance rates are based on the initial Face Amount and the gender, Attained Age and premium class of the Insured. The actual monthly cost of insurance rates will be based on our expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the VUL 1 contract. These guaranteed rates are based on the Insured's Attained Age and the 1980
Commissioners Standard Ordinary Mortality Table. Any change in the cost of insurance rates will generally apply to all persons of the same Attained Age, gender and premium class. In general, the actual cost of insurance rate will be lower for VUL 1 contracts having a Face
Amount at issuance or after a requested increase that equals or exceeds $250,000.

Premium Class
Under VUL 1 contracts, Insureds were placed into standard premium classes and into substandard premium classes, which involve a higher mortality risk. In an otherwise identical VUL 1 contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a premium class with higher mortality risks. The premium classes are also divided into two categories: smokers and nonsmokers. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers. Any Insured with an Attained Age at issuance under 20 will not be classified initially as a smoker or nonsmoker and then will be classified as a smoker at Attained Age
20 unless the Insured provides satisfactory evidence that the Insured is a nonsmoker. (We will provide notice to the Contract Owner of the opportunity for the Insured to be classified as a nonsmoker when the Insured reaches Attained Age 20.)

Maturity Date
As long as VUL 1 contracts remain in force, VUL 1 contracts provide life insurance coverage on the named Insured up to the Insured's Attained Age 96.  The Maturity Date under VUL 1 contracts is the Contract Anniversary on or next following the Insured's 96th birthday.  If the Insured is living on the Maturity Date of the VUL 1 contract, we will pay the
Accumulated Value for the VUL 1 contract on the Maturity Date, reduced by any Contract Debt and any unpaid Monthly Deductions and the VUL 1 contract will be terminated.  The Maturity
Date is shown in the VUL 1 contract.

Issue Age and Minimum Face Amounts
VUL 1 contracts were issued only on Insureds with an Attained Age of 80 or less and who provide satisfactory evidence of insurability. The Minimum Face Amount of a VUL 1 contract was $50,000 for Insureds with an Attained Age of 20 through 50, and $25,000 for all other
Insureds.  The Minimum Face Amount for a requested increase is $10,000 and a VUL 1 contract owner may not increase the Face Amount after the Insured's Attained Age 80.

Ranges of Face Amounts
VUL 1 contracts have two ranges of Face Amounts: Face Amounts of less that $250,000; and
Face Amounts of $250,000 or more.

Death Benefit Guarantee Duration
For VUL 1 contracts, if sufficient premium payments have been made, the Death Benefit
Guarantee will apply until the latter of the Insured's Attained Age 71 and the Attained Age of the Insured at the end of a period ranging from 6 to 31 years after the Date of Issue.

Other Provisions
Under VUL 1 contracts, a loan request must be made in a minimum amount of $100.

Sales and Other Agreements
For VUL 1 contracts with an initial Face Amount greater than or equal to $1,000,000, during the first Contract Year after issue or following an increase in Face Amount, the commissions will be not more than 40% of the applicable Death Benefit Guarantee Premium.

Illustration of Death Benefits, Accumulated Values and Cash Surrender Values For VUL 1 Contracts
The following tables illustrate how the Death Benefits, Accumulated Values and Cash
Surrender Values of a VUL 1 contract may change with the investment experience of the
Variable Account. The tables show how the Death Benefits, Accumulated Values and Cash
Surrender Values of a VUL 1 contract issued to an Insured of a given age (who pays a
Scheduled Premium of $1,000) would vary over time if the investment return on the assets held in each Portfolio of the Fund were a uniform, gross, after-tax annual rate of 0 percent, 6 percent and 12 percent. The tables in Appendix E-1 illustrate a VUL 1 contract issued to a male age 35 in the nonsmoker premium class. The Death Benefits, Accumulated
Values and Cash Surrender Values would be lower if the Insured were in a substandard premium class or if the Insured were a smoker because the cost of insurance would be increased. Also, the Death Benefits, Accumulated Values and Cash Surrender Values would be different from those shown if the gross annual investment returns averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual Contract Years.

The second column of the tables shows the Accumulated Value of the premiums paid at a 5%
interest rate. The third and sixth columns illustrate the Death Benefit of a VUL 1 contract over the designated period. The fourth and seventh columns illustrate the Accumulated Value of the VUL 1 contract over the designated period. (The Accumulated Value is the total amount held under a VUL 1 contract at any time.) The fifth and eighth columns illustrate the Cash Surrender Value of a VUL 1 contract over the designated period. (The Cash
Surrender Value is equal to the Accumulated Value less any Decrease Charge, Contract Debt
(assumed to be 0 in these illustrations) and unpaid Monthly Deductions (also assumed to be
0 in these illustrations).) The sixth through the eighth columns assume that throughout the life of the VUL 1 contract, the monthly charge for the cost of insurance is based on the current cost of insurance rates and the current Mortality and Expense Risk Charge. The third through the fifth columns assume that the Mortality and Expense Risk Charge, the premium processing charge, and the monthly charge for the cost of insurance are based on the maximum level permitted under the VUL 1 contract. These maximum allowable cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Table.
Because the Death Benefit values vary depending on the Death Benefit Option in effect,
Option A and Option B are illustrated separately. (Option A provides for a Death Benefit equal to the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value and Option B provides for a Death Benefit equal to the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated
Value.)

Any amounts held in the Loan Account would not participate in the investment experience illustrated in these tables. Instead, such amounts will be credited with interest as described in the Prospectus in the section entitled, "CONTRACT RIGHTS-Loan Privileges".

The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values for the
VUL 1 contract reflect the fact that the net investment return of the Subaccounts of the
Variable Account is lower than the gross, after-tax return on the assets held in the Fund as a result of the advisory fee paid by the Fund and charges made against the Subaccounts.
The values shown take into account the following fees and charges: the daily investment advisory fee paid by the Fund, which is assumed to be equivalent to an annual rate of .46%
of the aggregate average daily net assets of the Fund, based on the following fees: Growth
(0.40%); High Yield (0.40%); Income (0.40%); Money Market (0.40%); Opportunity Growth
(0.40%); Mid Cap Growth (0.40%); and World Growth (0.85%); and the daily charge to each
Subaccount for assuming mortality and expense risks, which is equivalent to a charge at an annual current rate of .60% of the average assets of the Subaccounts and which is guaranteed never to exceed an annual rate of .75%. After deduction of these amounts, the illustrated gross annual investment rates of return 0%, 6% and 12% correspond to (a) net annual rates of -1.21%, 4.79% and 10.79%, respectively, assuming an advisory fee of .46%
and a Mortality and Expense Risk Charge of .75% and (b) net annual rates of -1.06%, 4.94%
and 10.94%, respectively, assuming an advisory fee of .46% and a Mortality and Expense Risk
Charge of .60%.

The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values do not
reflect a deduction for operating expenses of the Fund, other than the investment advisory fee, because AAL/LB and LBVIP have agreed to reimburse the Fund for these operating expenses pursuant to a separate written agreement (the "Expense Reimbursement Agreement").
For the fiscal year of the Fund ended December 31, 2001, the Fund was reimbursed approximately $4,026,766 for such operating expenses. The Expense Reimbursement Agreement could be terminated at any time by the mutual agreement of the Fund, AAL/LB and LBVIP, but the Fund, AAL/LB and LBVIP currently contemplate that the Expense Reimbursement Agreement will continue so long as the Fund remains in existence. If the Expense Reimbursement
Agreement were terminated, the Fund would be required to pay these operating expenses, which would reduce the net investment return on the shares of the Fund held by the
Subaccounts of the Variable Account.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes attributable to the Variable Account because we do not currently make any such charges. However, such charges may be made in the future and, in that event, the gross annual investment return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits and values illustrated. (See section entitled "FEDERAL TAX MATTERS" in the Prospectus.)
The tables illustrate the VUL 1 contract values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net
Premiums are allocated to the Variable Account and if no Contract loans have been made. The tables are also based on the assumptions that the Contract Owner has not requested an increase or decrease in the Face Amount, that no partial surrenders have been made and that no transfers above two have been made in any Contract Year.

Upon request, we will provide a comparable illustration based upon the proposed Insured's age, gender (except for Contracts issued in the state of Montana) and premium class, the
Death Benefit Option, Face Amount, Scheduled Premium and any available riders requested.
Montana has enacted legislation that requires that cost of insurance rates applicable to
Contracts purchased in Montana cannot vary on the basis of the insured's gender.

                     AID ASSOCIATION FOR LUTHERANS/LUTHERAN BROTHERHOOD
                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
        Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                            Option A-Varying Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return: 0%

      [1]         [2]        [3]          [4]         [5]         [6]         [7]          [8]
               Premiums         Assuming Guaranteed Costs (1)(2)       Assuming Current Costs (1)(2)
               Accumul.         -------------------------------------------------------------------
     End of      at 5%                                 Cash                              Cash
     Cont      Interest     Death      Accumulated   Surrender  Death    Accumulated   Surrender
     Year      Per Year     Benefit      Value         Value    Benefit    Value         Value
    ---------------------------------------------------------------------------------------------
      1         1,050      100,674        674            62    100,712       712           100
      2         2,152      101,329      1,329           765    101,406     1,406           842
      3         3,310      101,965      1,965         1,449    102,080     2,080         1,564
      4         4,525      102,580      2,580         2,112    102,735     2,735         2,267
      5         5,801      103,176      3,176         2,756    103,371     3,371         2,951
      6         7,142      103,754      3,754         3,418    103,989     3,989         3,653
      7         8,549      104,300      4,300         4,048    104,588     4,588         4,336
      8        10,026      104,828      4,828         4,660    105,169     5,169         5,001
      9        11,577      105,326      5,326         5,242    105,732     5,732         5,648
     10        13,206      105,794      5,794         5,794    106,277     6,277         6,277
     11        14,917      106,280      6,280         6,280    106,841     6,841         6,841
     12        16,712      106,725      6,725         6,725    107,374     7,374         7,374
     13        18,598      107,141      7,141         7,141    107,878     7,878         7,878
     14        20,578      107,516      7,516         7,516    108,353     8,353         8,353
     15        22,657      107,851      7,851         7,851    108,788     8,788         8,788
     16        24,840      108,146      8,146         8,146    109,182     9,182         9,182
     17        27,132      108,391      8,391         8,391    109,537     9,537         9,537
     18        29,539      108,573      8,573         8,573    109,852     9,852         9,852
     19        32,065      108,693      8,693         8,693    110,104    10,104        10,104
     20        34,719      108,741      8,741         8,741    110,294    10,294        10,294
     Age
     60        50,113      107,732      7,732         7,732    110,126    10,126        10,126
     65        69,760      103,669      3,669         3,669    107,766     7,766         7,766
     70        94,836      100,000          0             0*   102,146     2,146         2,146
     72       106,709            0          0             0          0         0             0

(1) Assumes a  $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash
    Surrender Value.

  * Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age
    71. Therefore, the VUL 1 contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee
    Premium for this VUL 1 contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The
Death Benefit Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                     AID ASSOCIATION FOR LUTHERANS/LUTHERAN BROTHERHOOD
                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
        Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                             Option B-Level Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return: 0%

      [1]         [2]        [3]          [4]         [5]         [6]         [7]          [8]
               Premiums         Assuming Guaranteed Costs (1)(2)       Assuming Current Costs (1)(2)
               Accumul.         -------------------------------------------------------------------
     End of      at 5%                                 Cash                              Cash
     Cont      Interest     Death      Accumulated   Surrender  Death    Accumulated   Surrender
     Year      Per Year     Benefit      Value         Value    Benefit    Value         Value
    ---------------------------------------------------------------------------------------------
      1         1,050      100,000        676            64    100,000       713           101
      2         2,152      100,000      1,333           769    100,000     1,409           845
      3         3,310      100,000      1,972         1,456    100,000     2,086         1,570
      4         4,525      100,000      2,594         2,126    100,000     2,746         2,278
      5         5,801      100,000      3,197         2,777    100,000     3,389         2,969
      6         7,142      100,000      3,783         3,447    100,000     4,014         3,678
      7         8,549      100,000      4,340         4,088    100,000     4,623         4,371
      8        10,026      100,000      4,881         4,713    100,000     5,215         5,047
      9        11,577      100,000      5,394         5,310    100,000     5,791         5,707
     10        13,206      100,000      5,880         5,880    100,000     6,351         6,351
     11        14,917      100,000      6,388         6,388    100,000     6,932         6,932
     12        16,712      100,000      6,857         6,857    100,000     7,487         7,487
     13        18,598      100,000      7,301         7,301    100,000     8,015         8,015
     14        20,578      100,000      7,709         7,709    100,000     8,518         8,518
     15        22,657      100,000      8,080         8,080    100,000     8,985         8,985
     16        24,840      100,000      8,416         8,416    100,000     9,416         9,416
     17        27,132      100,000      8,707         8,707    100,000     9,813         9,813
     18        29,539      100,000      8,942         8,942    100,000    10,175        10,175
     19        32,065      100,000      9,121         9,121    100,000    10,481        10,481
     20        34,719      100,000      9,235         9,235    100,000    10,734        10,734
     Age
     60        50,113      100,000      8,661         8,661    100,000    11,004        11,004
     65        69,760      100,000      5,147         5,147    100,000     9,267         9,267
     70        94,836      100,000          0             0*   100,000     4,287         4,287
     73       113,095            0          0             0          0         0             0

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash
    Surrender Value.

  * Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age
    71. Therefore, the VUL 1 contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee
    Premium for this VUL 1 contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The
Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                     AID ASSOCIATION FOR LUTHERANS/LUTHERAN BROTHERHOOD
                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
        Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                            Option A-Varying Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return: 6%

      [1]         [2]        [3]          [4]         [5]         [6]         [7]          [8]
               Premiums         Assuming Guaranteed Costs (1)(2)       Assuming Current Costs (1)(2)
               Accumul.         -------------------------------------------------------------------
     End of      at 5%                                 Cash                              Cash
     Cont      Interest     Death      Accumulated   Surrender  Death    Accumulated   Surrender
     Year      Per Year     Benefit      Value         Value    Benefit    Value         Value
    ---------------------------------------------------------------------------------------------
      1         1,050      100,723        723           111    100,762       762           150
      2         2,152      101,469      1,469           905    101,550     1,550           986
      3         3,310      102,238      2,238         1,722    102,364     2,364         1,848
      4         4,525      103,031      3,031         2,563    103,206     3,206         2,738
      5         5,801      103,851      3,851         3,431    104,078     4,078         3,658
      6         7,142      104,698      4,698         4,362    104,981     4,981         4,645
      7         8,549      105,560      5,560         5,308    105,916     5,916         5,664
      8        10,026      106,452      6,452         6,284    106,884     6,884         6,716
      9        11,577      107,362      7,362         7,278    107,889     7,889         7,805
     10        13,206      108,291      8,291         8,291    108,931     8,931         8,931
     11        14,917      109,289      9,289         9,289    110,049    10,049        10,049
     12        16,712      110,298     10,298        10,298    111,197    11,197        11,197
     13        18,598      111,331     11,331        11,331    112,378    12,378        12,378
     14        20,578      112,377     12,377        12,377    113,593    13,593        13,593
     15        22,657      113,436     13,436        13,436    114,831    14,831        14,831
     16        24,840      114,510     14,510        14,510    116,094    16,094        16,094
     17        27,132      115,585     15,585        15,585    117,382    17,382        17,382
     18        29,539      116,651     16,651        16,651    118,697    18,697        18,697
     19        32,065      117,707     17,707        17,707    120,015    20,015        20,015
     20        34,719      118,740     18,740        18,740    121,338    21,338        21,338
     Age
     60        50,113      123,317     23,317        23,317    127,782    27,782        27,782
     65        69,760      125,529     25,529        25,529    133,444    33,444        33,444
     70        94,836      122,242     22,242        22,242    136,767    36,767        36,767
     75       126,839      108,018      8,018         8,018    134,556    34,556        34,556

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash
    Surrender Value.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The
Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                     AID ASSOCIATION FOR LUTHERANS/LUTHERAN BROTHERHOOD
                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
        Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                             Option B-Level Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return: 6%

      [1]         [2]        [3]          [4]         [5]         [6]         [7]          [8]
               Premiums         Assuming Guaranteed Costs (1)(2)       Assuming Current Costs (1)(2)
               Accumul.         --------------------------------------------------------------------
     End of      at 5%                                 Cash                              Cash
     Cont      Interest     Death      Accumulated   Surrender  Death    Accumulated   Surrender
     Year      Per Year     Benefit      Value         Value    Benefit    Value         Value
    ---------------------------------------------------------------------------------------------
      1         1,050      100,000        724           112    100,000       763           151
      2         2,152      100,000      1,473           909    100,000     1,553           989
      3         3,310      100,000      2,247         1,731    100,000     2,372         1,856
      4         4,525      100,000      3,048         2,580    100,000     3,220         2,752
      5         5,801      100,000      3,877         3,457    100,000     4,100         3,680
      6         7,142      100,000      4,736         4,400    100,000     5,014         4,678
      7         8,549      100,000      5,614         5,362    100,000     5,963         5,711
      8        10,026      100,000      6,526         6,358    100,000     6,949         6,781
      9        11,577      100,000      7,462         7,378    100,000     7,975         7,891
     10        13,206      100,000      8,422         8,422    100,000     9,043         9,043
     11        14,917      100,000      9,459         9,459    100,000    10,194        10,194
     12        16,712       100,000    10,516        10,516    100,000    11,383        11,383
     13        18,598       100,000    11,606        11,606    100,000    12,613        12,613
     14        20,578       100,000    12,721        12,721    100,000    13,886        13,886
     15        22,657       100,000    13,863        13,863    100,000    15,196        15,196
     16        24,840       100,000    15,033        15,033    100,000    16,544        16,544
     17        27,132       100,000    16,225        16,225    100,000    17,935        17,935
     18        29,539       100,000    17,429        17,429    100,000    19,371        19,371
     19        32,065       100,000    18,649        18,649    100,000    20,836        20,836
     20        34,719       100,000    19,877        19,877    100,000    22,334        22,334
     Age
     60        50,113       100,000    26,065        26,065    100,000    30,286        30,286
     65        69,760       100,000    31,705        31,705    100,000    39,147        39,147
     70        94,836       100,000    35,273        35,273    100,000    48,946        48,946
     75       126,839       100,000    33,502        33,502    100,000    59,656        59,656

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash
    Surrender Value.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The
Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                     AID ASSOCIATION FOR LUTHERANS/LUTHERAN BROTHERHOOD
                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
        Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                            Option A-Varying Death Benefit Option
              Assumed Hypothetical Gross Annual Investment Rate of Return: 12%

      [1]         [2]        [3]          [4]         [5]         [6]         [7]          [8]
               Premiums         Assuming Guaranteed Costs (1)(2)       Assuming Current Costs (1)(2)
               Accumul.         --------------------------------------------------------------------
     End of      at 5%                                 Cash                              Cash
     Cont      Interest     Death      Accumulated   Surrender  Death    Accumulated   Surrender
     Year      Per Year     Benefit      Value         Value    Benefit    Value         Value
    ---------------------------------------------------------------------------------------------
      1         1,050      100,771        771           159    100,812       812           200
      2         2,152      101,614      1,614         1,050    101,700     1,700         1,136
      3         3,310      102,535      2,535         2,019    102,673     2,673         2,157
      4         4,525      103,542      3,542         3,074    103,739     3,739         3,271
      5         5,801      104,646      4,646         4,226    104,910     4,910         4,490
      6         7,142      105,856      5,856         5,520    106,196     6,196         5,860
      7         8,549      107,171      7,171         6,919    107,610     7,610         7,358
      8        10,026      108,616      8,616         8,448    109,166     9,167         8,999
      9        11,577      110,191     10,191        10,107    110,880    10,880        10,796
     10        13,206      111,911     11,911        11,911    112,769    12,769        12,769
     11        14,917      113,842     13,842        13,842    114,890    14,890        14,890
     12        16,712      115,943     15,943        15,943    117,218    17,218        17,218
     13        18,598      118,246     18,246        18,246    119,775    19,775        19,775
     14        20,578      120,760     20,760        20,760    122,586    22,586        22,586
     15        22,657      123,507     23,507        23,507    125,668    25,668        25,668
     16        24,840      126,513     26,513        26,513    129,048    29,048        29,048
     17        27,132      129,793     29,793        29,793    132,761    32,761        32,761
     18        29,539      133,363     33,363        33,363    136,842    36,842        36,842
     19        32,065      137,256     37,256        37,256    141,306    41,306        41,306
     20        34,719      141,493     41,493        41,493    146,196    46,196        46,196
     Age
     60        50,113      169,079     69,079        69,079    178,588    78,588        78,588
     65        69,760      211,045    111,045       111,045     230,109  130,109       130,109
     70        94,836      274,151    174,151       174,151     312,275  212,275       212,275
     75       126,839      368,096    268,096       268,096     443,079  343,079       343,079

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash
    Surrender Value.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The
Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                     AID ASSOCIATION FOR LUTHERANS/LUTHERAN BROTHERHOOD
                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
        Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                             Option B-Level Death Benefit Option
              Assumed Hypothetical Gross Annual Investment Rate of Return: 12%

      [1]         [2]        [3]          [4]         [5]         [6]         [7]          [8]
               Premiums         Assuming Guaranteed Costs (1)(2)       Assuming Current Costs (1)(2)
               Accumul.         -------------------------------------------------------------------
     End of      at 5%                                 Cash                              Cash
     Cont      Interest     Death      Accumulated   Surrender  Death    Accumulated   Surrender
     Year      Per Year     Benefit      Value         Value    Benefit    Value         Value
    ---------------------------------------------------------------------------------------------
      1         1,050      100,000        773           161    100,000       813           201
      2         2,152      100,000      1,619         1,055    100,000     1,704         1,140
      3         3,310      100,000      2,545         2,029    100,000     2,682         2,166
      4         4,525      100,000      3,561         3,093    100,000     3,756         3,288
      5         5,801      100,000      4,677         4,257    100,000     4,937         4,517
      6         7,142      100,000      5,904         5,568    100,000     6,239         5,903
      7         8,549      100,000      7,244         6,992    100,000     7,673         7,421
      8        10,026      100,000      8,720         8,552    100,000     9,257         9,089
      9        11,577       100,000    10,336        10,252    100,000    11,006        10,922
     10        13,206       100,000    12,110        12,110    100,000    12,940        12,940
     11        14,917       100,000    14,110        14,110    100,000    15,119        15,119
     12        16,712       100,000    16,302        16,302    100,000    17,523        17,523
     13        18,598       100,000    18,719        18,719    100,000    20,176        20,176
     14        20,578       100,000    21,376        21,376    100,000    23,110        23,110
     15        22,657       100,000    24,304        24,304    100,000    26,347        26,347
     16        24,840       100,000    27,535        27,535    100,000    29,924        29,924
     17        27,132       100,000    31,097        31,097    100,000    33,883        33,883
     18        29,539       100,000    35,024        35,024    100,000    38,271        38,271
     19        32,065       100,000    39,361        39,361    100,000    43,124        43,124
     20        34,719       100,000    44,154        44,154    100,000    48,504        48,504
     Age
     60        50,113       103,597    77,311        77,311    115,002    85,822        85,822
     65        69,760       161,624   132,478       132,478    180,619   148,048       148,048
     70        94,836       257,419   221,913       221,913    290,722   250,622       250,622
     75       126,839       393,463   367,722       367,722    449,832   420,403       420,403

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made.  Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash
    Surrender Value.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The
Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

Appendix E-2
---------------------------------------------------------------------------------------------

DEFERRED ADMINISTRATIVE CHARGES PER $1,000 OF FACE AMOUNT VUL 1 CONTRACTS
The following tables include the maximum Deferred Administrative Charge Per $1,000 of Face
Amount that apply under a VUL 1 contract. The specific maximum charge applicable to a VUL 1 contract at issuance can be determined from the attached tables based upon the initial Face
Amount, the Insured's Attained Age at VUL 1 contract issuance, and, except for Insured's with an Attained Age under 20, whether the Insured is a smoker or nonsmoker. For an Insured with an Attained Age under 20, reference should be made to the column entitled "Standard"
in each table, rather than to the columns entitled "Smoker" or "Nonsmoker".

In general, the maximum Deferred Administrative Charge applicable to a VUL 1 contract is determined from Table 1. The lower maximum charges shown in Table 2 apply to VUL 1 contracts with a Face Amount that equals or exceeds $250,000 at issuance. Subsequent requested increases in Face Amount result in a total Face Amount that equals or exceeds
$250,000 will qualify for the lower maximum charges shown in Table 2.
If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial
Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

As described in the Prospectus in the section entitled "CHARGES AND DEDUCTIONS-Accumulated
Value Charges-Decrease Charge", the sum of the Deferred Administrative Charge and the
Contingent Deferred Sales Charge will equal the Decrease Charge.

                                           TABLE 1
                               FACE AMOUNTS LESS THAN $250,000
    ---------------------------------------------------------------------------------------------
              Maximum Deferred Administrative Charges Per $1,000 of Face Amount

    Attained Age at Date of Issuance           Standard
     or Effective Date of Requested          (Attained Age
        Increase, As Appropriate              under 20)                  Smoker        Nonsmoker
    ---------------------------------------------------------------------------------------------
                 0-4                            $3.60
                 5-9                            $3.60
               10-14                            $4.80
               15-19                            $4.80
               20-24                                                    $6.00           $4.80
               25-29                                                    $6.00           $4.80
               30-34                                                    $7.20           $4.80
               35-39                                                    $7.20           $4.80
               40-44                                                    $7.20           $6.00
               45-49                                                    $8.40           $6.00
               50-54                                                    $8.40           $7.20
               55-59                                                    $8.40           $7.20
               60-64                                                    $8.40           $8.40
               65-69                                                    $8.40           $8.40
               70-74                                                    $8.40           $8.40
               75-80                                                    $8.40           $8.40

                                           TABLE 2
                              FACE AMOUNTS OF $250,000 OR MORE
    ---------------------------------------------------------------------------------------------
              Maximum Deferred Administrative Charges Per $1,000 of Face Amount

    Attained Age at Date of Issuance           Standard
     or Effective Date of Requested          (Attained Age
        Increase, As Appropriate              under 20)                  Smoker        Nonsmoker
    ---------------------------------------------------------------------------------------------
                 0-4                            $2.40
                 5-9                            $3.60
               10-14                            $3.60
               15-19                            $3.60
               20-24                                                    $4.80           $3.60
               25-29                                                    $4.80           $3.60
               30-34                                                    $6.00           $3.60
               35-39                                                    $6.00           $3.60
               40-44                                                    $6.00           $4.80
               45-49                                                    $6.00           $4.80
               50-54                                                    $6.00           $6.00
               55-59                                                    $6.00           $6.00
               60-64                                                    $6.00           $6.00
               65-69                                                    $6.00           $6.00
               70-74                                                    $6.00           $6.00
               75-80                                                    $6.00           $6.00

Appendix E-3
---------------------------------------------------------------------------------------------

Initial Monthly Administrative Charges Per $1,000 of Face Amount VUL 1 Contracts
The following tables include the Initial Monthly Administrative Charge for $1,000 of Face
Amount that apply under a VUL 1 contract. The specific charge applicable to a VUL 1 contract at issuance can be determined from the attached tables based upon the initial Face
Amount, the Insured's Attained Age at contract issuance, and, except for Insureds with an
Attained Age under 20, whether the Insured is a smoker or nonsmoker.  For an Insured with an Attained Age under 20, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Smoker" or "Nonsmoker".

In general, the Initial Monthly Administrative Charge applicable to a VUL 1 contract is determined from Table 1. The lower charges shown in Table 2 apply to contracts with a Face
Amount that equals or exceeds $250,000 at issuance. Subsequent increases in Face Amount that result in a total Free Amount that equals or exceeds $250,000, will qualify for the lower charges shown in Table 2.
If the Face Amount is increased, an additional Initial Monthly Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured's spouse is included in the original contract or added subsequently, an additional Initial Monthly Administrative
Charge will be calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse's Attained Age and smoker or nonsmoker status on the effective date of the rider will be used.  For a spouse with an
Attained Age under 20, reference should be made to the column entitled "Standard", rather than to the columns entitled "Smoker" or "Nonsmoker". Spouse riders do not qualify for the lower rates in Table 2.

                                           TABLE 1
                             FACE AMOUNTS OF LESS THAN $250,000
    ---------------------------------------------------------------------------------------------
              Initial Monthly Administrative Charges Per $1,000 of Face Amount

    Attained Age at Date of Issuance           Standard
     or Effective Date of Requested          (Attained Age
        Increase, As Appropriate              under 20)                  Smoker        Nonsmoker
    ---------------------------------------------------------------------------------------------
                 0-4                            $0.03
                 5-9                            $0.03
               10-14                            $0.04
               15-19                            $0.04
               20-24                                                    $0.05           $0.04
               25-29                                                    $0.05           $0.04
               30-34                                                    $0.06           $0.04
               35-39                                                    $0.06           $0.04
               40-44                                                    $0.06           $0.05
               45-49                                                    $0.07           $0.05
               50-54                                                    $0.07           $0.06
               55-59                                                    $0.07           $0.06
               60-64                                                    $0.07           $0.07
               65-69                                                    $0.07           $0.07
               70-74                                                    $0.07           $0.07
               75-80                                                    $0.07           $0.07

                                           TABLE 2
                              FACE AMOUNTS OF $250,000 OR MORE
    ---------------------------------------------------------------------------------------------
              Initial Monthly Administrative Charges Per $1,000 of Face Amount

    Attained Age at Date of Issuance           Standard
     or Effective Date of Requested          (Attained Age
        Increase, As Appropriate              under 20)                  Smoker        Nonsmoker
    ---------------------------------------------------------------------------------------------
                 0-4                            $0.02
                 5-9                            $0.03
               10-14                            $0.03
               15-19                            $0.03
               20-24                                                    $0.04           $0.03
               25-29                                                    $0.04           $0.03
               30-34                                                    $0.05           $0.03
               35-39                                                    $0.05           $0.03
               40-44                                                    $0.05           $0.04
               45-49                                                    $0.05           $0.04
               50-54                                                    $0.05           $0.05
               55-59                                                    $0.05           $0.05
               60-64                                                    $0.05           $0.05
               65-69                                                    $0.05           $0.05
               70-74                                                    $0.05           $0.05
               75-80                                                    $0.05           $0.05

Part II

UNDERTAKINGS

Undertaking required by Section 26(e)(1) of the Investment Company Act of 1940.

Aid Association for Lutherans ("AAL") hereby represents that, as to the flexible premium variable life contracts that are the subject of this registration statement, File Number 333-76152, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by AAL.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

The general form of Prospectus, consisting of ____ pages.

Representations, descriptions, and undertakings pursuant to Rule 6e-3(T) under the Investment Company Act of 1940 (the "1940 Act). (2)

The signatures (including Power of Attorney).

Written consents of the following persons:

     Actuary - filed as Exhibit 6.  (5)
     Accountants - filed as Exhibit 10.  (5)
     Counsel - filed as Exhibit 11.  (5)

The following exhibits:

1.  The following exhibits correspond to those required by paragraph A of the istructions as to exhibits in Form N-8B-2:

    A. (1)  Resolutions of Board of Directors of Lutheran Brotherhood ("LB")
            establishing the LB Variable Insurance Account I ("the
            Account").  (2)

       (2)  Not Applicable.

       (3)  (a)  Form of Distribution Agreement between Lutheran Brotherhood
                 Securities Corp. ("LBSC") and AAL.  (4)

(b)     Form of Selling Agreement between LBSC and AAL Capital Management
        Corporation. (4)

            (b)  Form of Agreement between LBSC and General Agent with respect to the sale of the Contracts.  (2)

            (c)  Form of Agreement between LBSC and Registered
                 Representative with respect to the sale of the
                 Contracts.  (2)

            (d)  Schedules of sales commissions.  (2)

       (4)  Not Applicable.

       (5)  (a)  Form of Contract.  (1)(2)

            (b)  Available Contract Riders.  (1)(2)

       (6)  Articles of Incorporation and Bylaws of AAL.  (3)

       (7)  Not Applicable.

       (8)  See Exhibit 1.A.(3)(a).  (2)

       (9)  Not Applicable.

       (10) Contract Application Form.  (2)

2.  Opinion of Counsel as to the legality of the securities being registered.  (4)

3.  None.

4.  Not Applicable.

5.  Not Applicable.

6.  Actuarial Opinion and Consent.  (5)

7.  Actuarial basis of cash value adjustment pursuant to Rule
    6e-3(T)(b)(13)(v)(B) under the 1940 Act.  (2)

8.  Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(ii) under the 1940
    Act.  (2)

9.  Pursuant to Rule 6e-3(T)(b)(13)(iii)(F)(3) under the 1940 Act, brief description of methodology used to support the representation made regarding the level of the Mortality Risk Charge and the Expense Risk
    Charge pursuant to Rule 6e-3(T)(b)(13)(iii)(F)(2) under the 1940 Act.
    (2)

10. (a) Consent of PricewaterhouseCoopers LLP.  (5)

10. (b) Consent of Ernst & Young LLP. (5)

11. Counsel Consent.  ((5)

12. Powers of Attorney for Richard E. Beumer, Dr. Addie J. Butler, Elizabeth A. Duda, John O.
    Gilbert, Gary J. Greenfield, Robert H. Hoffman, James M. Hushagen, Richard C. Kessler, Richard
    C. Lundell, John P. McDaniel, Paul W. Middeke, Bruce J. Nicholson, Robert B. Peregrine, Paul D.
    Schrage, Dr. Kurt M. Senske, Dr. Albert K. Siu, Roger G. Wheeler, and Thomas R. Zehnder.  (4)

    Power of Attorney for Randall L. Boushek.  (5)

(1) Incorporated by reference from post-effective amendment No. 5 to the registration statement on Form S-6 of LB Variable Insurance Account I, Registration No. 33-72386, filed on February 28, 1997.

(2) Incorporated by reference from post-effective amendment No. 7 to the registration statement on Form S-6 of LB Variable Insurance Account I, Registration No. 33-72386, filed on April 29, 1998.

(3) Incorporated by reference from post-effective amendment No. 8 to the registration statement on Form N-4 of AAL Variable Annuity Account I, Registration No. 33-82054, filed on April 20, 2000.

(4) Incorporated by reference from the initial registration statement on Form S-6 of LB Variable Insurance Account I, Registration No. 333-76152, filed on January 2, 2002.

(5) Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 26th day of April, 2002.

                                                          LB VARIABLE INSURANCE ACCOUNT I
                                                                    (Registrant)

                                                          By  AID ASSOCIATION FOR LUTHERANS
                                                                    (Depositor)

                                                          By         *
                                                             -----------------------------
                                                             Bruce J. Nicholson, President
                                                             and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 26th day of April, 2002.

                                                          AID ASSOCIATION FOR LUTHERANS
                                                                    (Depositor)

                                                         By          *
                                                           -----------------------------
                                                           Bruce J. Nicholson, President
                                                           and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed on the 26th day of April, 2002 by the following directors and officers of Depositor in the capacities indicated:

                   *                        President and Chief Executive Officer
     ----------------------------           (Chief Executive Officer)
     Bruce J. Nicholson

                   *                        Executive Vice President, Chief Financial Officer
     ----------------------------           (Principal Financial Officer)
     Lawrence W. Stranghoener

              *                             Senior Vice President and Treasurer, Finance
     ----------------------------           (Principal Accounting Officer
     Randall L. Boushek

         A Majority of the Board of Directors:*

     Richard E. Beumer            John P. McDaniel
     Dr. Addie J. Butler          Paul W. Middeke
     Elizabeth A. Duda            Bruce J. Nicholson
     John O. Gilbert              Robert B. Peregrine
     Gary J. Greenfield           Paul D. Schrage
     Robert H. Hoffman            Dr. Kurt M. Senske
     James M. Hushagen            Dr. Albert K. Siu
     Richard C. Kessler           Roger G. Wheeler
     Richard C. Lundell           Thomas R. Zehnder

* John C. Bjork, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Aid Association for Lutherans pursuant to a power of attorney duly executed by such persons and incorporated by reference from the initial registration statement on Form S-6 of LB Variable Insurance Account I, Registration No. 333-76162, filed on January 2, 2002 and herewith.

                                                                 By:  /s/ John C. Bjork
                                                                      ---------------------------
                                                                      John C. Bjork,
                                                                      Attorney-in-Fact

LB VARIABLE INSURANCE ACCOUNT I

INDEX TO EXHIBITS

  Exhibit
  Number                  Exhibit
--------                 ------------------------------------------------------
Ex-99.C6                 Actuarial Opinion and Consent

Ex-99.C1                 Consent of PricewaterhouseCoopers LLP

Ex-99.C1                 Consent of Ernst & Young LLP

Ex-99.2                  Consent of Counsel

Ex-24                    Power of Attorney of Randall L. Boushek